AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2001.
                                                      REGISTRATION NO. 2-81318
================================================================================




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-4



            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]
                           PRE-EFFECTIVE AMENDMENT NO.                     [ ]
                         POST-EFFECTIVE AMENDMENT NO. 28                   [X]
                                       AND
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [ ]
                                AMENDMENT NO. 33                           [X]



                        (Check appropriate box or boxes)

                                   ----------

                       THE PRUDENTIAL QUALIFIED INDIVIDUAL
                            VARIABLE CONTRACT ACCOUNT
                           (Exact Name of Registrant)

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                                 (888) PRU-2888
         (Address and telephone number of principal executive offices)

                                   ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                     (Name and address of agent for service)


                                   COPIES TO:
  ADAM SCARAMELLA                                CHRISTOPHER E. PALMER
  VICE PRESIDENT, CORPORATE COUNSEL              SHEA & GARDNER
  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA    1800 MASSACHUSETTS AVENUE, N.W.
  213 WASHINGTON STREET                          WASHINGTON, D.C. 20036
  NEWARK, NEW JERSEY 07102-2992


                                   ----------

It is proposed that this filing will become effective (check appropriate space):



  [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
  [X] on May 1, 2001 pursuant to paragraph (b) of Rule 485
          (date)
  [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485 on __________ pursuant to paragraph (a)(1) of Rule 485
           (date)
If appropriate, check the following box:
  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment



   Title of Securities Being Registered: Interests in Individual Variable Annuity Contracts

================================================================================

                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS

                                    QUALIFIED
                                    VARIABLE
                                   INVESTMENT
                                      PLAN


THIS PROSPECTUS DESCRIBES A QUALIFIED INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("PRUDENTIAL," "WE" OR "US").

The Qualified Variable Investment Plan offers a wide variety of investment choices, including a fixed interest-rate option, and 13 variable investment options that invest in the following portfolios managed by Prudential Investments Fund Management LLC, a Prudential Subsidiary, under a manager-of-managers approach:


CONSERVATIVE BALANCED PORTFOLIO

DIVERSIFIED BOND PORTFOLIO

EQUITY PORTFOLIO

FLEXIBLE MANAGED PORTFOLIO

GLOBAL PORTFOLIO

GOVERNMENT INCOME PORTFOLIO

HIGH YIELD BOND PORTFOLIO

MONEY MARKET PORTFOLIO

NATURAL RESOURCES PORTFOLIO

PRUDENTIAL JENNISON PORTFOLIO

SMALL CAPITALIZATION STOCK PORTFOLIO

STOCK INDEX PORTFOLIO


VALUE  PORTFOLIO



                                                                     MAY 1, 2001


Please read this prospectus before purchasing a Qualified Variable Investment Plan contract and keep it for future reference. A current prospectus for the underlying mutual fund accompanies this prospectus. This prospectus contains important information about the mutual fund. Please read this prospectus and keep it for reference.

To learn more about the Qualified Variable Investment Plan, you can request a copy of the Statement of Additional Information ("SAI") dated May 1, 2001. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Qualified Variable Investment Plan SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on page 23 of this prospectus. For a free copy of the SAI, call us at: (888) PRU-2888 or write to us at:


The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102-3777


Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19101


THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


INVESTMENT IN A VARIABLE ANNUITY IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE QUALIFIED VARIABLE INVESTMENT PLAN IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

                               TABLE OF CONTENTS

CAPTION                                                                     PAGE

GLOSSARY ..................................................................   ii

SUMMARY ...................................................................    1

SUMMARY OF CONTRACT EXPENSES ..............................................    4

EXPENSE EXAMPLES ..........................................................    6

1. WHAT IS THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY? .......    8
   Beneficiary ............................................................    8
   Death Benefit ..........................................................    8
   Short Term Cancellation Right or  "Free Look" ..........................    9
   Other Contracts ........................................................    9

2. WHAT INVESTMENT OPTIONS CAN I CHOOSE? ..................................    9
   Variable Investment Options ............................................    9
   Fixed Interest-Rate Option .............................................   10
   Transfers Among Options ................................................   10
   Dollar Cost Averaging ..................................................   10
   Voting Rights ..........................................................   11
   Substitution ...........................................................   11
   Other Changes ..........................................................   11

3. WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
     (ANNUITIZATION) ......................................................   11
   Payment Provisions .....................................................   11
   Option 1: Life Annuity with 120 Payments
     (10 Years) Certain Option ............................................   12
   Option 2: Interest Payment Option ......................................   12
   Option 3: Other Annuity Options ........................................   12

4. WHAT IS THE 1% BONUS? ..................................................   12

5. HOW CAN I PURCHASE A QUALIFIED VARIABLE
     INVESTMENT PLAN VARIABLE ANNUITY CONTRACT? ...........................   12
   Purchase Payments ......................................................   12
   Allocation of Purchase Payments ........................................   13
   Calculating Contract Value .............................................   13

6. WHAT ARE THE EXPENSES ASSOCIATED WITH THE QUALIFIED
     VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT? ..................   13
   Insurance Charges ......................................................   14
   Annual Contract Fee ....................................................   14
   Withdrawal Charge ......................................................   14
   Bonus Recapture ........................................................   15
   Critical Care Access ...................................................   15
   Taxes Attributable to Premium ..........................................   15
   Company Taxes ..........................................................   15

7. HOW CAN I ACCESS MY MONEY? .............................................   15
   Automated Withdrawals ..................................................   16
   Suspension of Payments or Transfers ....................................   16

8. WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE QUALIFIED
     VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT? ..................   16
   Annuity Qualification ..................................................   16
   Taxes on Prudential ....................................................   16
   Retirement Arrangements Using the Contract .............................   17
   Plans for Self-Employed Individuals ....................................   17
   IRAs ...................................................................   17
   Simplified Employee Pension Plans ("SEPs") .............................   18
   Disclosure and "Free Look" .............................................   18
   TDAs ...................................................................   19
   Eligible Deferred Compensation Plans of State or Local
     Governments and Tax Exempt Organizations .............................   19
   Qualified Pension and Profit Sharing Plans .............................   19
   Minimum Distribution Option ............................................   20
   Penalty for Early Withdrawals ..........................................   20
   Withholding ............................................................   20
   Interested Party Disclosure ............................................   21
   Additional Information .................................................   21

9. OTHER INFORMATION ......................................................   21
   The Prudential Insurance Company of America ............................   21
   The Separate Account ...................................................   22
   Sale and Distribution of the Contract ..................................   22
   Assignment .............................................................   22
   Exchange Offer for Certain Contractowners ..............................   22
   Litigation .............................................................   22
   Financial Statements ...................................................   23
   Statement of Additional Information ....................................   23
   Householding ...........................................................   23
   Accumulation Unit Values ...............................................   24
   IRA Disclosure Statement ...............................................   27

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

                                    GLOSSARY

We have tried to make this prospectus as easy to read and understand as possible. By the nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

--------------------------------------------------------------------------------

ACCUMULATION PHASE. The period that begins with the Contract Date (see below definition) and ends when you start receiving income payments or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ANNUITANT. The person whose life determines how long the contract lasts and the amount of income payments that will be paid.

ANNUITY DATE. The date when income payments are scheduled to begin.


BONUS. The additional 1% of your purchase payments that we add to the value of your contract. This amount is based on the purchase payments you make during the first three years you own the contract. Payment of the bonus amount may be limited to $1,000 each contract year. This amount is referred to in your contract as an "additional amount."


BENEFICIARY. The person(s) or entity you have chosen to receive a death benefit.


CASH VALUE. The total value of your contract amount minus any applicable charges or fees. This amount is referred to in your contract as the "contract fund."


CONTRACT DATE. The date we receive your initial purchase payment and all necessary paperwork in good order in the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year begins on the contract date or on a contract anniversary.

CONTRACTOWNER, OWNER, OR YOU. The person entitled to the ownership rights under the contract.

CONTRACT VALUE. The total value of the amounts in a contract allocated to the variable investment options and the fixed interest-rate option as of a particular date.

DEATH BENEFIT. If the annuitant dies, the designated person(s), that is, the beneficiary, will receive the total value of the contract or, depending on the age of the annuitant, the total amount invested in the contract, reduced proportionately by withdrawals, whichever is greater.

FIXED INTEREST-RATE OPTION. An investment option that offers a fixed rate of interest for a one-year period.

INCOME OPTIONS. Options under the contract that define the frequency and duration of income payments. In your contract, they are referred to as payout or annuity options.

PURCHASE PAYMENTS. The amount of money you pay us to purchase the contract. Generally, you may make additional purchase payments at any time during the accumulation phase.


PRUDENTIAL ANNUITY SERVICE CENTER. For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The phone number is (888) PRU-2888.


SEPARATE ACCOUNT. Purchase payments allocated to the variable investment options are held by Prudential in a separate account called the Prudential Qualified Individual Variable Contract Account. The separate account is set apart from all of the general assets of Prudential.

TAX DEFERRAL. This is a way to generally increase your assets without currently being taxed. You do not pay taxes on your contract earnings until you take money out of your contract.

VARIABLE INVESTMENT OPTION. When you choose a variable investment option, we purchase shares of the mutual fund portfolio associated with that option. We hold these shares in the separate account. The division of the separate account is referred to in your contract as a subaccount.

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

SUMMARY

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN THE PROSPECTUS.

1.   WHAT IS THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY?


This variable annuity contract, offered by Prudential, is designed for use in connection with various retirement arrangements. These retirement arrangements receive favorable federal income tax benefits which are fully explained in
Section 8 entitled, "WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE QUALIFIED VARIABLE INVESTMENT PLAN?" The contract is between your employer (the owner) and us (the insurance company). Under certain circumstances the contract is directly between you and the insurance company. The contract provides a way of accumulating your savings by investing on a tax-deferred basis in one or more of 13 variable investment options which are associated with portfolios of the Prudential Series Fund, Inc., ("Series Fund"). There is also a fixed interest-rate option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.


The variable investment options are designed to offer the opportunity for a better return than the fixed interest-rate option. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

The fixed interest-rate option offers an interest rate that is guaranteed to be not less than 3% per year. While your money is in the fixed account, both the interest amount that your money will earn and your principal amount is guaranteed by us.

You can invest your money in any or all of the variable investment options and the fixed interest-rate option. You are always allowed at least four transfers each contract year among the variable investment options. There are certain restrictions on transfers involving the fixed interest-rate option.


The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings grow on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase starts when you choose to begin receiving regular payments from your contract. The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount of payments you will receive during the income phase. Other factors will affect the amount of your payments such as, age and the payout option you selected.

FREE LOOK. If you change your mind about owning the Qualified Variable Investment Plan contract, YOU MAY CANCEL YOUR CONTRACT WITHIN 10 DAYS AFTER RECEIVING IT (or whatever time period required in the state where the contract was issued).

OTHER CONTRACTS. This prospectus describes the Qualified Variable Investment Plan contract which is currently offered for sale. There are earlier versions of the contract that Prudential no longer offers. These earlier versions have certain different features that are referred to throughout this prospectus. Owners of previously offered contracts can find further information in the Statement of Additional Information ("SAI").


2.   WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the variable investment options that are described in the Series Fund prospectus located at the end of this prospectus:

                           THE PRUDENTIAL SERIES FUND

The Prudential Series Fund, Inc. is a mutual fund made up of the following portfolios. You may choose one or more of these portfolios as your variable investment options.

                        Conservative Balanced Portfolio
                           Diversified Bond Portfolio
                                Equity Portfolio
                           Flexible Managed Portfolio
                                Global Portfolio
                          Government Income Portfolio
                           High Yield Bond Portfolio

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


                             Money Market Portfolio
                          Natural Resources Portfolio
                         Prudential Jennison Portfolio
                      Small Capitalization Stock Portfolio
                             Stock Index Portfolio

                                Value Portfolio

Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the investment performance of the Series Fund portfolios you have chosen as your variable investment options. Performance information for the variable investment options is provided in the Accumulation Unit Values charts beginning on page 24 and in the SAI. Past performance is not a guarantee of future results.


You may also put your money into the fixed interest-rate option.

3.   WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
     (ANNUITIZATION)


If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you may not be able to change your payment plan.


4.   WHAT IS THE 1% BONUS?


We will add to your account an additional 1% of your purchase payments during the first three years of your contract. Payment of the bonus amount may be limited to $1,000 each contract year. After three contract years the additional 1% may be added at our discretion. Also, the 1% will be recaptured if you make a withdrawal within eight contract anniversaries after the purchase payment is made.


5. HOW CAN I PURCHASE A QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?

If you purchase this contract under a retirement plan, your purchase payment would be made through payroll deduction or a similar arrangement with your employer. You must make at least $300 in purchase payments during any 12 month period. If you purchase this contract outside of an employer sponsored retirement plan, your purchase payments must be a minimum of $100.

6. WHAT ARE THE EXPENSES ASSOCIATED WITH THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?


The contract has insurance features and investment features, and there are costs related to each. Each year we deduct a $30 annual contract fee if your contract value is less than $10,000 on the contract anniversary. For insurance and administrative costs, we also deduct an annual charge of 1.20% of the average daily value of all assets allocated to the variable investment options. This charge is not assessed against amounts allocated to the fixed interest- rate option.

There are a few states/jurisdictions that assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will assess the required premium tax charge which currently can range up to 3.5%.

The mutual fund portfolios also have their own expenses that apply to your investment. These annual expenses currently range from 0.39% to 0.85% of the average daily value of the portfolio.

During the accumulation phase, if you withdraw money less than eight years after making a purchase payment, you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-8%.


7.   HOW CAN I ACCESS MY MONEY?


You may take money out at any time during the accumulation phase. Each contract year you may withdraw your contract earnings plus up to 10% of your contract value (calculated as of the date of the first withdrawal made in that contract year), without charge. Withdrawals in excess of earnings plus 10% of your purchase payments may be subject to a withdrawal charge. This charge initially is 8% but decreases 1% each contract anniversary from the date that each purchase payment was made. After the eighth contract

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY



anniversary, there is no charge for a withdrawal of that purchase payment. You may, however, be subject to income tax and a tax penalty if you make an early withdrawal.


8. WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?


Your earnings are generally not taxed until withdrawn. If you take money out during the accumulation phase, earnings are withdrawn first and are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase may be considered partly a return of your original investment. As a result, that portion of each payment is not taxable as income. Generally, all amounts withdrawn from IRA contracts (excluding Roth IRAs) are taxable and subject to the 10% penalty if withdrawn prior to age 59 1/2.


9.   OTHER INFORMATION

This contract is issued by The Prudential Insurance Company of America, and sold by licensed representatives.

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

                          SUMMARY OF CONTRACT EXPENSES

The purpose of this summary is to help you to understand the costs you will pay for the Qualified Variable Investment Plan variable annuity contract. This summary includes the expenses of the mutual fund associated with the variable investment options but does not include any charge for premium taxes that might be applicable in your state. More detailed information can be found on page 13 in the section called, "WHAT ARE THE EXPENSES ASSOCIATED WITH THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?". For more detailed expense information about the Series Fund, please refer to the prospectus located at the back of this prospectus.


                                                NUMBER OF CONTRACT ANNIVERSARIES
TRANSACTION EXPENSES                     SINCE THE DATE OF EACH PURCHASE PAYMENT
--------------------------------------------------------------------------------
  WITHDRAWAL CHARGE:          0 ....................  8% plus return of 1% bonus
  (see Note 1 below)          1 ....................  7% plus return of 1% bonus
                              2 ....................  6% plus return of 1% bonus
                              3 ....................  5% plus return of 1% bonus
                              4 ....................  4% plus return of 1% bonus
                              5 ....................  3% plus return of 1% bonus
                              6 ....................  2% plus return of 1% bonus
                              7 ....................  1% plus return of 1% bonus
                              8 ....................  0%


  ANNUAL CONTRACT FEE
  AND FULL WITHDRAWAL FEE:
  (see Note 2 below) ...............................  $30.00



ANNUAL ACCOUNT EXPENSES
--------------------------------------------------------------------------------

As a percentage of the average account value in the variable investment options.


       Mortality and Expense Risk: .......................   1.20%


Note 1:


Withdrawal charges are imposed only on purchase payments. You may withdraw earnings without a charge. In addition, during any contract year you may withdraw up to 10% of the total contract value (calculated as of the date of the first withdrawal made in that contract year), without charge. There is no withdrawal charge on any withdrawals made under the CRITICAL CARE ACCESS option (see page 15).


Surrender charges are also waived when a death benefit is paid.

Note 2:

This fee is only imposed if your contract value is less than $10,000 at the time this fee is calculated.

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

                          SUMMARY OF CONTRACT EXPENSES

ANNUAL MUTUAL FUND EXPENSES
--------------------------------------------------------------------------------
As a percentage of each option's average daily net assets:


                                              INVESTMENT     OTHER       TOTAL
                                            MANAGEMENT FEE  EXPENSES    EXPENSES
--------------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND
  Conservative Balanced Portfolio               0.55%        0.05%       0.60%
  Diversified Bond Portfolio                    0.40%        0.05%       0.45%
  Equity Portfolio                              0.45%        0.04%       0.49%
  Flexible Managed Portfolio                    0.60%        0.04%       0.64%
  Global Portfolio                              0.75%        0.10%       0.85%
  Government Income Portfolio                   0.40%        0.07%       0.47%
  High Yield Bond Portfolio                     0.55%        0.05%       0.60%
  Money Market Portfolio                        0.40%        0.04%       0.44%
  Natural Resources Portfolio                   0.45%        0.13%       0.58%
  Prudential Jennison Portfolio                 0.60%        0.04%       0.64%
  Small Capitalization Stock Portfolio          0.40%        0.08%       0.48%
  Stock Index Portfolio                         0.35%        0.04%       0.39%
  Value Portfolio                               0.40%        0.05%       0.45%

--------------------------------------------------------------------------------

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

                                EXPENSE EXAMPLES

--------------------------------------------------------------------------------

These examples will help you compare the fees and expenses of the different variable investment options offered by the Qualified Variable Investment Plan. You can also use the examples to compare the cost of the Qualified Variable Investment Plan with other qualified variable annuity contracts.

--------------------------------------------------------------------------------

EXAMPLE 1 -- IF YOU WITHDRAW YOUR ASSETS OR ANNUITIZE


Example 1 assumes that you invest $1,000 in the Qualified Variable Investment Plan and that you allocate all of your assets to one of the variable investment options and withdraw all your assets or annuitize at the end of the time period indicated. (Certain annuity options will not be subject to withdrawal charges. See "WHAT KIND OF PAYMENT WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)" on page 11.) The example also assumes that your investment has a 5% return each year and that the mutual fund's operating expenses remain the same. Your actual costs may be higher or lower, but based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
                                            1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND
   Conservative Balanced Portfolio            $91      $121      $145     $216
   Diversified Bond Portfolio                 $89      $116      $137     $200
   Equity Portfolio                           $90      $118      $139     $205
   Flexible Managed Portfolio                 $91      $122      $147     $221
   Global Portfolio                           $93      $129      $158     $243
   Government Income Portfolio                $89      $117      $?38     $202
   High Yield Bond Portfolio                  $91      $121      $145     $216
   Money Market Portfolio                     $89      $116      $136     $199
   Natural Resources Portfolio                $91      $120      $144     $214
   Prudential Jennison Portfolio              $91      $122      $147     $221
   Small Capitalization Stock Portfolio       $90      $117      $138     $203
   Stock Index Portfolio                      $89      $114      $134     $194
   Value Portfolio                            $89      $116      $137     $200

--------------------------------------------------------------------------------

Notes:

THESE EXAMPLES DO NOT SHOW PAST OR FUTURE EXPENSES. ACTUAL EXPENSES FOR A PARTICULAR YEAR MAY BE MORE OR LESS THAN THOSE SHOWN IN THE EXAMPLES.

The charges shown in the 10 years column are the same for Example 1 and Example 2. This is because after 8 years we no longer deduct the withdrawal charges when you make a withdrawal or when you begin the income phase of your contract.

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

EXAMPLE 2 -- IF YOU DO NOT WITHDRAW YOUR ASSETS


Example 2 assumes that you invest $1,000 in the Qualified Variable Investment Plan and allocate all of your assets to one of the variable investment options and DO NOT WITHDRAW any of your assets at the end of the time period indicated. The example also assumes that your investment has a 5% return each year and that the mutual fund's operating expenses remain the same. Your actual costs may be higher or lower, but based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
                                            1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND
   Conservative Balanced Portfolio            $19      $58       $100     $216
   Diversified Bond Portfolio                 $17      $53       $ 92     $200
   Equity Portfolio                           $18      $55       $ 94     $205
   Flexible Managed Portfolio                 $19      $59       $102     $221
   Global Portfolio                           $21      $66       $113     $243
   Government Income Portfolio                $17      $54       $ 93     $202
   High Yield Bond Portfolio                  $19      $58       $100     $216
   Money Market Portfolio                     $17      $53       $ 91     $199
   Natural Resources Portfolio                $19      $57       $ 99     $214
   Prudential Jennison Portfolio              $19      $59       $102     $221
   Small Capitalization Stock Portfolio       $18      $54       $ 93     $203
   Stock Index Portfolio                      $17      $51       $ 89     $194
   Value Portfolio                            $17      $53       $ 92     $200

These examples do not show past or future expenses. Actual expenses for a particular year may be more or less than those shown in the examples.

--------------------------------------------------------------------------------


Notes: (cont.) If your contract value is less than $10,000, on your contract anniversary (and upon a surrender), we will deduct a $30 fee. The examples use an average number as the amount of the annual contract fee. This amount was calculated by taking the total annual contract fees collected in the preceding calendar year and then dividing that number by the total assets allocated to the variable investment options shown in the examples.


Based on this calculation, the annual contract fee is included as an annual charge of 0.02% of contract value. Your actual fees will vary based on the amount of your contract and your specific allocation(s). A table of accumulation unit values of interests in each variable investment option appears under the caption "OTHER INFORMATION" in this prospectus beginning on page 21. Premium taxes are not reflected in these examples. Premium taxes may apply, depending on the state where you live.

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

1. WHAT IS THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY?


The Qualified Variable Investment Plan Variable Annuity is a contract designed for use in connection with various retirement arrangements. The contract is between your employer who is the owner, and us, the insurance company, The Prudential Insurance Company of America ("Prudential," "We" or "Us"). Under certain circumstances, the contract is directly between you and the insurance company.


Under our contract or agreement, in exchange for your payment to us, we promise to pay you a guaranteed income stream. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

This annuity contract generally benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract.


The Qualified Variable Investment Plan is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 13 variable investment options and one guaranteed fixed interest-rate option. If you select a variable investment option, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the mutual fund portfolio(s) that you have selected. Because the value of the portfolios fluctuates, depending upon market conditions, your assets can either increase or decrease in value. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

As mentioned above, the Qualified Variable Investment Plan also contains a guaranteed fixed interest-rate option. This option offers an interest-rate that is guaranteed by us for one year and will always be at least 3% per year.


The owner of the contract has the decision-making rights under the contract. You will be the annuitant unless you designate someone else. The annuitant is the person who receives the annuity payments when the income phase begins. The annuitant is also the person whose life is used to determine how much and how long these payments will continue. On and after the annuity date, the annuitant is the owner and may not be changed. The beneficiary becomes the owner when a death benefit is payable.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant or last surviving annuitant dies. Your written request becomes effective when we approve it.

DEATH BENEFIT

If the annuitant dies during the accumulation phase, we will, upon receiving appropriate proof of death, pay a death benefit to the beneficiary designated by the contractowner.

This is how the amount of the death benefit is calculated:

IF THE ANNUITANT DIES DURING THE ACCUMULATION PHASE BEFORE AGE 65, the amount of the death benefit will be the greater of (a) the current value of the contract as of the date we receive appropriate proof of death, or (b) the total of all purchase payments plus any bonus credited by Prudential, reduced proportionally by withdrawals.

IF THE ANNUITANT IS AGE 65 OR OLDER, the amount of the death benefit will be the current value of the contract as of the time we receive appropriate proof of death.

Here is an example of how the death benefit is calculated:

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

Suppose a contractowner had made purchase payments and was credited a bonus totaling $100,000 but, due to unfortunate investment results, the contract value had decreased to $80,000. If the annuitant is younger than age 65, the death benefit would still be $100,000. This amount, however, is reduced proportionally when you make a withdrawal from the contract. If the contractowner had withdrawn 50% of the remaining $80,000, the death benefit would also be reduced by 50%. Since the death benefit had been $100,000, it would now be $50,000. As stated above, after age 65, the death benefit amount is simply the value of the contract.


Death benefits payable under a qualified plan generally must be distributed by December 31 of the fifth year after the annuitant's date of death. However, if the beneficiary chooses an annuity payment option and if the annuity payments begin within one year of the date of death, the death benefit may be distributed over the beneficiary's life expectancy.


If the annuitant dies during the income phase, the death benefit, if any, is determined by the type of annuity payment option you select.

SHORT TERM CANCELLATION RIGHT OR  "FREE LOOK"


If you change your mind about owning the Qualified Variable Investment Plan, you may cancel your contract within 10 days after receiving it (or whatever period is required in the state where the contract was issued). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable law:


o    Your full purchase payment, or

o The amount your contract is worth as of the day we receive your request. This amount may be more or less than your original payment.

OTHER CONTRACTS


This prospectus describes the Qualified Variable Investment Plan contract which is currently being offered for sale. There are earlier versions of the contract that Prudential no longer offers. These earlier versions have some different features which include differences in:

o    payout options;

o    sales charges on withdrawals;

o    determination of payments to a beneficiary;

o    determination of the amount of monthly variable annuity payments.

If you are an owner of a contract that is no longer offered for sale, you can find further information regarding contract differences throughout this prospectus and in the Statement of Additional Information.

2. WHAT INVESTMENT OPTIONS CAN I CHOOSE?


The contract gives you the choice of allocating your purchase payments to any one or more of the 13 variable investment options, or a guaranteed fixed interest-rate option. The 13 variable investment options invest in Prudential Series Fund, Inc. portfolios. The Prudential Series Fund, Inc. has a separate prospectus that is provided with this prospectus. YOU SHOULD READ THE PRUDENTIAL SERIES FUND, INC. PROSPECTUS BEFORE YOU DECIDE TO ALLOCATE YOUR ASSETS TO A VARIABLE INVESTMENT OPTION USING THAT FUND.


VARIABLE INVESTMENT OPTIONS


Listed below are the Prudential Series Fund, Inc. ("Series Fund") portfolios which are available as variable investment options. Each portfolio has a different investment objective.


o    Conservative Balanced Portfolio

o    Diversified Bond Portfolio

o    Equity Portfolio

o    Flexible Managed Portfolio

o    Global Portfolio

o    Government Income Portfolio

o    High Yield Bond Portfolio

o    Money Market Portfolio

o    Natural Resources Portfolio

o    Prudential Jennison Portfolio (domestic equity)

o    Small Capitalization Stock Portfolio

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


o    Stock Index Portfolio


o    Value Portfolio (domestic equity) (formerly Equity Income Portfolio)

The Prudential Series Fund, Inc. is managed by Prudential Investments Fund Management LLC ("PIFM"), a Prudential subsidiary, through subadvisers that PIFM employs by using a manager-of-managers approach.

Prudential Investment Management, Inc., also a Prudential subsidiary, serves as subadviser to the Conservative Balanced, Diversified Bond, Flexible Managed, Government Income, High Yield Bond, Money Market, Small Capitalization Stock, and Stock Index Portfolios.

Jennison Associates LLC, also a Prudential subsidiary, serves as subadviser to the Equity, Value, Global, and Natural Resources Portfolios.

GE Asset Management Incorporated and Salomon Brothers Asset Management Inc. each manage a portion of the Equity Portfolio.

Deutsche Asset Management Inc. and Victory Capital Management, Inc. each manage a portion of the Value Portfolio.


FIXED INTEREST-RATE OPTION

We also offer a fixed interest-rate option. When you select this option, your payment will earn interest at the established rate for a one-year period. This rate will always be at least 3%. A new interest-rate period is established every time you allocate or transfer money into the fixed interest-rate option. You may have money allocated in more than one interest-rate period at the same time. This could result in your money earning interest at different rates and each interest-rate period maturing at a different time.

TRANSFERS AMONG OPTIONS


You are allowed to transfer money among the variable investment options and the fixed interest-rate option at least four times each contract year. The minimum transfer amount is $300 or the total amount in the investment option if it is less than $300. Your transfer request may be made by telephone or in writing to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone are genuine. We will not be liable for following telephone instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which it was received.


YOU CAN MAKE TRANSFERS OUT OF THE FIXED INTEREST-RATE OPTION ONLY DURING THE 30-DAY PERIOD FOLLOWING YOUR CONTRACT ANNIVERSARY DATE.

The maximum amount you may transfer from the fixed interest-rate option is limited to the greater of:

o    25% of the amount allocated to the fixed interest-rate option, or

o    $2,000.


The purchase payments that you direct to the variable investment options are invested by us according to an agreement that we maintain with the fund. Typically, these agreements give the fund the right to refuse transaction requests that would be disruptive to the fund--such as transaction requests associated with market timing activity. These agreements also allow the fund to cease selling shares to the Separate Account and to terminate the agreement altogether. To avoid undermining our contractual relationship with the fund, we will take whatever lawful measures are available to avoid disruption to the funds, which could include rejecting a transaction that is part of a market timing arrangement.


DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") feature allows you to systematically transfer a percentage amount out of the money market variable investment option and into any other variable investment option(s). You can transfer money to more than one variable investment option. The investment option used for the transfers is designated as the DCA account. You may choose to have these automatic transfers from the DCA made monthly. By allocating amounts on a regular schedule instead of allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

When you establish your DCA account with your first purchase payment, you must allocate either $2,000 or 10% of your purchase payment, whichever is greater, to your DCA account. If you establish your DCA account at a later time, a minimum of $2,000 is required. Once your DCA account is opened, as long as it has a positive balance, you may allocate or transfer amounts to the DCA account just as you would with any other investment option.

Once established, your first transfer out of the account must be at least 3.0% of your DCA account. The minimum amount you can transfer into any one investment option is $20. Transfers will continue automatically until the entire amount in your DCA account has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to re-open the DCA account at any time.

Your transfers will be made on the last calendar day of each month, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

Any transfers you make because of Dollar Cost Averaging are not counted toward the four transfers you are allowed each year. This feature is available only during the contract accumulation phase.

VOTING RIGHTS

Prudential is the legal owner of the shares in the Series Fund, however, we vote the shares according to voting instructions received from contractowners. We will mail you a proxy which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf, in accordance with those instructions. We will vote the shares for which we do not receive instructions, and the shares that we own directly, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation.

SUBSTITUTION

We may substitute one or more of the Series Fund portfolios used by the variable investment options. We may also cease to allow investments in existing portfolios. We would do this only if events such as investment policy changes or tax law changes make the portfolio unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

OTHER CHANGES

We may also make other changes to such things as the minimum amounts for purchases, transfers and withdrawals. However, before imposing such changes we will give you at least 90 days notice.

3. WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
   (ANNUITIZATION)

PAYMENT PROVISIONS


Under the terms of the currently offered contract we can begin making annuity payments at any time on or before the contract anniversary that coincides with or next follows the annuitant's 90th birthday. At our discretion, annuity payments may start at a later date. Different payment provisions and income payments apply to certain previously offered contracts. See the discussion contained in the statement of additional information for further details.


You should be aware that generally under most tax-favored plans, you must begin receiving payments by age 70 1/2. SEE SECTION 8, "WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE QUALIFIED VARIABLE INVESTMENT PLAN CONTRACT?"


We make the annuity options described below available (subject to the retirement arrangement that covers you) at any time before the annuity date. During the income phase, all of the annuity options under the currently offered contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. At any time before your annuity date, you may ask us to change the

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

annuity date specified in your contract to another date. Unless we consent, the new date may not be before the first day of the month following the date we received your request OR after the first day of the month following your 90th birthday.


As indicated above, when you decide to begin receiving annuity payments, your participation in the variable investment options ends. Generally, once you begin receiving regular payments you can not change your payment plan. The value of your contract at that time, together with your choice of annuity option, will help determine how much your income payments will be. You should be aware that, depending on how recently you made purchase payments, you may be subject to withdrawal charges and the recapture of bonus payments when you annuitize. For certain annuity options, these withdrawal charges will be waived.


If you have not selected an annuity option by the agreed upon annuity date, a complete withdrawal will automatically be processed as of that date.

OPTION 1. LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN OPTION


Under this option, we will make annuity payments monthly, quarterly, semiannually or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary the present value of the remaining certain period annuity payments in one lump sum, unless we are specifically instructed that the remaining monthly annuity payments shall continue to be paid to the beneficiary. The present value of the remaining certain period annuity payments is calculated by using the interest-rate used to compute the amount of the original 120 payments. The interest-rate used will always be at least 3.5% a year.


OPTION 2. INTEREST PAYMENT OPTION


Under this option, we hold all or a portion of your contract assets in order to accumulate interest. We can make interest payments on a monthly, quarterly, semiannual or annual basis or allow the interest to accrue on your contract assets. If an annuity option is not selected by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. Under this option, we will pay you interest at an effective rate of at least 3% a year.


OPTION 3. OTHER ANNUITY OPTIONS


We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available any of the annuity options that are offered at your annuity date.


These options are referred to in your contract as the supplemental life annuity option. Under the supplemental life annuity option, we will waive withdrawal charges that might be applicable under other annuity options. In addition, if you select Option 1 without a right of withdrawal, we will effect that option under the supplemental life annuity option, if doing so provides greater monthly payments.

4. WHAT IS THE 1% BONUS?

During the first three contract years, we will add an additional 1% to every purchase payment that you make. After that, we will add the 1% bonus at our discretion. We may limit our payment of the bonus to $1,000 per contract year. The bonus payment will be allocated to your contract based on the way your purchase payment is allocated among the variable investment options and the fixed interest-rate option.


The bonus amount will not be subject to the charge for premium taxes. We will, however, take the bonus payments back if you make a withdrawal of a purchase payment within eight contract anniversaries of the time that the purchase payment was made. The only exception would be if you annuitize your contract in a way that is not subject to a sales charge or if you make a withdrawal under the Critical Care Access option.


5. HOW CAN I PURCHASE A QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?

PURCHASE PAYMENTS

Under a retirement plan, purchase payments are made through payroll deduction or a similar

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


arrangement with an employer. These payments must total at least $300 during any 12-month period. If you purchase the Qualified Variable Investment Plan outside of an employer sponsored retirement plan, your purchase payments must be a minimum of $100, with a maximum contribution of $2,000 annually. Prudential currently accepts subsequent purchase payments below this $100 minimum amount. We reserve the right to again require a $100 minimum at some future date.


ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your purchase payment among the variable investment options and the fixed interest-rate option in whole percentages from 10% to 100%. You can change your allocations by writing or telephoning us at the Prudential Annuity Service Center. If you make additional purchase payments, they will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise.


We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order. Our business day generally closes at 4:00 p.m. Eastern time. We will generally credit subsequent purchase payments received in good order after the close of a business day on the following business day.


CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment option(s) you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

     1. Adding up the total amount of money allocated to a specific investment option;

     2. Subtracting from that amount insurance charges and any other charges such as taxes; and

     3.   Dividing this amount by the number of outstanding accumulation units.


When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited to your contract is determined by dividing the amount of the purchase payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease or remain the same from day to day. The Accumulation Unit Values charts beginning on page 24 of this prospectus give you more detailed information about the accumulation units of the variable investment options associated with the Prudential Series Fund, Inc.


We cannot guarantee that the value of your contract will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest-rate of 3.0% a year on that portion of the contract allocated to the fixed interest-rate option.

6. WHAT ARE THE EXPENSES ASSOCIATED WITH THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?


There are charges and other expenses associated with the contract that reduce the return on your investment. These charges and expenses are described below.

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

INSURANCE CHARGES

Each day, we make a deduction for insurance charges as follows:

The mortality risk charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk charge is for assuming that the current charges will be insufficient in the future to cover the cost of administering the contract.

The mortality and expense risk charge is equal, on an annual basis, to 1.20% of the daily value of the contract invested in the variable investment options, after expenses have been deducted. This charge is not assessed against amounts allocated to the fixed interest-rate option.

If the charges under the contract are not sufficient, then we will bear the loss. We do, however, expect to profit from this charge. The mortality and expense risk charge cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts.

ANNUAL CONTRACT FEE


During the accumulation phase, if your contract value is less than $10,000 on the contract anniversary date, we will deduct $30 per contract year (this fee may differ in certain states). This annual contract fee is used for administrative expenses and cannot be increased. The fee will be deducted proportionately from each of the investment options that you have selected. This charge will also be deducted when you surrender your contract if your contract value is less than $10,000 at that time.


WITHDRAWAL CHARGE

During the accumulation phase you can make withdrawals from your contract. Your withdrawal request will be processed as of the date it is received by us in good order at the Prudential Annuity Service Center.

When you make a withdrawal, money will be taken first from your earnings. When your earnings have been used up, then we will take the money from your purchase payments. You will not have to pay any withdrawal charge when you withdraw your earnings. You will need to get our consent if you want to make a partial withdrawal that is less than $300 or if making a partial withdrawal would reduce your contract value to less than $300.


You may be subject to certain restrictions on the withdrawal of salary reduction contributions and earnings invested in annuity contracts which are subject to
Section 403(b) of the Internal Revenue Code. Under these annuity contracts, withdrawals may be made prior to age 59 1/2 if you leave your job, die or are permanently disabled. For a complete discussion of these contracts, please refer to Section 8 of this prospectus, "WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE QUALIFIED INDIVIDUAL VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?" on page 16.


The withdrawal charge is for the payment of the expenses involved in selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities.


You can withdraw earnings plus up to 10% of the value of your total contract, calculated as of the date of the first withdrawal made during a contract year without paying a withdrawal charge. This amount is referred to as the "charge-free" amount. Prior to the eighth contract anniversary following a purchase payment, if your withdrawal is more than the charge-free amount, a withdrawal charge will be applied.


For this purpose, we treat purchase payments as withdrawn on a first-in, first-out basis.


The table below shows the withdrawal charges that would apply, based on the number of contract anniversaries since the date of each purchase payment:

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


                        Number of Contract Anniversaries
                    Since the Date of Each Purchase Payment

                      0 ............................   8%
                      1 ............................   7%
                      2 ............................   6%
                      3 ............................   5%
                      4 ............................   4%
                      5 ............................   3%
                      6 ............................   2%
                      7 ............................   1%
                      8 ............................   0%


BONUS RECAPTURE


The bonus amount associated with a purchase payment will be deducted from your contract value in the same proportion that purchase payments are withdrawn within eight contract anniversaries after the payment was made. This includes withdrawals made for the purpose of annuitizing if withdrawal charges apply. If you make a withdrawal eight contract anniversaries or more after a purchase payment that was credited with the bonus, you can withdraw all or part of your purchase payment and retain the bonus amount.


CRITICAL CARE ACCESS

We will allow you to withdraw money from the contract and waive any withdrawal and annual contract fee, if the annuitant or the last surviving co-annuitant (if applicable) becomes confined to an eligible nursing home or hospital for a period of at least three consecutive months. You would need to provide us with proof of the confinement. If a physician has certified that the annuitant or last surviving co-annuitant is terminally ill (has six months or less to live) there will be no charge imposed for withdrawals. Critical Care Access is not available in all states.


TAXES ATTRIBUTABLE TO PREMIUM

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.


7. HOW CAN I ACCESS MY MONEY?

You can access your money by:

o   Making a withdrawal (either partial or complete), or

o   Electing to receive annuity payments during the income phase.

When you make a complete or partial withdrawal, you will receive the value of your contract on the day you made the withdrawal, less any applicable charges and fees as of the date we receive your request at the Prudential Annuity Service Center in a form acceptable to us. Unless you tell us otherwise, any partial withdrawal will be made proportionately from all of the variable investment options as well as the fixed interest-rate option, depending on your investment selections. You will have to receive our consent to make a partial withdrawal if the amount is less than $300 or if as a result of the withdrawal the value of your contract would be reduced to less than $300.

We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a properly completed withdrawal request. We will deduct applicable charges, if any, from the assets in your contract.

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS AND THE TAX DISCUSSION IN THE STATEMENT OF ADDITIONAL INFORMATION.


AUTOMATED WITHDRAWALS

This contract offers an Automated Withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals of a specified dollar amount at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise.

You can make withdrawals from any designated investment option or proportionally from all investment options. Withdrawal charges may be deducted if the withdrawals in any contract year are more than the charge-free amount.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS AND THE TAX DISCUSSION IN THE STATEMENT OF ADDITIONAL INFORMATION.


SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

     1. The New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.   Trading on the New York Stock Exchange is restricted;

     3. An emergency exists, as determined by the SEC, during which sales of shares of the mutual funds are not feasible or we cannot reasonably value the accumulation units; or

     4. The Securities and Exchange Commission, by order, so permits suspension or postponement of payments for the protection of owners.

We expect to pay the amount of any withdrawal or transfer made from your investment options promptly upon request. We are, however, permitted to delay payment for up to six months on withdrawals from the fixed interest-rate option. If we delay payment for more than 30 days, we will pay you interest at an annualized rate of at least 3%.

8. WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?

The following discussion is general in nature and describes only federal income tax law, not state or other tax laws. It is based on current law and interpretations, which may change. It is not intended as tax advice. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR COMPLETE INFORMATION AND ADVICE.

ANNUITY QUALIFICATION

This discussion assumes that the contract will be treated as an annuity contract for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the contract must be diversified according to certain rules. For further detail on diversification requirements, see the attached prospectus for the Series Fund. Tax rules also require that we, and not you as the contractowner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe the contract is an annuity contract under the tax rules. However, we reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply uniformly to affected contractowners and will be made with as much advance notice to affected contractowners as is feasible under the circumstances.

TAXES ON PRUDENTIAL


Although the separate account is registered as an investment company, it is not a separate taxpayer for purposes of the Internal Revenue Code ("Code"). The earnings of the account are taxed

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

as part of the operations of Prudential. No charge is being made currently against the account for company federal income taxes. We will review the question of a charge to the account for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

Under current law, Prudential may incur state and local taxes in addition to premium taxes in several states. At present, these taxes are not significant and they are not charged against the contract or the account. If there is a material change in applicable state or local tax laws, the imposition of these taxes upon Prudential that are attributable to the account may result in a corresponding charge against the account.

RETIREMENT ARRANGEMENTS USING THE CONTRACT


The provisions of the Code that apply to retirement programs are complex, and the tax rules vary according to the type of plan and its terms and conditions. This section of the prospectus provides only general information about the types of arrangements with which the contracts may be used. These arrangements include individual retirement accounts and annuities ("IRA"), simplified employee pension plans ("SEP"), tax deferred annuities ("TDA"), and deferred compensation plans of state and local governments and tax exempt organizations ("Section 457 Plans").


You should consult a qualified tax adviser before purchasing a contract, particularly if you feel there is a possibility that you will be making withdrawals from your contract before annuity payments begin. Withdrawals may be subject to income tax consequences, including tax penalties.


In general, assuming that you comply with the requirements and limitations of the Code provisions applicable to the type of retirement arrangement in which you are participating, purchase payments (other than after-tax employee payments) under the contract will be deductible (or not includible in your income) up to certain amounts each year. In addition, federal income tax currently is not imposed upon the investment income and realized gains of the subaccounts in which your purchase payments have been invested until a distribution is received. When a distribution is received, either as a lump sum or an annuity, all or a portion of the distribution is normally taxable as ordinary income. In some cases, the tax on lump-sum distributions may be limited by a special income-averaging rule.


You should be aware that tax favored plans such as IRAs generally provide tax deferral regardless whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax deferral benefits.

The comments which follow concerning specific tax favored plans are intended merely to call attention to certain of their features. No attempt has been made to discuss in full the tax ramifications involved or to offer tax advice. As suggested above, a qualified tax adviser should be consulted for advice and answers to any questions.

PLANS FOR SELF-EMPLOYED INDIVIDUALS


For self-employed individuals who establish qualified plans, contributions are deductible within the limits prescribed by the Code. Annual deductible contributions cannot exceed the lesser of $35,000 (for 2001) or 25% of "earned income." For this purpose "earned income" is computed after the deduction for contributions to the plan is considered.


Payments generally must begin by April 1 of the year following the later of the calendar year in which the employee (1) attains age 70 1/2 or (2) retires.

IRAs


If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and the contract. The "IRA Disclosure Statement" on page 27 contains information about eligibility, contribution limits, tax particulars and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

in writing, and we will refund all of the purchase payments under the contract (or, if greater, the amount credited under the contract, calculated as of the valuation period that we receive this cancellation notice).

For persons who establish IRAs, the annual contribution limit is the lesser of
(1) $2,000 or (2) 100% of earned income. An IRA contribution of up to $2,000 for each spouse is permitted, including a non-working spouse, if the combined compensation of both spouses is at least equal to the contributed amount provided that the non-working spouse earns less than the working spouse and they file a joint return. Generally, for traditional IRAs, distributions must begin by April 1 of the year following attainment of age 70 1/2 and are subject to certain minimum distribution requirements. Certain penalties may result if the contribution or age limitations are exceeded.


Deductions for IRA contributions in those cases where an individual is an active participant in an employer sponsored pension plan, SEP, SIMPLE, Section 403(a) plan, or TDA are limited to individuals whose adjusted gross income is less than certain specified amounts. These amounts are adjusted each year. For 2001, the amounts are as follows: For married individuals who file a joint tax return, a full deduction will be available if adjusted gross income is $53,000 or less. For a single individual, the limit is $33,000. Partial deductions for IRA contributions will be available for married joint filers who have adjusted gross income of more than $53,000 and less than $63,000, and single individuals whose adjusted gross income is less than $43,000. These amounts are for 2001. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers. In the case of an individual who is not an active participant in an employer sponsored plan as described above, but whose spouse is an active participant, a full deduction will be available for married joint filers if adjusted gross income is $150,000 or less, with partial deductions being available for adjusted gross income up to $160,000.

SIMPLIFIED EMPLOYEE PENSION PLANS ("SEP")

Under a SEP, annual employer contributions to an IRA established by an employee are not includible in income up to the lesser of $35,000 (in 2001) or 15% of the employee's earned income (excluding the employer's contribution to the SEP). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2001, this limit is $170,000. In addition, a SEP must satisfy certain minimum participation requirements and contributions may not discriminate in favor of highly compensated employees. Contracts issued as IRAs established under a SEP must satisfy the requirements described above for an IRA.

Certain SEP arrangements are permitted to allow employees to elect to reduce their salaries by as much as $10,500 (in 2001, as indexed) and have their employer contribute on their behalf to the SEP. These arrangements, called salary reduction SEPs, are available only if the employer maintaining the SEP has 25 or fewer employees and at least 50% of the eligible employees elect to make salary reduction contributions. Other limitations may reduce the permissible contribution level for highly compensated employees. New Salary Reduction SEPs may not be established after 1996.


DISCLOSURE AND  "FREE LOOK"

If you purchase a contract used as an IRA, including one established under a SEP arrangement, you will be given disclosure material prepared by Prudential. The material includes this prospectus, a copy of the contract, and a brochure containing information about eligibility, contribution limits, tax consequences, and other particulars concerning IRAs.

You must be given a "free look" after making an initial contribution in which to affirm or reverse your decision to participate. Therefore, within the free look period, you may cancel your contract by notifying Prudential in writing, and Prudential will refund the purchase payments under the contract or, if greater, the amount credited under the contract (less any bonus) computed as of the valuation period that Prudential receives the

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


notice for cancellation. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK," page 9.


TDAs


Tax law permits employers and employees of Section 501(c)(3) tax-exempt organizations and public educational organizations to make, subject to certain limitations, contributions to an annuity in which the employee's rights are nonforfeitable (commonly referred to as a "tax deferred annuity" or "TDA"). The amounts contributed under a TDA and earnings thereon are not taxable as income until distributed as annuity income or otherwise.

Generally, contributions to a TDA may be made through a salary reduction arrangement up to a maximum of $10,500 (in 2001, as indexed). However, under certain special rules, the limit could be increased as much as $3,000. In addition, the Code permits certain total distributions from a TDA to be "rolled over" to another TDA or IRA. Certain partial distributions from a TDA may be "rolled over" to an IRA.


An annuity contract will not qualify as a TDA, unless under such contract, distributions from salary reduction contributions and earnings thereon (other than distributions attributable to assets held as of December 31, 1988) may be paid only on account of attainment of age 59 1/2, severance of employment, death, total and permanent disability and, in limited circumstances, hardship. (Such hardship withdrawals are permitted, however, only to the extent of salary reduction contributions and not earnings thereon.)

The withdrawal restrictions referred to above do not apply to the transfer of all or part of a contract owner's interest in his or her contract among the available investment options offered by Prudential or to the direct transfer of all or part of the contract owner's interest in the contract to a TDA of another insurance company or to a mutual fund custodial account under Section 403(b)(7) of the Code. In imposing the restrictions on withdrawals as described above, Prudential is relying upon a no-action letter dated November 28, 1998 from the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance.

Employer contributions are subject generally to the same coverage, minimum participation and nondiscrimination rules applicable to qualified pension and profit-sharing plans. Distributions from a TDA generally must commence by April 1 of the calendar year following the later of the calendar year in which the employee (1) attains age 70 1/2 or (2) retires. Distributions must satisfy minimum distribution requirements similar to those that apply to qualified plans generally.

ELIGIBLE DEFERRED COMPENSATION PLANS OF STATE OR LOCAL GOVERNMENTS AND TAX EXEMPT ORGANIZATIONS

A contract may be used to fund an eligible deferred compensation plan of a state or local government or a tax-exempt organization (commonly called a "Section 457 Plan"). The amounts contributed under such plans and increments thereon are not taxable as income until distributed or otherwise made available to the employee or other beneficiary. However, if the tax law requirements are not met, employees may be required to include in gross income all or part of the contributions and earnings thereon.


Assets of deferred compensation plans are generally part of the employer's general assets. However, governmental employers are required to hold assets in a trust, annuity contract or custodial account. Contributions generally may not exceed the lesser of $8,500 (in 2001, as indexed) or 33 1/3% of the employee's compensation.


Generally, distributions must begin by April 1 of the calendar year following the later of the calendar year in which the employee (1) attains age 70 1/2; or
(2) retires. Distributions are subject to special minimum distribution rules in addition to the minimum distribution requirements for qualified plans. Rollovers are not permitted (other than between Section 457 Plans).

QUALIFIED PENSION AND PROFIT SHARING PLANS

A contract may be used to fund a qualified pension or profit-sharing plan. The plan itself

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


must satisfy the coverage, minimum participation, nondiscrimination, minimum distribution, and all other requirements applicable generally to qualified pension and profit-sharing plans. The Code also imposes dollar limitations on contributions that may be made to or benefits that may be received from a qualified pension or profit-sharing plan (including a limitation of $10,500 (in 2001 as indexed) on the amount that an employee may contribute through a "401(k) plan"). Generally, distributions from a qualified plan must begin by April 1 of the calendar year following the later of the calendar year in which the employee
(1) attains age 70 1/2; or (2) retires. Distributions are subject to certain minimum distribution requirements.


MINIMUM DISTRIBUTION OPTION


The Minimum Distribution Option is a program available with IRA and SEP programs. It enables the client to satisfy IRS minimum distribution requirements, without having to annuitize or cash surrender their Contracts. Distributions from traditional IRAs and SEPs must begin by April 1 of the year following attainment of age 70 1/2. Each year until the maturity date, Prudential will recalculate the minimum amount that you are required to withdraw from your IRA or SEP. We will send you a check for the minimum distribution amount less any partial withdrawals made during the year. Our calculations are based solely on the cash value of the contract on the last day of the prior calendar year. If you have other IRA accounts, you will be responsible for taking the minimum distribution from each. Beginning in 2002, minimum distribution calculations will change under IRS proposed regulations. Minimum required distributions will generally be less under the proposed regulations. Individuals can elect to use the proposed regulations for their 2001 distributions.


PENALTY FOR EARLY WITHDRAWALS


A 10% tax penalty will generally apply to the taxable part of distributions received from an IRA, SEP, TDA, and qualified retirement plans before age
59 1/2. Limited exceptions are provided, such as where amounts are paid in the form of a qualified life annuity, upon death or disability of the employee, to pay certain medical expenses, or, in some cases, upon separation from service on or after the attainment of age 55.


WITHHOLDING

Certain distributions from qualified retirement plans and TDAs will be subject to mandatory 20% withholding unless the distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, TDA or IRA. Unless you elect otherwise, the portion of any taxable amounts received under your contract will be subject to withholding to meet federal tax obligations.

The rate of withholding on periodic annuity payments where mandatory withholding is not required will be determined on the basis of the withholding certificate you may file with us. For payments not subject to mandatory withholding, if you do not file such a certificate and you will be receiving periodic annuity payments, you shall be treated, for purposes of determining your withholding rate, as a married person with three exemptions; the rate of withholding on all other payments under your contract, such as withdrawals, will be 10%. In the absence of an election by you that we should not do so, it will withhold from every withdrawal or annuity payment the appropriate percentage of the amount of the payment that we reasonably believe is includible in gross income. We will provide forms and instructions concerning the right to elect that no amount be withheld from payments.

Recipients, including those who have elected out of withholding, must supply their Taxpayer Identification Number (Social Security Number) to payers of distributions for tax reporting purposes. Failure to furnish this number when required may result in the imposition of a tax penalty and will subject the distribution to the withholding requirements of the law described above.

Special withholding rules apply to nonresident aliens. Generally, there will be no withholding for taxes until payments are actually received under the contract. Distributions to contractowners

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


under Section 457 Plans are treated as the payment of wages for federal income tax purposes and thus are subject to the general withholding requirements.

INTERESTED PARTY DISCLOSURE

The Employee Retirement Income Security Act of 1974 ("ERISA") prevents a fiduciary with respect to a pension or profit-sharing plan from receiving any benefit from any party dealing with the plan as a result of the sale of the contract (other than benefits that would otherwise be provided in the plan).

Administrative exemptions issued by the IRS and the Department of Labor permit transactions between insurance agents and qualified pension and profit sharing plans and with SEP IRAs. To be able to rely on the exemption, certain information must be disclosed to the plan fiduciary. The information that must be disclosed includes the relationship between the agent and the insurer, a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange or termination of the contract, as well as the commissions received by the agent.

In addition to disclosure, other conditions apply to the use of the exemption. For example, a plan fiduciary may not be a partner or employee of the Prudential representative making the sale. The fiduciary must not be a relative of the representative (including spouse, direct descendant, spouse of a direct descendant, ancestor, brother, sister, spouse of a brother or sister). The representative may not be an employee, officer, director or partner of either the independent fiduciary or the employer establishing the plan. No relative of the representative may: (1) control, directly or indirectly, the corporation establishing or maintaining the plan; (2) be either a partner with a 10% or more interest in the partnership or the sole proprietor establishing or maintaining the plan; or (3) be an owner of a 5% or more interest in a Subchapter S Corporation establishing or maintaining the plan. In addition, no affiliate (including relatives) of the representatives may be a trustee, administrator or a fiduciary with written authority to acquire, manage or dispose of the assets of the plan.

ADDITIONAL INFORMATION


For additional information about the requirements of federal tax law applicable to tax favored plans, see the "IRA Disclosure Statement" on Page 27.


9. OTHER INFORMATION

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


The Prudential Insurance Company of America ("Prudential") is a mutual insurance company founded in 1875 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, the U.S. Virgin Islands and in all states. Prudential is subject to the insurance laws and regulations of all states where it is licensed to do business.

Prudential is currently pursuing reorganizing itself into a publicly traded stock company through a process known as "demutualization." On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. On December 15, 2000, the Board of Directors adopted a plan of reorganization pursuant to that legislation and authorized management to submit an application to the New Jersey Commissioner of Banking and Insurance for approval of the plan. However, demutualization is a complex process and a number of additional steps must be taken before the demutualization can occur, including a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is planning on completing this process in 2001, but there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans. As a general rule, the plan of reorganization provides that, in order for policies or contracts to be eligible for compensation in the demutualization, they must have been in force on the date the Board of Directors adopted the plan, December 15, 2000. Until demutualization occurs,

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


a policy or contract issued by Prudential has ownership interests, which generally include the right to vote for the Board of Directors. These rights would end once Prudential demutualizes. All the guaranteed benefits described in your policy or contract would stay the same.

THE SEPARATE ACCOUNT

We have established a separate account, the Prudential Qualified Individual Variable Contract Account ("separate account"), to hold the assets that are associated with the contracts. The separate account was established under New Jersey law on October 12, 1982, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Prudential and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Prudential, including its consolidated financial statements, are provided in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT


Prudential Investment Management Services LLC ("PIMS"), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is a wholly-owned subsidiary of Prudential and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

We pay the broker-dealer whose registered representatives sell the Contract either:

o    a commission of up to 6.00% of your Purchase Payments; or

o a combination of a commission on Purchase Payments and a "trail" commission--which is a commission determined as a percentage of your Contract Value that is paid periodically over the life of your Contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the contract will receive significantly less.

From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.


ASSIGNMENT

Since the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

EXCHANGE OFFER FOR CERTAIN CONTRACTOWNERS


In past years, we have permitted contractowners under certain qualified plans to exchange their contracts for certain mutual funds or variable annuity contracts. We no longer offer such exchanges.

LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life Insurance Company ("Pruco Life") and Prudential

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


involving and individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2000, Prudential and/or Pruco Life remained a party to approximately 109 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. Some of these cases seek substantial damages while other seek unspecified compensatory, punitive or treble damages. It is possible that substantial punitive damages might be awarded in one or more of these cases. Additional suits may also be filed by other individuals who "opted out" of the settlements.

Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

As of December 31, 2000 Prudential has paid or reserved for payment $4,405 billion before tax, equivalent to $2.850 billion after tax to provide for remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issued.


FINANCIAL STATEMENTS


The consolidated financial statements of Prudential and its subsidiaries and the financial statements of the separate account associated with the Qualified Variable Investment Plan are included in the Statement of Additional Information.


STATEMENT OF ADDITIONAL INFORMATION

CONTENTS:

o   Company

o   Directors and Officers

o Further Information Regarding Previously Offered Qualified Individual Variable Investment Plan Contracts

o   Participation in Divisible Surplus

o   Performance Information

o   Legal Opinions

o   Experts

o   Financial Information


HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.

                                                    ACCUMULATION UNIT VALUES
                                   THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                                 (Condensed Financial Information)



                                                                                        SUBACCOUNTS
                                                             -----------------------------------------------------------------------
                                                                                        Money Market
                                                             -----------------------------------------------------------------------
                                                              01/01/00    01/01/99    01/01/98    01/01/97   01/01/96    01/01/95
                                                                 to          to          to          to         to          to
                                                              12/31/00    12/31/99    12/31/98    12/31/97   12/31/96    12/31/95
                                                             ----------  ----------  ----------   ----------  ----------  ----------
1.Accumulation unit value at beginning of period...........  $    2.260  $    2.179  $    2.092  $     2.008  $    1.931  $    1.847
2.Accumulation unit value at end of period.................       2.372       2.260       2.179        2.092       2.008       1.931
3.Number of accumulation units outstanding at end of period  33,006,449  45,896,939  42,185,333   42,127,659  51,204,795  51,330,984
                                                             -----------------------------------------------------------------------
                                                                              SUBACCOUNTS
                                                              -----------------------------------------------
                                                                              Money Market
                                                              -----------------------------------------------
                                                               01/01/94     01/01/93     01/01/92    01/01/91
                                                                  to           to           to          to
                                                               12/31/94     12/31/93     12/31/92    12/31/91
                                                              ----------   ----------   ----------  ---------
1.Accumulation unit value at beginning of period...........  $     1.796  $     1.766  $     1.722  $   1.641
2.Accumulation unit value at end of period.................        1.847        1.796        1.766      1.722
3.Number of accumulation units outstanding at end of period   43,401,237   42,593,593   51,724,305  51,946,97
                                                              -----------------------------------------------
                                                                                        Diversified Bond
                                                              --------------------------------------------------------------------
                                                              01/01/00    01/01/99    01/01/98    01/01/97   01/01/96    01/01/95
                                                                 to          to          to          to         to          to
                                                              12/31/00    12/31/99    12/31/98    12/31/97   12/31/96    12/31/95
                                                             ----------  ----------  ----------  ---------- ----------  ----------
1.Accumulation unit value at beginning of period...........  $    3.332  $    3.397  $    3.208  $    2.990 $    2.899  $    2.430
2.Accumulation unit value at end of period.................       3.613       3.332       3.397       3.208      2.990       2.899
3.Number of accumulation units outstanding at end of period  22,164,638  27,626,950  32,226,526  33,970,626 38,483,488  38,379,871
                                                              --------------------------------------------------------------------
                                                                          Diversified Bond
                                                              ---------------------------------------------
                                                              01/01/94    01/01/93    01/01/92   01/01/91
                                                                 to          to          to         to
                                                              12/31/94    12/31/93    12/31/92   12/31/91
                                                             ----------  ----------  ----------  ----------
1.Accumulation unit value at beginning of period...........  $    2.541  $    2.335  $    2.204  $    1.916
2.Accumulation unit value at end of period.................       2.430       2.541       2.335       2.204
3.Number of accumulation units outstanding at end of period  39,963,983  41,705,404  34,565,884  26,914,460
                                                              ---------------------------------------------
                                                                                         Equity
                                                             -------------------------------------------------------------
                                                              01/01/00     01/01/99    01/01/98     01/01/97     01/01/96
                                                                 to           to          to           to           to
                                                              12/31/00     12/31/99    12/31/98     12/31/97     12/31/96
                                                             ----------  -----------  -----------  ----------- -----------
1.Accumulation unit value at beginning of period...........  $    8.402  $     7.559  $     6.996  $     5.680 $     4.850
2.Accumulation unit value at end of period.................       8.574        8.402        7.559        6.996       5.680
3.Number of accumulation units outstanding at end of period  83,330,100  100,845,742  122,166,242  136,204,888 142,993,051
                                                             -------------------------------------------------------------
                                                                                          Equity
                                                             ------------------------------------------------------------
                                                               01/01/95     01/01/94    01/01/93     01/01/92   01/01/91
                                                                  to           to          to           to         to
                                                               12/31/95     12/31/94    12/31/93     12/31/92   12/31/91
                                                             -----------  -----------  -----------  ---------- ----------

1.Accumulation unit value at beginning of period...........  $     3.738  $     3.681  $     3.056  $    2.709  $    2.176
2.Accumulation unit value at end of period.................        4.850        3.738        3.681       3.056       2.709
3.Number of accumulation units outstanding at end of period  134,801,790  121,654,470  102,491,968  80,457,602  67,197,756
                                                             ------------------------------------------------------------
                                                                                    Flexible Managed
                                                             --------------------------------------------------------------
                                                               01/01/00     01/01/99    01/01/98     01/01/97     01/01/96
                                                                  to           to          to           to           to
                                                               12/31/00     12/31/99    12/31/98     12/31/97     12/31/96
                                                             -----------  -----------  -----------  ----------- -----------
1.Accumulation unit value at beginning of period...........  $     5.266  $     4.944  $     4.540  $     3.895 $     3.469
2.Accumulation unit value at end of period.................        5.129        5.266        4.944        4.540       3.895
3.Number of accumulation units outstanding at end of period  131,231,266  163,083,280  194,529,908  222,907,582 245,530,247
                                                             --------------------------------------------------------------
                                                                                    Flexible Managed
                                                             --------------------------------------------------------------
                                                               01/01/95     01/01/94    01/01/93     01/01/92     01/01/91
                                                                  to           to          to           to           to
                                                               12/31/95     12/31/94    12/31/93     12/31/92     12/31/91
                                                             -----------  -----------  -----------  ----------- -----------

1.Accumulation unit value at beginning of period...........  $     2.828  $     2.955  $     2.587  $     2.434  $    1,963
2.Accumulation unit value at end of period.................        3.469        2.828        2.955        2.587       2.434
3.Number of accumulation units outstanding at end of period  249,259,101  265,104,376  245,194,868  214,343,734 191,130,125
                                                             --------------------------------------------------------------



                                                     ACCUMULATION UNIT VALUES
                                   THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                           (Condensed Financial Information) (Continued)
                                                                                    SUBACCOUNTS
                                                           --------------------------------------------------------------
                                                                               Conservative Balanced
                                                           --------------------------------------------------------------
                                                            01/01/00     01/01/99     01/01/98     01/01/97    01/01/96
                                                               to           to           to           to          to
                                                            12/31/00     12/31/99     12/31/98     12/31/97    12/31/96
                                                           -----------  ----------- -----------  -----------  -----------
1.Accumulation unit value at beginning of period  .......  $     4.469  $     4.238 $     3.839  $     3.424  $     3.077
2.Accumulation unit value at end of period  .............        4.394        4.469       4.238        3.839        3.424
Number of accumulation units outstanding at end of period  145,571,738  180,390,575 212,050,954  241,343,777  266,987,208
                                                           --------------------------------------------------------------
                                                                                      SUBACCOUNTS
                                                           --------------------------------------------------------------
                                                                                Conservative Balanced
                                                           --------------------------------------------------------------
                                                            01/01/95     01/01/94     01/01/93     01/01/92    01/01/91
                                                               to           to           to           to          to
                                                            12/31/95     12/31/94     12/31/93     12/31/92    12/31/91
                                                           -----------  ----------- -----------  -----------  -----------
1.Accumulation unit value at beginning of period  .......  $     2.655  $     2.713 $     2.447  $     2.316  $     1.968
2.Accumulation unit value at end of period  .............        3.077        2.655       2.713        2.447        2.316
Number of accumulation units outstanding at end of period  272,339,087  288,743,247 254,782,768  205,054,881  162,911,208
                                                           --------------------------------------------------------------
                                                                                        High Yield Bond
                                                              --------------------------------------------------------------------
                                                              01/01/00    01/01/99    01/01/98    01/01/97   01/01/96    01/01/95
                                                                 to          to          to          to         to          to
                                                              12/31/00    12/31/99    12/31/98    12/31/97   12/31/96    12/31/95
                                                             ----------  ----------  ----------  ---------- ----------  ----------
1.Accumulation unit value at beginning of period...........  $    2.302  $    2.227  $    2.308  $    2.053 $    1.865  $    1.605
2.Accumulation unit value at end of period.................       2.095       2.302       2.227       2.308      2.053       1.865
3.Number of accumulation units outstanding at end of period  17,066,323  22,149,881  27,511,819  28,839,212 29,828,106  29,634,193
                                                              --------------------------------------------------------------------
                                                                          High Yield Bond
                                                              ---------------------------------------------
                                                              01/01/94    01/01/93    01/01/92    01/01/91
                                                                 to          to          to          to
                                                              12/31/94    12/31/93    12/31/92    12/31/91
                                                             ----------  ----------  ----------  ----------

1.Accumulation unit value at beginning of period...........  $    1.670  $    1.417  $    1.220  $    0.887
2.Accumulation unit value at end of period.................       1.605       1.670       1.417       1.220
3.Number of accumulation units outstanding at end of period  29,220,246  26,485,302  16,592,795  10,973,632
                                                              ---------------------------------------------
                                                                                          Stock Index
                                                              --------------------------------------------------------------------
                                                              01/01/00    01/01/99    01/01/98    01/01/97   01/01/96    01/01/95
                                                                 to          to          to          to         to          to
                                                              12/31/00    12/31/99    12/31/98    12/31/97   12/31/96    12/31/95
                                                             ----------  ----------  ----------  ---------- ----------  ----------
1.Accumulation unit value at beginning of period...........  $    5.768  $    4.842  $    3.816  $    2.907 $    2.401  $    1.772
2.Accumulation unit value at end of period.................       5.185       5.768       4.842       3.816      2.907       2.401
3.Number of accumulation units outstanding at end of period  82,073,212  87,982,261  89,752,143  89,281,291 83,246,633  69,315,117
                                                              --------------------------------------------------------------------
                                                                              Stock Index
                                                             ---------------------------------------------
                                                              01/01/94    01/01/93    01/01/92    01/01/91
                                                                 to          to          to          to
                                                              12/31/94    12/31/93    12/31/92    12/31/91
                                                             ----------  ----------  ----------  ----------
1.Accumulation unit value at beginning of period...........  $    1.776  $    1.639  $    1.548  $    1.208
2.Accumulation unit value at end of period.................       1.772       1.776       1.639       1.548
3.Number of accumulation units outstanding at end of period  62,281,407  60,084,614  44,559,636  25,578,770
                                                              ---------------------------------------------
                                                                                 Value (formerly Equity Income)
                                                              --------------------------------------------------------------------
                                                              01/01/00    01/01/99    01/01/98    01/01/97   01/01/96    01/01/95
                                                                 to          to          to          to         to          to
                                                              12/31/00    12/31/99    12/31/98    12/31/97   12/31/96    12/31/95
                                                             ----------  ----------  ----------  ---------- ----------  ----------
1.Accumulation unit value at beginning of period...........  $    4.406  $    3.963  $    4.108  $    3.044 $    2.530  $    2.104
2.Accumulation unit value at end of period.................       5.032       4.406       3.963       4.108      3.044       2.530
3.Number of accumulation units outstanding at end of period  44,850,945  54,727,336  67,240,900  68,401,048 65,617,658  63,810,012
                                                              --------------------------------------------------------------------
                                                                   Value (formerly Equity Income)
                                                              --------------------------------------------
                                                              01/01/94    01/01/93    01/01/92   01/01/91
                                                                 to          to          to          to
                                                              12/31/94    12/31/93    12/31/92   12/31/91
                                                             ----------  ----------  ----------  ---------
1.Accumulation unit value at beginning of period...........  $    2.099  $    1.737  $    1.596  $   1.267
2.Accumulation unit value at end of period.................       2.104       2.099       1.737      1.596
3.Number of accumulation units outstanding at end of period  56,103,455  37,355,905  18,299,120  9,795,017
                                                              --------------------------------------------



                                                     ACCUMULATION UNIT VALUES
                                   THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                           (Condensed Financial Information) (Continued)

                                                                                          SUBACCOUNTS
                                                              --------------------------------------------------------------------
                                                                                       Natural Resources
                                                              --------------------------------------------------------------------
                                                              01/01/00    01/01/99   01/01/98    01/01/97    01/01/96    01/01/95
                                                                 to          to         to          to          to          to
                                                              12/31/00    12/31/99   12/31/98    12/31/97    12/31/96    12/31/95
                                                             ----------  ---------- ----------  ----------  ----------  ----------
1. Accumulation unit value at beginning of period  .........  $    2.931  $    2.032 $    2.481  $    2.840  $    2.196  $    1.751
2. Accumulation unit value at end of period  ...............       3.988       2.931      2.032       2.481       2.840       2.196
3. Number of accumulation units outstanding at end of period  15,093,664  15,795,474 19,843,969  26,401,911  26,504,833  23,280,453
                                                              --------------------------------------------------------------------
                                                                            SUBACCOUNTS
                                                             --------------------------------------------
                                                                          Natural Resources
                                                             --------------------------------------------
                                                              01/01/94    01/01/93   01/01/92    01/01/91
                                                                 to          to         to           to
                                                              12/31/94    12/31/93   12/31/92    12/31/91
                                                             ----------  ---------- ----------  ---------
1. Accumulation unit value at beginning of period  .........  $    1.851  $    1.497 $    1.412  $   1.295
2. Accumulation unit value at end of period  ...............       1.751       1.851      1.497      1.412
3. Number of accumulation units outstanding at end of period  22,768,479  14,307,513 10,080,734  9,150,881
                                                           --------------------------------------------
                                                                                          Global
                                                              --------------------------------------------------------------------
                                                              01/01/00    01/01/99   01/01/98    01/01/97    01/01/96    01/01/95
                                                                 to          to         to          to          to          to
                                                              12/31/00    12/31/99   12/31/98    12/31/97    12/31/96    12/31/95
                                                             ----------  ---------- ----------  ----------  ----------  ----------
1. Accumulation unit value at beginning of period  .........  $    3.472  $    2.370 $    1.917  $    1.814  $    1.533  $    1.339
2. Accumulation unit value at end of period  ...............       2.825       3.472      2.370       1.917       1.814       1.533
3. Number of accumulation units outstanding at end of period  48,256,461  42,332,925 44,432,955  51,481,170  50,862,779  44,920,771
                                                              --------------------------------------------------------------------
                                                                                 Global
                                                              ------------------------------------------
                                                               01/01/94   01/01/93   01/01/92   01/01/91
                                                                  to         to         to         to
                                                               12/31/94   12/31/93   12/31/92   12/31/91
                                                              ----------  --------- ---------  ---------
1. Accumulation unit value at beginning of period  .........  $    1.425  $   1.007 $   1.056  $   0.959
2. Accumulation unit value at end of period  ...............       1.339      1.425     1.007      1.056
3. Number of accumulation units outstanding at end of period  43,407,964  9,912,122 3,274,619  2,255,700
                                                             ------------------------------------------
                                                                                     Government Income
                                                               --------------------------------------------------------------------
                                                               01/01/00    01/01/99   01/01/98    01/01/97    01/01/96    01/01/95
                                                                  to          to         to          to          to          to
                                                               12/31/00    12/31/99   12/31/98    12/31/97    12/31/96    12/31/95
                                                              ----------  ---------- ----------  ----------  ----------  ----------
1. Accumulation unit value at beginning of period  .........  $    1.949  $    2.027 $    1.881  $    1.736  $    1.719  $    1.456
2. Accumulation unit value at end of period  ...............       2.172       1.949      2.027       1.881       1.736       1.719
3. Number of accumulation units outstanding at end of period  22,871,862  31,209,489 38,187,837  39,604,005  50,735,981  55,130,988
                                                              ---------------------------------------------------------------------
                                                                            Government Income
                                                              ---------------------------------------------
                                                               01/01/94    01/01/93   01/01/92    01/01/91
                                                                  to          to         to          to
                                                               12/31/94    12/31/93   12/31/92    12/31/91
                                                              ----------  ---------- ----------  ----------
1. Accumulation unit value at beginning of period  .........  $    1.553  $    1.397 $    1.335  $    1.164
2. Accumulation unit value at end of period  ...............       1.456       1.553      1.397        1.335
3. Number of accumulation units outstanding at end of period  64,574,144  66,529,517 46,061,477   10,193,396
                                                              ---------------------------------------------
                                                                                      Prudential Jennison
                                                               --------------------------------------------------------------------
                                                               01/01/00     01/01/99   01/01/98    01/01/97    01/01/96   01/01/95*
                                                                  to           to         to          to          to         to
                                                               12/31/00     12/31/99   12/31/98    12/31/97    12/31/96   12/31/95
                                                              -----------  ---------- ----------  ----------  ----------  ---------
1. Accumulation unit value at beginning of period  .........  $     3.497  $    2.489 $    1.832  $    1.408  $    1.245  $   1.009
2. Accumulation unit value at end of period  ...............        2.856       3.497      2.489       1.832       1.408      1.245
3. Number of accumulation units outstanding at end of period  104,619,412  78,722,086 50,420,102  34,004,121  21,901,003  5,067,514
                                                              ---------------------------------------------------------------------
                                                                                   Small Capitalization Stock
                                                               -------------------------------------------------------------------
                                                               01/01/00    01/01/99   01/01/98    01/01/97    01/01/96   01/01/95*
                                                                  to          to         to          to          to         to
                                                               12/31/00    12/31/99   12/31/98    12/31/97    12/31/96   12/31/95
                                                              ----------  ---------- ----------  ----------  ----------  ---------
1. Accumulation unit value at beginning of period  .........  $    1.902  $    1.708 $    1.742  $    1.408  $    1.190  $   1.002
2. Accumulation unit value at end of period  ...............       2.120       1.902      1.708       1.742       1.408      1.190
3. Number of accumulation units outstanding at end of period  32,740,200  28,555,699 31,702,794  25,991,072  13,432,923  3,599,798
                                                              --------------------------------------------------------------------

* Commencement of Business

The financial statements of the Account are in the Statement of Additional Information.


              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


                            IRA DISCLOSURE STATEMENT



This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity ("IRA"), your Roth IRA, your simplified employee pension IRA ("SEP") for employer contributions, your Savings Incentive Match Plan for Employees ("SIMPLE") IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.


FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund within 10 days (or whatever period is required by applicable state law) after it is delivered. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it to you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the time you file your income tax return for that year. For a single taxpayer, the applicable dollar limitation is $33,000 in 2001, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $33,000--$43,000. For married couples filing jointly, the applicable dollar limitation is $53,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $53,000-$63,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $43,000 for individuals and $63,000 for married couples filing jointly. These amounts are for 2001. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.

Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are subject to an inflation-adjusted limit, which is $10,500 in 2001. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.


The IRA maximum annual contribution and your tax deduction is limited to the lesser of: (1) $2,000 or (2) 100% of your earned compensation. Contributions in excess of the deduction limits may be subject to penalty. See below.


Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 15% of your salary or $25,000 (in 2001). An employee who is a participant in a SEP agreement may make after-

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) $2,000 or (2) 100% of taxable alimony.

If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds $2,000.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to $2,000 each may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) $4,000; or (iii) 100% of your combined gross income.

Contributions in excess of the contribution limits may be subject to penalty. See above under "Contributions and Deductions". If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

Other than the items mentioned in this section, all of the requirement generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTIONS

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later roll over such a contribution to another qualified retirement plan as long as you have not mixed it with IRA (or SEP) contributions you have deducted from your income. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.)

DISTRIBUTIONS

(A) Premature Distributions

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for

              QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)


You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.


The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(B) DISTRIBUTION AFTER AGE 59 1/2


Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the period payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, a portion of the distribution attributable to the nondeductible contribution will be tax-free.

(C) INADEQUATE DISTRIBUTIONS -- 50% TAX


Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary with some adjustments if your non-spouse beneficiary is more than 10 years younger than you). The calculator method is revised under the IRS proposed regulations for distributions beginning in 2002 and are optional for distributions in 2001. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.


(D) DEATH BENEFITS


If you, (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum within 5 years of death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, the entire amount must be distributed at least as rapidly as if the owner had survived. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.


ROTH IRAS

Section 408A of the Tax Code permits eligible individuals to contribute to a type of IRA known

               QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of $2,000 and 100% of compensation for that year (the $2,000 limit is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. If such a rollover, transfer or conversion occurred before January 1, 1999, the portion of the amount includable in gross income must be included in income ratably over the next four years beginning with the year in which the transaction occurred. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.


UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A NON-ROTH IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.


"Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements:
(1) the distribution must be made (a) after the owner of the IRA attains age
59 1/2 (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a non-Roth IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a non-Roth IRA.


Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed by December 31 of the calendar year containing the fifth anniversary of the owner's death subject to certain exceptions.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

STATEMENT OF ADDITIONAL INFORMATION


MAY 1, 2001

INDIVIDUAL VARIABLE ANNUITY CONTRACTS
OF THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE
CONTRACT ACCOUNT


     The Individual Variable Annuity Contract (the "contract") of The Prudential Qualified Individual Variable Contract Account (the "account") is a variable annuity contract issued by The Prudential Insurance Company of America ("Prudential"). The contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(a), 403(b), 408 or 457 of the Internal Revenue Code. Purchase payments made through payroll deduction or similar arrangements with an employer must be at least $300 during any 12-month period. Any other purchase payment must be at least $50 ($100 or $300 under certain forms of the contract). Prudential currently accepts subsequent purchase payments below this $100 minimum amount. We reserve the right to again require a $100 minimum at some future date.

     This statement of additional information is not a prospectus and should be read in conjunction with the contract's prospectus, dated May 1, 2001, which is available without charge upon written request to The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777, or by telephoning (888) PRU-2888.



                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 Broad Street
                         Newark, New Jersey 07102-3777
                           Telephone: (888) PRU-2888

QVIP1B

                                    CONTENTS


                                                                            Page

OTHER INFORMATION CONCERNING THE ACCOUNT
  Company .................................................................    1
  Directors and Officers  .................................................    1
  Further Information Regarding Previously Offered Individual Variable
   Investment Contracts ...................................................    4
  Distribution of the Contract  ...........................................    6
  Participation in Divisible Surplus  .....................................    6
  Performance Information .................................................    7
  Comparative Performance Information .....................................    9
  Experts .................................................................    9
  Legal Opinions  .........................................................    9
  Financial Statements  ...................................................    9

FINANCIAL STATEMENTS OF THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE
  CONTRACT ACCOUNT ........................................................  A-1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
  COMPANY OF AMERICA AND SUBSIDIARIES .....................................  B-1

DETERMINATION OF ACCUMULATION UNIT VALUES AND OF THE AMOUNT OF
  MONTHLY VARIABLE ANNUITY PAYMENTS .......................................  C-1

                                    COMPANY

The Prudential Insurance Company of America ("Prudential") is a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                    DIRECTORS

FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2006). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Chief Financial Officer, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch Lomb, Inc. Age 67.
Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman & Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 65. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Investment Committee. President and Chief Executive Officer, Q-Linx Inc. since 2001. President and Chief Operating Officer, The Swarthmore Group, Inc. from 1999-2000. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age 48. Address:
1025 Connecticut Avenue, N.W., Suite 1012, Washington, D.C. 20036.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2007). Member, Compensation Committee; Member, Committee on Business Ethics. Retired since 2000. President & Chief Operating Officer, Bell Atlantic Corporation, from 1998-2000. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Agilient Technologies, Inc., Quantum Bridge Communications and Johnson & Johnson. Age 58. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2005). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Minimed Incorporated, Science Applications International Corporation, and Beverley Enterprises. Age 69. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, The Dow Chemical Company and DTE Energy Company. Age 66. Address:
751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires April, 2004). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of JP Morgan Chase & Co., Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 59. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director CDL, Inc. Age 64. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires April, 2005). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1992. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 66. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Compensation Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2005). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 69. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Professor Malkiel is also a director of Baker Fentress & Company, The Jeffrey Company, NeuVis, Inc. and Vanguard Group, Inc. Age 68. Address:
Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer and President of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 58. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Auditing Committee. Principal, Investment Strategies International since 1994 and Chairman of the Volkhov International Business Incubator since 1995. Age 66. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 70. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1997. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Age 69. Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2004). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, The Toronto-Dominion Bank, Ontario Power Generation, Inc., Stuart Energy Systems, Inc., Nexen Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 67. Address: 11th Floor TD Tower, Toronto Dominion Centre, Toronto, ON, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2004). Member, Committees on Nominations Member, Auditing Committee. Founding Principal, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Moss Software, Inc. and Apex Microtechnology Corporation. Age 60. Address: 7600 Double Tree Ranch Road, Suite 240, Scottsdale, AZ 95258.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2005). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of Regeneron Pharmaceuticals, Inc. Age 71. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 67. Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2004). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman and Chief Executive Officer, Wolfensohn & Co., Inc. 1995 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1995. Mr. Volcker is also a director of Genosys Technology Management Inc. Age 73. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.


                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer, and President since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 58.

VIVIAN BANTA--Executive Vice President, U.S. Consumer Group since 2001; Executive Vice President, Individual Financial Services 2000-2001; Consultant, Individual Financial Services from 1998 to 1999; Consultant, Morgan Stanley from 1997 to 1998; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991 to 1997. Age 50.

MICHELE S. DARLING--Executive Vice President, Corporate Governance, Human Resources and Community Resources since 2000; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 46.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 54.

MARK B. GRIER--Executive Vice President, Financial Management, Government Affairs and Demutualization since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 48.

JEAN D. HAMILTON--Executive Vice President, Institutional since 2001; Executive Vice President, Prudential Institutional 1998-2001; President, Diversified Group from 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 53.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing Communications since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 54.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 57.

JOHN R. STRANGFELD--Executive Vice President, Prudential Investment Management since 2001 and Chairman and CEO of Prudential Securities since 11/2000; Executive Vice President, Global Asset Management 1998-2001 and Prudential Securities 10/2000-11/2000; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 47.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997; Controller, Salomon Brothers, from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 53.

ANTHONY S. PISZEL--Senior Vice President and Comptroller since 2000; Vice President and Comptroller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 46.

C. EDWARD CHAPLIN--Senior Vice President and Treasurer since 2000; Vice President and Treasurer 1995 to 2000; prior to 1995, Managing Director and Assistant Treasurer. Age 44.

SUSAN J. BLOUNT--Vice President, Corporate Counsel and Secretary since 2000; Vice President and Secretary 1995 to 2000; prior to 1995, Assistant General Counsel. Age 43.

                FURTHER INFORMATION REGARDING PREVIOUSLY OFFERED
               QUALIFIED INDIVIDUAL VARIABLE INVESTMENT CONTRACTS


ANNUITY OPTIONS UNDER THE WVA-83 AND QVIP-84 CONTRACTS

If you own a WVA-83 contract or a QVIP-84 contract, the following provisions of this section apply to you. You have considerable flexibility in selecting an annuity: (1) you may select either a fixed-dollar or variable annuity (a variable annuity is not available under Other Annuity Options described in item 5 below) or both; (2) you may select more than one annuity option; (3) if you select a variable annuity, you may apply the value of your variable account to only one or to two or more subaccounts, and not necessarily the same subaccount distribution as you used before selecting an annuity. However, the initial minimum monthly payment amount will be applicable to each payee, each annuity, and each subaccount selected.

If you are covered under a tax-deferred annuity subject to Section 403(b) of the Code and do not elect to effect an annuity before the date described in the endorsement to your contract with respect to pre-1987 benefit accruals, a variable life annuity with 120 payments certain will be purchased for you on the first day of the month following such date. If any tax-deferred annuity contractowner (with respect to post-1986 benefit accruals) or any other contractowner has not elected to purchase an annuity before the end of his tax year in which such election is required by or for the retirement arrangement under which he is covered, a variable life annuity with 120 payments certain, payable as described in item 2 below, will be purchased for him on the first day of the month preceding the end of such tax year, unless a joint and survivor annuity payout is required by ERISA, in which case a variable joint and survivor annuity, payable as described in item 3 below, will be purchased for him.

Except as provided in the Annuity Certain option described in item 4 below, and under certain forms of annuity available under the Other Annuity Options described in item 5 below, once annuity payments begin, the annuitant cannot surrender the annuity benefit and receive a one-sum payment instead of regular annuity payments. However, as described under TRANSFERS in the prospectus, if a variable annuity is selected, the annuitant may transfer the annuity funds between subaccounts up to four times each contract year.

Additionally, an annuitant who is receiving a variable annuity may convert all or a part of the variable annuity to a fixed-dollar annuity, provided: (1) the fixed-dollar annuity is the same form of annuity as the variable annuity and has the same certain or specified period as remained under the variable annuity on the conversion date, (2) the present value on the conversion date of the variable annuity, or portion of the variable annuity to be converted, calculated in accordance with the contract, must produce a monthly payment of at least $20 under the fixed-dollar annuity, and (3) if only a portion of the variable annuity is converted, the annuity units remaining in the unconverted portion must be sufficient to produce a monthly payment on the conversion date of at least $20.

After annuity payments begin, conversion may not be made from a fixed-dollar annuity to a variable annuity.

The forms of annuity from which you may select are listed below. Under each, (1) variable annuity payments can be expected to vary from month to month according to the investment experience of the portfolio or portfolios in which your variable account is invested, or (2) fixed-dollar annuity payments will be in monthly installments of a guaranteed amount. For the reason explained on page C-1 of this statement of additional information, if the assets of the subaccount which you have selected do not earn an investment return of 4.7% a year, the amount of payments under a variable annuity will decrease; conversely, if the assets of the subaccount(s) which you have selected earn an investment return of more than 4.7% a year, variable annuity payments will increase. If you choose to convert your variable account into an annuity, but fail to select one or more of the annuity options, we will provide the annuitant with a variable life annuity with 120 payments certain.

1. LIFE ANNUITY. Payments will be made to the annuitant monthly during his or her lifetime and will end with the last monthly payment before his or her death. Should the annuitant die within a few years after payments begin, total payments received will probably be substantially less than the value of your variable account when annuity payments first began, and as little as one payment could be received under this form of annuity.

2. LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN. Payments will be made to the annuitant monthly during his or her lifetime. If the annuitant dies before the 120th monthly payment is due, monthly annuity payments do not continue to the beneficiary designated by the annuitant unless he or she chooses to do so. Instead, the discounted value of the remaining unpaid installments, to and including the 120th monthly payment, is payable to the beneficiary in one sum. In calculating the discounted value of the unpaid future payments, we will discount each such payment at an interest-rate of 3.5% a year. The monthly payments under this form of annuity will be slightly lower than those payable under the life annuity described above.

3. JOINT AND SURVIVOR LIFE ANNUITY. Payments will be made to the annuitant monthly during his or her lifetime and, if the annuitant's spouse is living at the time of the annuitant's death, to the spouse until his or her death. The monthly payments to the spouse will be equal to those that would have been received by the annuitant if he or she had survived unless a different amount is required by applicable law or regulation or by the terms of a plan, including joint and 50% spouse survivor annuity. Monthly payments under this form of annuity will be less than the payments under either of the forms described above.

4. ANNUITY CERTAIN. Payments will be made to the annuitant monthly for a period of 60, 120, 180 or 240 months. During this period, the annuitant may elect to receive a lump sum payment in lieu of the remaining monthly payments or to receive a partial lump sum payment with reduced monthly payments thereafter. Any partial lump sum payment must be $300 or more. Also, the initial reduced monthly payment must equal to or exceed $20. If the annuitant dies during the annuity-certain period, monthly payments will not continue to the beneficiary you designate unless you so select. Instead, the beneficiary will receive a lump sum payment. The amount of the lump sum payment (or partial lump sum payment) is determined by discounting each remaining unpaid monthly payment (or the amount by which each remaining monthly payment is reduced as a result of a partial lump sum payment) at an interest-rate of 3.5% a year. This will be paid to the annuitant or the annuitant's beneficiary, whichever is applicable.

5. OTHER ANNUITY OPTIONS. You may choose to receive the proceeds of your contract fund in the form of payments like those of any annuity or life annuity offered at your annuity date. Under the Supplemental Life Annuity option, Prudential will waive withdrawal charges that might be applicable under options 1-4. Further, if you select option 1, 2, 3 or 4 without a right of withdrawal, Prudential will effect that option under the Other Annuity Option if doing so provides greater monthly payments.

DIFFERENCES UNDER THE WVQ-83 CONTRACT

The descriptions of The Prudential Qualified Individual Variable Annuity Contract in the prospectus generally apply to the VIP-86 contract (currently offered for sale), the QVIP-84 contract and the WVQ-83 contract. Although differences among the three forms of contract have been described, additional differences between the earlier WVQ-83 contract and the two later forms of the contract are set forth below.

     1. SALES CHARGES ON WITHDRAWALS . . . Under the WVQ-83 contract, any amount that you withdraw will be treated, for the purpose of determining the sales charge, as a withdrawal of purchase payments, rather than investment income, until you have withdrawn your total purchase payments. There will be no sales charge on amounts withdrawn after all purchase payments have been withdrawn. For sales charge purposes, purchase payments are deemed to be withdrawn on a first-in, first-out basis. The amount of the sales charge will depend on the amount withdrawn and the number of contract years that have elapsed since you made the particular purchase payments deemed to be withdrawn. The 10% free withdrawal privilege will be applied toward the total amount withdrawn.

     2. DETERMINATION OF MINIMUM AMOUNT PAYABLE TO A BENEFICIARY . . . Under the WVQ-83 contract, the minimum amount payable to the beneficiary (due to the death of the annuitant prior to age 65 and before the annuity date) will be equal to the total amount of purchase payment you have made, less any withdrawals (i.e., there is no proportional reduction of the minimum amount as is the case under the QVIP-84 contract and the VIP-86 contract).

     3. MODIFICATION OF SENTENCE ON PAGE C-1 OF THE STATEMENT OF ADDITIONAL INFORMATION . . . The second sentence in the next to last paragraph under section B, "Determination of the Amount of Monthly Variable Annuity Payment", as it applies to the WVQ-83 Contract, is modified to read: "For example, for a person of 65 years of age who has selected a lifetime annuity with a guaranteed minimum of 120 payments, the applicable schedules currently provide that 1,000 Annuity Units will result in the payment each month of an amount equal to the value of 5.73 Annuity Units."

     4. DETERMINATION OF AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENTS . . . Under the WVQ-83 contract, the amount of each monthly variable annuity payment made on the first day of the month will be equal to the Annuity Units (determined as described on page C-1 of the statement of additional information) multiplied by the Annuity Unit Value at the end of that day, if a business day, or otherwise at the end of the last preceding business day.

                          DISTRIBUTION OF THE CONTRACT


Prudential Investment Management Services LLC ("PIMS"), a subsidiary of Prudential offers the contracts on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the contract through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 2000, 1999 and 1998, $11,905,455, $2,011,247 and $0, respectively, were paid to Prudential Investment Management Services LLC for its services as principal underwriter. During 2000, 1999 and 1998, Prudential Investment Management Services LLC retained none of these commissions.


Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contractholder. Typically, a trail commission is a compensation that is paid periodically to a representative, the amount of which is linked to the value of the contract and the amount of time that the contract has been in effect.

                       PARTICIPATION IN DIVISIBLE SURPLUS

A mutual life insurance company, such as Prudential, differs from a stock life insurance company in that it has no stockholders who are the owners of the enterprise. Every owner of a Prudential contract participates in the divisible surplus of Prudential, according to an annual determination of Prudential's Board of Directors of the portion, if any, of the divisible surplus of the entire company that is attributable to the class of contracts of which he or she is an owner. Before annuity payments begin, it is unlikely that any dividends will be payable to the owners of the contracts described in the prospectus because the charges made by Prudential are not expected to exceed its actual expenses in distributing and administering the contracts. However, there may be dividends payable during the annuity income period.

                            PERFORMANCE INFORMATION


The tables that follow provide performance information for each subaccount through December 31, 2000. The performance information is based on historical experience and does not indicate or represent future performance.


AVERAGE ANNUAL TOTAL RETURN

TABLE 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 2000 in each subaccount other than the Money Market Subaccount. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the contract.


                                     TABLE 1
                                     -------

                           AVERAGE ANNUAL TOTAL RETURN

                                                                                 FROM DATE
                                                                                 SUBACCOUNT
                                           ONE YEAR    FIVE YEARS    TEN YEARS   ESTABLISHED
                               DATE         ENDED         ENDED        ENDED       THROUGH
        SUBACCOUNT          ESTABLISHED    12/31/00     12/31/00     12/31/00     12/31/00
        ----------          -----------    --------     --------     --------     --------

DIVERSIFIED BOND ............   6/83         3.55%        4.30%        6.49%        6.67%
GOVERNMENT INCOME ...........   5/89         6.57%        4.60%        6.42%        6.81%
CONSERVATIVE BALANCED .......   6/83        -6.54%        7.21%        8.31%        7.99%
FLEXIBLE MANAGED ............   5/83        -7.49%        7.96%       10.03%        8.99%
HIGH YIELD BOND .............   2/87       -13.87%        2.14%        8.95%        4.94%
STOCK INDEX .................  10/87       -14.98%       16.52%       15.66%       15.74%
VALUE .......................   2/88         9.33%       14.60%       14.75%       13.37%
EQUITY ......................   6/83        -2.82%       11.91%       14.66%       12.09%
PRUDENTIAL JENNISON .........   5/95       -23.22%       17.93%         N/A        20.10%
SMALL CAPITALIZATION STOCK ..   5/95         6.61%       12.09%         N/A        14.01%
GLOBAL ......................   5/89       -23.52%       12.84%       11.38%        9.14%
NATURAL RESOURCES ...........   5/88        31.16%       12.51%       11.85%       11.61%


The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: Px(1+T)(n)= ERA. In the formula, P is a hypothetical investment of $1,000; T is the average annual total return; n is the number of years; and ERA is the withdrawal value at the end of the periods shown. These figures assume deduction of the maximum deferred sales charge that may be applicable to a particular period. The annual contract fee is included, however, it applies only if the contract fund is less than $10,000.

NON-STANDARD TOTAL RETURN

TABLE 2 below shows the average annual rates of return as in Table 1, but assumes that the investments are not withdrawn at the end of the period or that the contractowner annuitizes at the end of the period.

                                     TABLE 2
                                     -------

               AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL



                                                                               FROM DATE
                                                                               SUBACCOUNT
                                             ONE YEAR  FIVE YEARS  TEN YEARS  ESTABLISHED
                                DATE           ENDED      ENDED      ENDED      THROUGH
SUBACCOUNT                   ESTABLISHED     12/31/00   12/31/00    12/31/00   12/31/00
----------                   -----------     --------  ----------  ---------  ------------

DIVERSIFIED BOND ...........      6/83         8.35%     4.43%       6.49%        6.67%
GOVERNMENT INCOME ..........      5/89        11.37%     4.73%       6.42%        6.82%
CONSERVATIVE BALANCED ......      6/83        -1.74%     7.33%       8.31%        7.99%
FLEXIBLE MANAGED ...........      5/83        -2.69%     8.08%      10.03%        8.99%
HIGH YIELD BOND ............      2/87        -9.07%     2.29%       8.95%        4.97%
STOCK INDEX ................     10/87       -10.18%    16.60%      15.66%       15.75%
VALUE ......................      2/88        14.13%    14.69%      14.75%       13.37%
EQUITY .....................      6/83         1.98%    12.02%      14.66%       12.09%
PRUDENTIAL JENNISON ........      5/95       -18.42%    18.01%        N/A        20.10%
SMALL CAPITALIZATION STOCK .      5/95        11.41%    12.19%        N/A        14.09%
GLOBAL .....................      5/89       -18.72%    12.94%      11.38%        9.15%
NATURAL RESOURCES ..........      5/88        35.96%    12.61%      11.85%       11.61%


TABLE 3 shows the cumulative total return for the subaccounts, assuming no withdrawal.


                                     TABLE 3
                                     -------

                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                                  FROM DATE
                                                                                  SUBACCOUNT
                                            ONE YEAR    FIVE YEARS    TEN YEARS   ESTABLISHED
                                DATE         ENDED         ENDED        ENDED       THROUGH
        SUBACCOUNT           ESTABLISHED    12/31/00     12/31/00     12/31/00     12/31/00
        ----------           -----------    --------     --------     --------     --------

DIVERSIFIED BOND ...........    6/83        8.35%         24.22%        87.59%      211.25%
GOVERNMENT INCOME ..........    5/89       11.37%         25.99%        86.24%      115.89%
CONSERVATIVE BALANCED ......    6/83       -1.74%         42.41%       122.24%      286.23%
FLEXIBLE MANAGED ...........    5/83       -2.69%         47.45%       160.11%      354.83%
HIGH YIELD BOND ............    2/87       -9.07%         11.97%       135.71%       95.76%
STOCK INDEX ................   10/87      -10.18%        115.55%       328.25%      589.40%
VALUE ......................    2/88       14.13%         98.43%       295.80%      402.29%
EQUITY .....................    6/83        1.98%         76.36%       292.70%      643.18%
PRUDENTIAL JENNISON ........    5/95      -18.42%        128.87%          N/A       182.50%
SMALL CAPITALIZATION STOCK .    5/95       11.41%         77.74%          N/A       111.13%
GLOBAL .....................    5/89      -18.72%         83.75%       193.80%      177.72%
NATURAL RESOURCES ..........    5/88       35.96%         81.06%       206.41%      301.74%


MONEY MARKET SUBACCOUNT YIELD


The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 29, 2000 were 5.38% and 5.54%, respectively.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above consists of the 1.20% charge for mortality and expense risks. It does not reflect the deferred sales charge. It does reflect the annual contract fee, however it will only be charged if the Contract Fund is less than $10,000.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ((base period return + 1) 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

                      COMPARATIVE PERFORMANCE INFORMATION

Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.


                                    EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the financial statements of the Prudential Qualified Individual Variable Contract Account as of December 31, 2000 and for each of the two years in the period then ended included in this statement of additional information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

                                 LEGAL OPINIONS

Shea & Gardner of Washington, D.C., has provided advice on certain matters relating to the federal securities laws in connection with the contract.


                              FINANCIAL STATEMENTS

The consolidated financial statements of Prudential and its subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the contracts.


                                                        FINANCIAL STATEMENTS OF
                                     THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2000

                                                                                    SUBACCOUNTS
                                                    ------------------------------------------------------------------------------
                                                       MONEY        DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                                                      MARKET           BOND           EQUITY          MANAGED        BALANCED
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios, at net asset value [Note 3] .....   $   78,304,501  $   80,071,529  $  714,510,610  $  673,019,545  $  639,684,434
  Receivable from The Prudential
    Insurance Company of America [Note 2] .......            3,033           7,221               0           7,852          89,039
                                                    --------------  --------------  --------------  --------------  --------------
  Net Assets ....................................   $   78,307,534  $   80,078,750  $  714,510,610  $  673,027,397  $  639,773,473
                                                    ==============  ==============  ==============  ==============  ==============
NET ASSETS, representing:
  Equity of contract owners [Note 4] ............   $   78,304,501  $   80,071,529  $  714,510,610  $  673,019,545  $  639,684,434
  Equity of annuitants [Note 2] .................            3,033           7,221               0           7,852          89,039
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $   78,307,534  $   80,078,750  $  714,510,610  $  673,027,397  $  639,773,473
                                                    ==============  ==============  ==============  ==============  ==============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A13

                                                                    A1



                                                       SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------



                                                                                                                     SMALL
  HIGH YIELD        STOCK                          NATURAL                        GOVERNMENT      PRUDENTIAL    CAPITALIZATION
     BOND           INDEX           VALUE         RESOURCES        GLOBAL           INCOME         JENNISON          STOCK
  PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------



$   35,752,239  $  425,572,582  $  225,708,345  $   60,189,455  $  136,301,338  $   49,685,919  $  298,759,561  $   69,412,498

             0               0               0               0               0               0               0               0
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
$   35,752,239  $  425,572,582  $  225,708,345  $   60,189,455  $  136,301,338  $   49,685,919  $  298,759,561  $   69,412,498
==============  ==============  ==============  ==============  ==============  ==============  ==============  ==============

$   35,752,239  $  425,572,582  $  225,708,345  $   60,189,455  $  136,301,338  $   49,685,919  $  298,759,561  $   69,412,498
             0               0               0               0               0               0               0               0
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
$   35,752,239  $  425,572,582  $  225,708,345  $   60,189,455  $  136,301,338  $   49,685,919  $  298,759,561  $   69,412,498
==============  ==============  ==============  ==============  ==============  ==============  ==============  ==============


                                 SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A13

                                                                   A2


                                                     FINANCIAL STATEMENTS OF
                                  THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF OPERATIONS
For the year ended December 31, 2000

                                                                                    SUBACCOUNTS
                                                  -----------------------------------------------------------------------------

                                                       MONEY        DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                                                      MARKET           BOND           EQUITY          MANAGED        BALANCED
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
  Dividend Income ...........................     $   5,080,076   $   4,981,229  $   13,664,058  $   26,046,150  $   25,279,431
                                                  -------------   -------------   -------------   -------------   -------------
EXPENSES
  Charges to contract owners
    for assuming mortality risk and
    expense risk [Note 5A] ..................         1,004,886         975,649       8,761,415       8,901,955       8,449,898
                                                  -------------   -------------   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS) ................         4,075,190       4,005,580       4,902,643      17,144,195      16,829,533
                                                  -------------   -------------   -------------   -------------   -------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
    Capital gains distributions received ....                 0          10,636     117,109,298      10,811,147       4,915,168
    Realized gain (loss) on shares
      redeemed ..............................                 0         232,262      22,061,560      12,405,671       8,315,500
    Net change in unrealized gain (loss)
      on investments ........................                 0       2,266,101    (135,588,033)    (60,656,308)    (41,510,494)
                                                  -------------   -------------   -------------   -------------   -------------
NET GAIN (LOSS) ON INVESTMENTS ..............                 0       2,508,999       3,582,825     (37,439,490)    (28,279,826)
                                                  -------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ................................     $   4,075,190   $   6,514,579   $   8,485,468   $ (20,295,295)  $ (11,450,293)
                                                  =============   =============   =============   =============   =============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A13

                                                                       A3


                                                    SUBACCOUNTS (CONTINUED)
 ----------------------------------------------------------------------------------------------------------------------------
    HIGH                                                                                                             SMALL
    YIELD           STOCK                          NATURAL                        GOVERNMENT      PRUDENTIAL    CAPITALIZATION
    BOND            INDEX           VALUE         RESOURCES         GLOBAL          INCOME         JENNISON          STOCK
  PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
 ------------   -------------  --------------  --------------   -------------   -------------   -------------   -------------


 $  4,735,565   $   4,052,986   $   4,760,167    $    724,993   $   1,152,341   $   3,816,929    $    220,765    $    315,682
 ------------   -------------  --------------  --------------   -------------   -------------   -------------   -------------



      502,920       5,700,863       2,510,806         602,351       1,891,831         613,036       4,120,268         738,575
 ------------   -------------  --------------  --------------   -------------   -------------   -------------   -------------
    4,232,645      (1,647,877)      2,249,361         122,642        (739,490)      3,203,893      (3,899,503)       (422,893)
 ------------   -------------  --------------  --------------   -------------   -------------   -------------   -------------


            0      14,971,767      15,710,571               0      10,591,106         148,757      42,885,493       3,338,058

   (1,365,932)     24,538,418       3,275,441       1,168,587       2,136,306         505,615       1,234,111         332,947

   (6,633,479)    (86,601,896)      5,124,899      14,687,324     (44,471,742)      1,618,379    (112,060,963)      3,328,283
 ------------   -------------  --------------  --------------   -------------   -------------   -------------   -------------
   (7,999,411)    (47,091,711)     24,110,911      15,855,911     (31,744,330)      2,272,751     (67,941,359)      6,999,288
 ------------   -------------  --------------  --------------   -------------   -------------   -------------   -------------


 $ (3,766,766)  $ (48,739,588) $   26,360,272  $   15,978,553   $ (32,483,820)  $   5,476,644   $ (71,840,862)  $   6,576,395
 ============   =============  ==============  ==============   =============   =============   =============   =============

                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A13

                                                                     A4


                                                     FINANCIAL STATEMENTS OF
                                  THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000 and 1999

                                                                                SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------

                                                   MONEY MARKET               DIVERSIFIED BOND                   EQUITY
                                                     PORTFOLIO                    PORTFOLIO                     PORTFOLIO
                                            ---------------------------  ---------------------------  -----------------------------
                                                2000          1999           2000          1999            2000          1999
                                            ------------   ------------  ------------   ------------  -------------   -------------
OPERATIONS
  Net investment income (loss) ............ $  4,075,190   $  3,467,650  $  4,005,580   $ (1,197,325) $   4,902,643   $   4,174,664
  Capital gains distributions received ....            0              0        10,636        286,456    117,109,298     101,886,782
  Realized gain (loss) on shares redeemed .            0              0       232,262         42,580     22,061,560      47,849,349
  Net change in unrealized gain (loss)
    on investments ........................            0              0     2,266,101     (1,175,122)  (135,588,033)    (59,118,897)
                                            ------------   ------------  ------------   ------------  -------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..............................    4,075,190      3,467,650     6,514,579     (2,043,411)     8,485,468      94,791,898
                                            ------------   ------------  ------------   ------------  -------------   -------------

ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS

  Contract Owner Net Payments .............    1,256,553      5,427,214     3,135,184      4,632,297     22,577,746      31,963,387
  Annuity Payments ........................         (596)          (545)       (1,114)        (1,126)             0               0
  Surrenders, Withdrawals,
    and Death Benefits ....................  (23,897,321)   (26,570,806)  (14,153,933)   (16,877,894)  (120,652,885)   (150,993,473)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ......   (6,795,651)    29,561,390    (7,398,124)    (3,040,403)   (42,566,757)    (51,169,317)
  Deferred Sales and Other Charges ........      (61,305)       (66,253)      (72,773)       (83,038)      (614,681)       (731,190)
                                            ------------   ------------  ------------   ------------  -------------   -------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS ...............  (29,498,320)     8,351,000   (18,490,760)   (15,370,164)  (141,256,577)   (170,930,593)
                                            ------------   ------------  ------------   ------------  -------------   -------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ..............................  (25,423,130)    11,818,650   (11,976,181)   (17,413,575)  (132,771,109)    (76,138,695)

NET ASSETS:
  Beginning of year .......................  103,730,664     91,912,014    92,054,931    109,468,506    847,281,719     923,420,414
                                            ------------   ------------  ------------   ------------  -------------   -------------
  End of year ............................. $ 78,307,534   $103,730,664  $ 80,078,750   $ 92,054,931  $ 714,510,610   $ 847,281,719
                                            ============   ============  ============   ============  =============   =============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A13

                                                                       A5



                                                   SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------

      FLEXIBLE MANAGED               CONSERVATIVE BALANCED            HIGH YIELD BOND                    STOCK INDEX
          PORTFOLIO                        PORTFOLIO                     PORTFOLIO                        PORTFOLIO
------------------------------    -----------------------------    ----------------------------   -----------------------------
    2000            1999              2000            1999             2000            1999            2000            1999
--------------   -------------    -------------    ------------    ------------    ------------   -------------    ------------

$   17,144,195   $ (10,711,965)   $  16,829,533    $ 23,905,625    $  4,232,645    $   (504,833)  $  (1,647,877)   $   (584,801)
    10,811,147      10,537,561        4,915,168       4,810,771               0               0      14,971,767       6,110,934
    12,405,671      10,412,875        8,315,500       7,716,912      (1,365,932)     (1,260,710)     24,538,418      18,189,838

   (60,656,308)     46,767,214      (41,510,494)      8,000,290      (6,633,479)      3,687,427     (86,601,896)     59,085,429
--------------   -------------    -------------    ------------    ------------    ------------   -------------    ------------




   (20,295,295)     57,005,685      (11,450,293)     44,433,598      (3,766,766)      1,921,884     (48,739,588)     82,801,400
--------------   -------------    -------------    ------------    ------------    ------------   -------------    ------------




    18,598,774      27,412,147       16,474,294      25,789,970       1,473,652       2,373,730      19,335,911      25,483,290
        (2,332)         (2,360)        (16,331)        (16,273)              0               0               0               0


  (132,561,582)   (150,991,599)    (122,581,119)   (137,305,933)     (7,504,596)     (9,379,481)    (70,952,257)    (70,605,583)

   (50,820,948)    (35,677,916)     (48,325,490)    (24,878,546)     (5,404,066)     (5,144,225)     18,732,853      35,558,273
      (692,969)       (802,889)        (515,308)       (592,729)        (35,455)        (44,107)       (325,609)       (329,193)
--------------   -------------    -------------    ------------    ------------    ------------   -------------    ------------



  (165,479,057)   (160,062,617)    (154,963,954)   (137,003,511)    (11,470,465)    (12,194,083)    (33,209,102)     (9,893,213)
--------------   -------------    -------------    ------------    ------------    ------------   -------------    ------------


  (185,774,352)   (103,056,932)    (166,414,247)    (92,569,913)    (15,237,231)    (10,272,199)    (81,948,690)     72,908,187


   858,801,749     961,858,681      806,187,720     898,757,633      50,989,470      61,261,669     507,521,272     434,613,085
--------------   -------------    -------------    ------------    ------------    ------------   -------------    ------------
$  673,027,397   $ 858,801,749    $ 639,773,473    $806,187,720    $ 35,752,239    $ 50,989,470   $ 425,572,582    $507,521,272
==============   =============    =============    ============    ============    ============   =============    ============


                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A13

                                                                      A6


                                                     FINANCIAL STATEMENTS OF
                                  THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000 and 1999

                                                                                SUBACCOUNTS
                                             -------------------------------------------------------------------------------------


                                                      VALUE                  NATURAL RESOURCES                  GLOBAL
                                                    PORTFOLIO                    PORTFOLIO                     PORTFOLIO
                                             ---------------------------   --------------------------  ---------------------------
                                                 2000           1999          2000          1999           2000          1999
                                             ------------   ------------   -----------   ------------  ------------   ------------
OPERATIONS
  Net investment income (loss) ............  $  2,249,361   $  2,732,955   $   122,642   $   (216,569) $   (739,490)  $   (863,706)
  Capital gains distributions received ....    15,710,571     27,370,482             0              0    10,591,106        856,023
  Realized gain (loss) on shares redeemed .     3,275,441    10,236,723      1,168,587    (1,753,995)     2,136,306      3,549,582
  Net change in unrealized gain (loss)
   on investments .........................     5,124,899    (13,034,034)   14,687,324     17,243,182   (44,471,742)    43,378,457
                                             ------------   ------------   -----------   ------------  ------------   ------------

NET  INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..............................    26,360,272     27,306,126    15,978,553     15,272,618   (32,483,820)    46,920,356
                                             ------------   ------------   -----------   ------------  ------------   ------------

ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS
    Contract Owner Net Payments ...........     7,740,584     11,472,254     1,800,882      1,954,123     8,356,518      5,911,188
    Annuity Payments ......................             0              0             0              0             0              0
    Surrenders, Withdrawals,
      and Death Benefits ..................   (33,076,544)   (40,479,199)   (7,670,916)    (6,658,245)  (21,119,387)   (16,208,291)
    Net Transfers From (To) Other
      Subaccounts or Fixed Rate Option ....   (16,303,045)   (23,404,862)    3,821,907     (4,541,622)   34,666,074      5,158,748
    Deferred Sales and Other Charges ......      (165,645)      (204,506)      (43,506)       (46,489)      (97,114)       (90,820)
                                             ------------   ------------   -----------   ------------  ------------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS ...............   (41,804,650)   (52,616,313)   (2,091,633)    (9,292,233)   21,806,091     (5,229,175)
                                             ------------   ------------   -----------   ------------  ------------   ------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ..............................   (15,444,378)   (25,310,187)   13,886,920      5,980,385   (10,677,729)    41,691,181

NET ASSETS:
  Beginning of year .......................   241,152,723    266,462,910    46,302,535     40,322,150   146,979,067    105,287,886
                                             ------------   ------------   -----------   ------------  ------------   ------------
  End of year .............................  $225,708,345   $241,152,723   $60,189,455   $ 46,302,535  $136,301,338   $146,979,067
                                             ============   ============   ===========   ============  ============   ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A13

                                                                       A7



                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------
                                                                         SMALL
    GOVERNMENT INCOME               PRUDENTIAL JENNISON          CAPITALIZATION STOCK
        PORTFOLIO                        PORTFOLIO                     PORTFOLIO
----------------------------   -----------------------------    ----------------------------
   2000            1999            2000            1999           2000            1999
------------    ------------   -------------    ------------    ------------    ------------


$  3,203,893    $   (821,415)  $  (3,899,503)   $ (1,966,341)   $   (422,893)   $   (594,516)
     148,757               0      42,885,493      10,933,146       3,338,058         931,404
     505,615         346,759       1,234,111       1,618,260         332,947        (132,476)

   1,618,379      (2,362,903)   (112,060,963)     60,215,915       3,328,283       5,148,160
------------    ------------   -------------    ------------    ------------    ------------



   5,476,644      (2,837,559)    (71,840,862)     70,800,980       6,576,395       5,352,572
------------    ------------   -------------    ------------    ------------    ------------



   1,156,035       1,993,741      23,235,006      19,998,730       5,151,002       5,522,945
           0               0               0               0               0               0

 (10,133,272)    (11,221,604)    (44,737,825)    (25,844,118)     (8,272,170)     (7,980,215)

  (7,610,061)     (4,469,238)    117,021,397      85,067,641      11,714,222      (2,662,297)
     (40,707)        (48,553)       (243,928)       (170,908)        (62,751)        (67,969)
------------    ------------   -------------    ------------    ------------    ------------




 (16,628,005)    (13,745,654)     95,274,650      79,051,345       8,530,303      (5,187,536)
------------    ------------   -------------    ------------    ------------    ------------


 (11,151,361)    (16,583,213)     23,433,788     149,852,325      15,106,698         165,036


  60,837,280      77,420,493     275,325,773     125,473,448      54,305,800      54,140,764
------------    ------------   -------------    ------------    ------------    ------------
$ 49,685,919    $ 60,837,280   $ 298,759,561    $275,325,773    $ 69,412,498    $ 54,305,800
============    ============   =============    ============    ============    ============

            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A13

                                       A8

                        NOTES TO FINANCIAL STATEMENTS OF
          THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                DECEMBER 31, 2000

NOTE 1: GENERAL

     The Prudential Qualified Individual Variable Contract Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on October 12, 1982 by a resolution of Prudential's Board of Directors, in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are thirteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

     The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

     Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

     Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

     Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

     Equity of Annuitants--Equity of annuitants is the reserve for currently payable contracts and is computed using the following: the 1983 A Mortality Table, the investment results of annuitants' subaccounts, an assumed investment result of 3.5% and various valuation interest rates ranging from 6.5% to 11%, depending on the contract's year of issue.

     Receivable from The Prudential Insurance Company of America--The receivable represents amounts due from Prudential to fund annuitant reserves. The receivable does not have an effect on the contract owner's account or the related unit value.


                                       A9

NOTE 3: INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

     The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 2000 were as follows:


                                                                    PORTFOLIOS
                                      ---------------------------------------------------------------------
                                         MONEY       DIVERSIFIED                   FLEXIBLE    CONSERVATIVE
                                        MARKET          BOND         EQUITY         MANAGED      BALANCED
                                      -----------   -----------   ------------   ------------  ------------
     Number of shares (rounded):        7,830,450     7,098,540     29,163,698     40,715,036    43,724,158
     Net asset value per share:       $     10.00   $     11.28   $      24.50   $      16.53  $      14.63
     Cost:                            $78,304,501   $77,456,724   $685,297,399   $652,136,986  $632,455,444

                                                              PORTFOLIOS (CONTINUED)
                                      ---------------------------------------------------------------------
                                      HIGH YIELD        STOCK                       NATURAL
                                         BOND           INDEX         VALUE        RESOURCES      GLOBAL
                                      -----------   -----------   ------------   ------------  ------------
     Number of shares (rounded):        5,822,840    11,008,085     11,031,688      2,551,482     5,773,034
     Net asset value per share:       $      6.14   $     38.66   $      20.46   $      23.59  $      23.61
     Cost:                            $45,743,984   $227,942,564  $193,301,115   $ 41,700,545  $108,138,046


                                               PORTFOLIOS (CONTINUED)
                                      -----------------------------------------
                                      GOVERNMENT     PRUDENTIAL  CAPITALIZATION
                                        INCOME        JENNISON        STOCK
                                      -----------   -----------   ------------
     Number of shares (rounded):        4,133,604    13,006,511      4,056,838
     Net asset value per share:       $     12.02   $     22.97   $       7.11
     Cost:                            $47,153,993   $312,430,853  $ 60,348,932

NOTE 4: CONTRACT OWNER UNIT INFORMATION

     Outstanding contract owner units (rounded), unit values and total value of contract owner equity at December 31, 2000 were as follows:

                                                                                    SUBACCOUNTS
                                                     ----------------------------------------------------------------------------
                                                        MONEY        DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                                                       MARKET           BOND           EQUITY          MANAGED        BALANCED
                                                      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                     ------------    ------------    ------------    ------------    ------------
      Contract Owner Units Outstanding (rounded)       33,006,449      22,164,638      83,330,100     131,231,266     145,571,738
      Unit Value                                     $    2.37240    $    3.61258    $    8.57446    $    5.12850    $    4.39429
                                                     ------------    ------------    ------------    ------------    ------------
      TOTAL CONTRACT OWNER EQUITY                    $ 78,304,501    $ 80,071,529    $714,510,610    $673,019,545    $639,684,434
                                                     ============    ============    ============    ============    ============
                                                                               SUBACCOUNTS (CONTINUED)
                                                     ----------------------------------------------------------------------------
                                                    HIGH YIELD         STOCK                          NATURAL
                                                       BOND            INDEX           VALUE         RESOURCES        GLOBAL
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                     ------------    ------------    ------------    ------------    ------------
      Contract Owner Units Outstanding (rounded)       17,066,323      82,073,212      44,850,945      15,093,664      48,256,461
      Unit Value                                     $    2.09490    $    5.18528    $    5.03241    $    3.98773    $    2.82452
                                                     ------------    ------------    ------------    ------------    ------------
      TOTAL CONTRACT OWNER EQUITY                    $ 35,752,239    $425,572,582    $225,708,345    $ 60,189,455    $136,301,338
                                                     ============    ============    ============    ============    ============
                                                              SUBACCOUNTS (CONTINUED)
                                                     --------------------------------------------
                                                                                       SMALL
                                                      GOVERNMENT      PRUDENTIAL    CAPITALIZATION
                                                       INCOME         JENNISON          STOCK
                                                      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                     ------------    ------------   --------------
      Contract Owner Units Outstanding (rounded)       22,871,862     104,619,412      32,740,200
      Unit Value                                     $    2.17236    $    2.85568    $    2.12010
                                                     ------------    ------------    ------------
      TOTAL CONTRACT OWNER EQUITY                    $ 49,685,919    $298,759,561    $ 69,412,498
                                                     ============    ============    ============

                                      A10

NOTE 5: CHARGES AND EXPENSES

     A.   Mortality Risk and Expense Risk Charges

          The mortality risk and expense risk charges, at an effective annual rate of 0.8% and 0.4%, respectively (for a total of 1.2% per year) are applied daily against the net assets representing equity of contract owners and annuitants held in each subaccount. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

     B.   Deferred Sales Charge

          A deferred sales charge is imposed upon the withdrawals of certain purchase payments to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the amount withdrawn and the number of contract years that have elapsed since the contract owner or annuitant made the purchase payments deemed to be withdrawn. No sales charge is made against the withdrawal of investment income. A reduced sales charge is imposed in connection with the withdrawal of a purchase payment to effect an annuity if three or more contract years have elapsed since the contract date, unless the annuity effected is an annuity certain. No sales charge is imposed on death benefit payments or on transfers made between subaccounts.

     C.   Annual Maintenance Charge

          An annual maintenance charge of $30 will be deducted if and only if the contract fund is less than $10,000 on a contract anniversary or at the time of a full withdrawal, including a withdrawal to effect an annuity. The charge is made by reducing accumulation units credited to a contract owner's account.

NOTE 6: TAXES

     Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                      A11

NOTE 7: UNIT ACTIVITY

     Transactions in units (including transfers among subaccounts) for the years ended December 31, 2000 and 1999 were as follows:

                                                                     SUBACCOUNTS
                               -------------------------------------------------------------------------------------------
                                          MONEY                      DIVERSIFIED
                                         MARKET                         BOND                           EQUITY
                                        PORTFOLIO                     PORTFOLIO                       PORTFOLIO
                               ---------------------------     ---------------------------     ---------------------------
                                  2000            1999            2000            1999            2000            1999
                               -----------     -----------     -----------     -----------     -----------     -----------
     Contract Owner
     Contributions:             18,655,826      37,954,742       1,905,055       4,276,098       4,819,534       7,280,784

     Contract Owner
     Redemptions:              (31,546,316)    (34,243,136)     (7,367,367)     (8,875,674)    (22,335,176)    (28,601,285)

                                                               SUBACCOUNTS (CONTINUED)
                               -------------------------------------------------------------------------------------------
                                    FLEXIBLE MANAGED           CONSERVATIVE  BALANCED              HIGH YIELD BOND
                                        PORTFOLIO                     PORTFOLIO                       PORTFOLIO
                               ---------------------------     ---------------------------     ---------------------------
                                  2000            1999            2000            1999            2000            1999
                               -----------     -----------     -----------     -----------     -----------     -----------
     Contract Owner
     Contributions:              5,046,205       8,190,381       5,140,458       9,709,345       2,243,255       3,629,571

     Contract Owner
     Redemptions:              (36,898,219)    (39,637,009)    (39,959,294)    (41,369,724)     (7,326,814)     (8,991,508)

                                                               SUBACCOUNTS (CONTINUED)
                               -------------------------------------------------------------------------------------------
                                       STOCK INDEX                      VALUE                     NATURAL RESOURCES
                                        PORTFOLIO                     PORTFOLIO                       PORTFOLIO
                               ---------------------------     ---------------------------     ---------------------------
                                  2000            1999            2000            1999            2000            1999
                               -----------     -----------     -----------     -----------     -----------     -----------
     Contract Owner
     Contributions:             11,705,377      19,033,172       3,508,842       5,755,162       3,613,864       3,273,179

     Contract Owner
     Redemptions:              (17,614,426)    (20,803,054)    (13,385,233)    (18,268,726)     (4,315,674)     (7,321,675)

                                                               SUBACCOUNTS (CONTINUED)
                               -------------------------------------------------------------------------------------------
                                         GLOBAL                   GOVERNMENT INCOME              PRUDENTIAL JENNISON
                                        PORTFOLIO                     PORTFOLIO                       PORTFOLIO
                               ---------------------------     ---------------------------     ---------------------------
                                  2000            1999            2000            1999            2000            1999
                               -----------     -----------     -----------     -----------     -----------     -----------
     Contract Owner
     Contributions:             15,353,138       8,666,836       1,623,328       4,454,044      47,119,229      47,876,595

     Contract Owner
     Redemptions:               (9,429,602)    (10,766,867)     (9,960,955)    (11,432,393)    (21,221,903)    (19,574,611)

                                 SUBACCOUNTS (CONTINUED)
                                --------------------------
                                          SMALL
                                     CAPITALIZATION
                                     STOCK PORTFOLIO
                                --------------------------
                                  2000          1999
                                ----------     -----------
     Contract Owner
     Contributions:             11,518,502       8,871,000

     Contract Owner
     Redemptions:               (7,334,001)    (12,018,095)


                                      A12

NOTE 8: PURCHASES AND SALES OF INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 2000 were as follows:

                                                                            PORTFOLIOS
                                        -----------------------------------------------------------------------------------
                                            MONEY         DIVERSIFIED                         FLEXIBLE       CONSERVATIVE
                                           MARKET            BOND             EQUITY           MANAGED         BALANCED
                                        -------------   --------------    --------------     -------------    -------------
      Purchases                         $  14,193,350   $      235,859    $      207,944     $      4,009     $     151,951
      Sales:                            $ (43,952,324)  $  (19,761,303)   $ (151,009,975)    $(175,203,309)   $(164,356,135)

                                                                      PORTFOLIOS (CONTINUED)
                                        -----------------------------------------------------------------------------------
                                         HIGH YIELD          STOCK                             NATURAL
                                            BOND             INDEX             VALUE          RESOURCES         GLOBAL
                                        -------------   --------------    --------------     -------------    -------------
      Purchases                         $     537,857   $    6,520,411    $      360,124     $  4,586,760     $  27,390,111
      Sales:                            $ (12,635,124)  $  (45,608,159)   $  (44,951,013)    $ (7,349,805)    $  (7,593,733)

                                                     PORTFOLIOS (CONTINUED)
                                        ------------------------------------------------
                                                                               SMALL
                                         GOVERNMENT       PRUDENTIAL      CAPITALIZATION
                                           INCOME          JENNISON            STOCK
                                        -------------   --------------    --------------
      Purchases                         $     592,784   $   99,918,936    $   11,031,208
      Sales:                            $ (17,831,399)  $   (8,605,767)   $   (3,201,574)

                                      A13

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Prudential Qualified Individual Variable Contract Account and the Board of Directors of The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, High Yield Income Bond Portfolio, Stock Index Portfolio, Value Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Prudential Jennison Portfolio, and Small Capitalization Stock Portfolio) of the Prudential Qualified Individual Variable Contract Account at December 31, 2000, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statements presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2000 with the transfer agent for The Prudential Series Fund, Inc., provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
March 30, 2001

                                      A14

                    [Letterhead of PricewaterhouseCoopers]


                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 13, 2001, except for Note 18, as to which the date is April 2, 2001.

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Consolidated Financial Statements and
Report of Independent Accountants
December 31, 2000 and 1999

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 2000 and 1999 (In Millions)
--------------------------------------------------------------------------------

                                                                                                2000       1999
                                                                                              --------   --------
ASSETS
Fixed maturities:
  Available for sale, at fair value (amortized cost, 2000: $83,115; 1999: $81,248)            $ 83,827   $ 79,130
  Held to maturity, at amortized cost (fair value, 2000: $12,615; 1999: $14,112)                12,448     14,237
Trading account assets, at fair value                                                            7,217      9,741
Equity securities, available for sale, at fair value (cost, 2000: $2,266; 1999: $2,531)          2,317      3,264
Mortgage loans on real estate                                                                   15,919     16,268
Policy loans                                                                                     8,046      7,590
Securities purchased under agreements to resell                                                  5,395     13,944
Cash collateral for borrowed securities                                                          3,858      7,124
Other long-term investments                                                                      4,459      4,857
Short-term investments                                                                           5,029      2,773
                                                                                              --------   --------
  Total investments                                                                            148,515    158,928

Cash and cash equivalents                                                                        7,676      6,427
Accrued investment income                                                                        1,916      1,836
Broker-dealer related receivables                                                               11,860     11,346
Deferred policy acquisition costs                                                                7,063      7,324
Other assets                                                                                    13,506     17,102
Separate account assets                                                                         82,217     82,131
                                                                                              --------   --------
  TOTAL ASSETS                                                                                $272,753   $285,094
                                                                                              ========   ========

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits                                                                        $ 69,288   $ 67,278
Policyholders' account balances                                                                 32,722     32,780
Unpaid claims and claim adjustment expenses                                                      2,120      2,829
Policyholders' dividends                                                                         1,463      1,484
Securities sold under agreements to repurchase                                                  15,010     24,598
Cash collateral for loaned securities                                                           11,053     10,775
Income taxes payable                                                                             1,610        804
Broker-dealer related payables                                                                   5,965      5,839
Securities sold but not yet purchased                                                            4,959      6,968
Short-term debt                                                                                 11,131     10,858
Long-term debt                                                                                   2,502      5,513
Other liabilities                                                                               12,105     13,946
Separate account liabilities                                                                    82,217     82,131
                                                                                              --------   --------
  Total liabilities                                                                            252,145    265,803
                                                                                              --------   --------
COMMITMENTS AND CONTINGENCIES (See Notes 15 and 17)
EQUITY
Accumulated other comprehensive income (loss)                                                      234       (685)
Retained earnings                                                                               20,374     19,976
                                                                                              --------   --------
  Total equity                                                                                  20,608     19,291
                                                                                              --------   --------
  TOTAL LIABILITIES AND EQUITY                                                                $272,753   $285,094
                                                                                              ========   ========


                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 2000, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------

                                                                                               2000      1999      1998
                                                                                              -------   -------   -------
REVENUES
Premiums                                                                                      $10,221   $ 9,528   $ 9,048
Policy charges and fee income                                                                   1,639     1,516     1,465
Net investment income                                                                           9,497     9,367     9,454
Realized investment gains (losses), net                                                          (288)      924     2,641
Commissions and other income                                                                    5,475     5,233     4,416
                                                                                              -------   -------   -------

  Total revenues                                                                               26,544    26,568    27,024
                                                                                              -------   -------   -------

BENEFITS AND EXPENSES
Policyholders' benefits                                                                        10,640    10,226     9,786
Interest credited to policyholders' account balances                                            1,751     1,811     1,953
Dividends to policyholders                                                                      2,724     2,571     2,477
General and administrative expenses                                                            10,083     9,530     9,037
Capital markets restructuring                                                                     476         -         -
Sales practices remedies and costs                                                                  -       100     1,150
Demutualization expenses                                                                          143        75        24
                                                                                              -------   -------   -------

  Total benefits and expenses                                                                  25,817    24,313    24,427
                                                                                              -------   -------   -------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                                             727     2,255     2,597
                                                                                              -------   -------   -------

Income taxes
  Current                                                                                         434       690     1,085
  Deferred                                                                                        (28)      352      (115)
                                                                                              -------   -------   -------

   Total income taxes                                                                             406     1,042       970
                                                                                              -------   -------   -------

INCOME FROM CONTINUING OPERATIONS                                                                 321     1,213     1,627
                                                                                              -------   -------   -------

DISCONTINUED OPERATIONS
Loss from healthcare operations, net of taxes                                                       -         -      (298)
Gain (loss) on disposal of healthcare operations, net of taxes                                     77      (400)     (223)
                                                                                              -------   -------   -------

  Net gain (loss) from discontinued operations                                                     77      (400)     (521)
                                                                                              -------   -------   -------

NET INCOME                                                                                    $   398   $   813   $ 1,106
                                                                                              =======   =======   =======


                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Changes in Equity
Years Ended December 31, 2000, 1999 and 1998 (In Millions)

                                                        Accumulated Other Comprehensive Income (Loss)
                                                  -------------------------------------------------------
                                                                      Net                       Total
                                                      Foreign     Unrealized                 Accumulated
                                                      Currency    Investment     Pension        Other
                                                    Translation      Gains      Liability   Comprehensive    Retained     Total
                                                    Adjustments    (Losses)    Adjustment   Income (Loss)    Earnings     Equity
                                                    ------------  -----------  -----------  --------------  ----------  ----------
Balance, December 31, 1997                                $ (85)     $ 1,752         $ (6)      $   1,661   $  18,057   $  19,718
Comprehensive income:
 Net income                                                                                                     1,106       1,106
 Other comprehensive loss, net of tax:
  Change in foreign currency translation                     54                                        54                      54
adjustments
  Change in net unrealized investment gains                             (480)                        (480)                   (480)
  Additional pension liability adjustment                                              (3)             (3)                     (3)
                                                                                                                        ---------
 Other comprehensive loss                                                                                                    (429)
                                                                                                                        ---------
Total comprehensive income                                                                                                    677
                                                      ---------    ---------    ---------       ---------   ---------   ---------

Balance, December 31, 1998                                  (31)       1,272           (9)          1,232      19,163      20,395
Comprehensive income:
 Net income                                                                                                       813         813
 Other comprehensive loss, net of tax:
  Change in foreign currency translation                     13                                        13                      13
adjustments
  Change in net unrealized investment gains                           (1,932)                      (1,932)                 (1,932)
  Additional pension liability adjustment                                               2               2                       2
                                                                                                                        ---------
 Other comprehensive loss                                                                                                  (1,917)
                                                                                                                        ---------
Total comprehensive loss                                                                                                   (1,104)
                                                      ---------    ---------    ---------       ---------   ---------   ---------

Balance, December 31, 1999                                  (18)        (660)          (7)           (685)     19,976      19,291
Comprehensive income:
 Net income                                                                                                       398         398
 Other comprehensive income, net of tax:
  Change in foreign currency translation                    (89)                                      (89)                    (89)
adjustments
  Change in net unrealized investment gains                            1,019                        1,019                   1,019
  Additional pension liability adjustment                                             (11)            (11)                    (11)
                                                                                                                        ---------
 Other comprehensive income                                                                                                   919
                                                                                                                        ---------
Total comprehensive income                                                                                                  1,317
                                                      ---------    ---------    ---------       ---------   ---------   ---------

Balance, December 31, 2000                                $(107)     $   359         $(18)      $     234   $  20,374   $  20,608
                                                      =========    =========    =========       =========   =========   =========



                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 2000, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------

                                                                                                  2000        1999        1998
                                                                                                ---------   ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                                      $     398   $     813   $   1,106
Adjustments to reconcile net income to net cash provided by operating activities:
 Realized investment (gains) losses, net                                                              288        (915)     (2,671)
 Policy charges and fee income                                                                        (57)       (237)       (232)
 Interest credited to policyholders' account balances                                               1,751       1,811       1,953
 Depreciation and amortization                                                                        507         489         337
 Loss (gain) on disposal of healthcare operations, net of taxes                                       (77)        400         223
 Change in:
  Deferred policy acquisition costs                                                                  (228)       (178)       (174)
  Future policy benefits and other insurance liabilities                                            1,514         788         648
  Trading account assets                                                                            2,524        (853)     (2,540)
  Income taxes payable                                                                                199         933         895
  Broker-dealer related receivables/payables                                                         (388)     (1,898)      1,495
  Securities purchased under agreements to resell                                                   8,549      (3,692)     (1,591)
  Cash collateral for borrowed securities                                                           3,266      (1,502)       (575)
  Cash collateral for loaned securities                                                               278       3,643      (6,985)
  Securities sold but not yet purchased                                                            (2,009)      1,197       2,122
  Securities sold under agreements to repurchase                                                   (9,588)      3,112       9,139
  Other, net                                                                                        1,223      (3,286)     (5,736)
                                                                                                ---------   ---------   ---------

  Cash flows from (used in) operating activities                                                    8,150         625      (2,586)
                                                                                                ---------   ---------   ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity of:
 Fixed maturities, available for sale                                                              99,971     122,790     125,694
 Fixed maturities, held to maturity                                                                 3,266       4,957       4,466
 Equity securities, available for sale                                                              3,025       3,190       2,792
 Mortgage loans on real estate                                                                      1,632       2,640       4,090
 Other long-term investments                                                                        2,044       2,169       3,337
Payments for the purchase of:
 Fixed maturities, available for sale                                                            (103,086)   (124,759)   (128,938)
 Fixed maturities, held to maturity                                                                (1,544)     (2,414)     (2,244)
 Equity securities, available for sale                                                             (2,316)     (2,779)     (2,547)
 Mortgage loans on real estate                                                                     (1,334)     (2,595)     (3,719)
 Other long-term investments                                                                       (1,374)     (2,280)     (1,873)
Short-term investments                                                                             (2,257)     (1,138)      4,745
                                                                                                ---------   ---------   ---------

  Cash flows from (used in) investing activities                                                   (1,973)       (219)      5,803
                                                                                                ---------   ---------   ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders' account deposits                                                                     6,507       7,667       7,949
Policyholders' account withdrawals                                                                 (8,165)    (10,594)    (12,079)
Net increase (decrease) in short-term debt                                                         (2,678)        444       2,422
Proceeds from the issuance of long-term debt                                                          638       1,844       1,940
Repayments of long-term debt                                                                       (1,230)       (919)       (418)
                                                                                                ---------   ---------   ---------

  Cash flows (used in) financing activities                                                        (4,928)     (1,558)       (186)
                                                                                                ---------   ---------   ---------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                1,249      (1,152)      3,031
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                                        6,427       7,579       4,548
                                                                                                ---------   ---------   ---------

CASH AND CASH EQUIVALENTS, END OF YEAR                                                          $   7,676   $   6,427   $   7,579
                                                                                                =========   =========   =========

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (received)                                                                    $     248   $    (344)  $     163
                                                                                                ---------   ---------   ---------
Interest paid                                                                                   $   1,040   $     824   $     864
                                                                                                ---------   ---------   ---------



                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

   The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or the "Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

   Demutualization

   On February 10, 1998, the Board of Directors of Prudential authorized its management to take the preliminary steps necessary to permit Prudential to demutualize and become a stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit the demutualization to occur and that specified the process for demutualization. On December 15, 2000, the Board of Directors of Prudential unanimously adopted a Plan of Reorganization, which provides the framework under which Prudential will convert from a mutual structure to stock ownership. Demutualization is a complex process involving development of a plan of reorganization, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan (with at least one million qualified policyholders voting) and review and approval by the New Jersey Commissioner of Banking and Insurance. Prudential is working toward completing this process in 2001. However, there is no certainty that the demutualization will be completed in this time frame or that the necessary approvals will be obtained. It is also possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

   Prudential's management currently anticipates that Prudential's proposed plan of reorganization will include the establishment of a new holding company, Prudential Financial, Inc. ("PFI"), whose stock will be publicly traded. Prudential will become a direct or indirect wholly-owned subsidiary of PFI. Prudential's management also currently intends to propose that a corporate reorganization occur concurrently or within 30 days of the demutualization whereby the stock of various of Prudential's subsidiaries (including its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, and its international securities and investments, domestic banking, real estate franchise and relocation management operations), together with certain related assets and liabilities, would be dividended to PFI. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of Prudential, which would be an insurance subsidiary of PFI after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of PFI.

   The terms of the foregoing transactions have not been finalized by Prudential or approved by the applicable regulatory authorities and may be subject to change as the transactions develop. Prudential's demutualization could proceed without any one or all of these transactions, and there is no assurance that such transactions will be pursued.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation

   The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   accordance with accounting principles generally accepted in the United States of America ("GAAP"). All significant intercompany balances and transactions have been eliminated.

   Use of Estimates

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

   Investments

   Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. See "Realized investment gains (losses), net" below for a discussion of impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

   Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

   Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income
   (loss)." See "Realized investment gains (losses), net" below for a discussion of impairment adjustments.

   Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

   Policy loans are carried at unpaid principal balances.

   Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

   Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

   Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

   Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control. Other long-term investments also include investments in the Company's own separate accounts, which are carried at estimated fair value, investment real estate and derivatives held for purposes other than trading. Joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains (losses), net."

   Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

   Short-term investments, including highly liquid debt instruments, other than those held in "Cash and cash equivalents," with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

   Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains (losses), net." Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in "Realized investment gains (losses), net."

   Cash and Cash Equivalents

   Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

   Deferred Policy Acquisition Costs

   The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income
   (loss)."

   For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed future investment yield used in estimating expected gross margins was 7.83% at December 31, 2000. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

   The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

   For property and casualty insurance contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

   For group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

   Separate Account Assets and Liabilities

   Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

   Other Assets and Other Liabilities

   Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, mortgage securitization inventory and mortgage servicing rights, and property and equipment. During the year, the Company sold $15 billion of commercial mortgage loans and other securities in securitization transactions. In some of the commercial loan securitizations, the Company retained servicing responsibilities. The Company did not retain any material ownership interest in the financial assets that were transferred. The Company recognized pretax losses of $6 million (including related hedge activity) in connection with securitization activity which are recorded in "Commissions and other income." At December 31, 2000, the mortgage servicing portfolio totaled $14 billion and related mortgage servicing assets were $111 million. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, and reserves for sales practices remedies and costs.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Contingencies

   Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

   Policyholders' Dividends

   The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the Company's statutory results and past experience, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors.

   Insurance Revenue and Expense Recognition

   Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

   Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to the amount of expected future benefit payments.

   Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements, contracts without life contingencies and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

   For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

   Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

   Foreign Currency Translation Adjustments

   Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income
   (loss)," a separate component of equity.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Commissions and Other Income

   Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company's securities business are also included in "Commissions and other income."

   Derivative Financial Instruments

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the Company's broker-dealer operations and in a limited-purpose subsidiary for trading purposes.

   To qualify for hedge accounting treatment, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives is evaluated at the inception of the hedge and throughout the hedge period.

   Derivatives held for trading purposes are used in the Company's securities operations and in a limited-purpose subsidiary primarily to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors these exposures through the use of various analytical techniques.

   Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

   Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

   See Note 15 for a discussion of the accounting treatment of derivatives that qualify for hedge accounting treatment. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains (losses), net" without considering changes in fair value of the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Income Taxes

   The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. The provision for income taxes includes an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

   Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that amount that is expected to be realized.

   Demutualization Expenses

   Demutualization expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters as well as other administrative costs. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders and the payment of demutualization consideration to former Canadian branch policyholders.

   New Accounting Pronouncements

   In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" and, in June 2000, SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of FASB Statement No. 133". SFAS No. 133, as amended by SFAS No. 138 (collectively, "SFAS No. 133"), requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

   SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge). Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge of a net investment in a foreign subsidiary, the gain or loss is reported in other comprehensive income as part of the foreign currency translation

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   adjustment. The accounting for a fair value hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of a recognized asset or liability, an unrecognized firm commitment or an available-for-sale security. Similarly, the accounting for a cash flow hedge described above applies to a derivative designated as a hedge of the foreign currency exposure to variability in the foreign-currency-equivalent cash flows associated with a forecasted transaction, a recognized asset or liability, an unrecognized firm commitment, or a forecasted intercompany transaction. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change.

   The Company adopted SFAS No. 133, as amended, as of January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company. As part of the implementation, the Company reclassified certain held-to-maturity securities, amounting to approximately $12.1 billion at January 1, 2001, to the available-for-sale category. This reclassification resulted in the recognition of a net unrealized gain of $94 million, net of tax, which was recorded as a component of "Accumulated other comprehensive income (loss)" on the implementation date. As permitted under SFAS No. 133, the Company has elected to select January 1, 1999 as the transition date for embedded derivatives. Accordingly, only those derivatives embedded in hybrid contracts issued, acquired, or substantively modified by the Company on or after this date will be separated from their host contracts and separately recognized as assets and liabilities.

   In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125". The Company is currently evaluating the effect of adopting the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The Company has adopted in these financial statements disclosures about securitizations and collateral and for recognition and reclassification of collateral required under the statement for fiscal years ending after December 15, 2000.

   In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts" ("SOP 00-3"). SOP 00-3 addresses financial statement presentation and accounting for certain participating policies after demutualization, accounting for demutualization expenses, and accounting for retained earnings and other comprehensive income at the date of the demutualization. The Company has adopted the provisions of the statement related to demutualization expenses in these financial statements (See "Demutualization Expenses" above). The Company will adopt the remaining provisions of SOP 00-3 upon demutualization and is currently assessing the effect that the statement will have on its results of operations.

   In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB No. 101"). SAB No. 101 provides guidance for revenue recognition and related disclosure in the financial statements. The Company adopted SAB No. 101, and its related interpretations, as of October 1, 2000. The adoption of SAB No. 101 did not have a material effect on the Company's financial position or results of operations.

   Reclassifications

   Certain amounts in prior years have been reclassified to conform to the current year presentation.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS

   In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. The healthcare business is reported as discontinued operations in the accompanying consolidated financial statements, with a measurement date of December 31, 1998.

   Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing. The aggregate loss on disposal of $546 million, net of taxes, includes operating losses of the healthcare business subsequent to December 31, 1998 (the measurement date) through the date of the sale, as well as other costs in connection with the disposition of the business. These include facilities closure and systems termination costs, severance and termination benefits, payments to Aetna related to the Administrative Services Only business and payments in connection with a medical loss ratio agreement ("the MLR Agreement"). The MLR Agreement provided for payments to Aetna in the event that the medical loss ratios (i.e., incurred medical expense divided by earned premiums) of the sold businesses were less favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The Company retained all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. The loss on disposal includes management's best estimate of the cost of the ultimate resolution of such litigation as well as the cost of resolving certain matters pertaining to contractual and regulatory requirements (see Note 17 for a discussion of such matters). It is possible that additional adjustments to this estimate may be necessary which might be material to future results of operations of a particular quarterly or annual period. The loss also includes the positive impact of the net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participated (see Note 10).

   The following table presents the results of the Company's healthcare business up to the December 31, 1998 measurement date and the loss on disposal determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations.


                                                                                                     2000     1999      1998
                                                                                                    -----    -----   -------
                                                                                                    (In
                                                                                                  Millions)
Revenues                                                                                            $   -    $   -   $ 7,461
Policyholder benefits                                                                                   -        -    (6,064)
General and administrative expenses                                                                     -        -    (1,822)
                                                                                                    -----    -----   -------
Loss before income taxes                                                                                -        -      (425)
Income tax benefit                                                                                      -        -       127
                                                                                                    -----    -----   -------
Loss from operations                                                                                    -        -      (298)
Gain (loss) on disposal, net of tax expense of $44 in 2000 and tax benefits of $240 in
 1999 and $131 in 1998                                                                                 77     (400)     (223)
                                                                                                    -----    -----   -------
Gain (loss) from discontinued operations, net of taxes                                              $  77    $(400)  $  (521)
                                                                                                    =====    =====   =======

   The loss on disposal recorded in 1998 ($223 million, net of taxes) was increased in 1999 (by $400 million, net of taxes) primarily as a result of higher than anticipated healthcare operating losses prior to the August 6, 1999 closing date and an increase in the Company's estimated obligation under the MLR Agreement. Actual pretax losses of $370 million during that period exceeded the original estimate of $160 million. In 2000, upon the completion of the period covered by the MLR Agreement and taking into consideration other

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)

   costs incurred compared with those estimated in 1998 and 1999, the Company reduced the loss on disposal by $77 million, net of taxes.

   Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon completion of the sale of the business on August 6, 1999. The agreement required the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $1,872 million and $1,418 million, respectively, for the twelve months ended December 31, 2000. Premiums and benefits ceded for the period from August 6, 1999 through December 31, 1999 were $896 million and $757 million, respectively. Reinsurance recoverable under this agreement, included in other assets, was $355 million at December 31, 2000 and $500 million at December 31, 1999.

4. CAPITAL MARKETS RESTRUCTURING

   In the fourth quarter of 2000, Prudential Securities Group exited the lead-managed underwriting and institutional fixed income businesses. Exiting these businesses will result in staff reductions of approximately 700 positions, including investment bankers, traders, analysts and other professional and support staff.

   Results for 2000 include a pretax charge of $476 million in connection with the restructuring, which is presented as "Capital markets restructuring" in the Consolidated Statements of Operations. The charge includes $213 million for employee related costs, consisting largely of severance and termination benefits. The charge also includes the write-off of $140 million of goodwill previously recorded in connection with investment banking acquisitions. Remaining charges of $123 million consist of lease termination payments and other facility exit costs, including office equipment and leasehold improvements write-downs, and other related costs.

   As of December 31, 2000, approximately 350 employees had been terminated in connection with the restructuring and remaining reserves for capital markets restructuring costs were $286 million, including $176 million for employee related costs.

   See Note 16, Segment Information, for information pertaining to the operating results of these exited businesses.

5. INVESTMENTS

   Fixed Maturities and Equity Securities

   The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31,

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

                                                                                                    2000
                                                                          ----------------------------------------------
                                                                                         Gross       Gross     Estimated
                                                                            Amortized  Unrealized  Unrealized    Fair
                                                                              Cost       Gains       Losses      Value
                                                                            ---------  ----------  ----------  ---------
                                                                                           (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                                   $ 7,068      $  358      $    2    $ 7,424
Obligations of U.S. states and their political subdivisions                     3,012         164           3      3,173
Foreign government bonds                                                        4,457         228          38      4,647
Corporate securities                                                           62,066       1,205       1,374     61,897
Mortgage-backed securities                                                      6,512         188          14      6,686
                                                                              -------      ------      ------    -------
Total fixed maturities available for sale                                     $83,115      $2,143      $1,431    $83,827
                                                                              =======      ======      ======    =======
Equity securities available for sale                                          $ 2,266      $  239      $  188    $ 2,317
                                                                              =======      ======      ======    =======

                                                                                                   2000
                                                                           ----------------------------------------------
                                                                                          Gross       Gross     Estimated
                                                                             Amortized  Unrealized  Unrealized    Fair
                                                                               Cost       Gains       Losses      Value
                                                                             ---------  ----------  ----------  ---------
                                                                                           (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                                   $     7      $    -      $    -    $     7
Obligations of U.S. states and their political subdivisions                        40           1           1         40
Foreign government bonds                                                          193          13           -        206
Corporate securities                                                           12,208         343         189     12,362
                                                                              -------      ------      ------    -------
Total fixed maturities held to maturity                                       $12,448      $  357      $  190    $12,615
                                                                              =======      ======      ======    =======


                                                                                                      1999
                                                                           --------------------------------------------------------
                                                                                             Gross         Gross       Estimated
                                                                             Amortized     Unrealized    Unrealized       Fair
                                                                                Cost         Gains         Losses        Value
                                                                            ------------  ------------  ------------  ------------
                                                                                                 (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                                      $ 5,594       $    36       $   236       $ 5,394
Obligations of U.S. states and their political subdivisions                        2,437            41           118         2,360
Foreign government bonds                                                           4,590           140            90         4,640
Corporate securities                                                              62,061           580         2,432        60,209
Mortgage-backed securities                                                         6,566            96           135         6,527
                                                                                 -------       -------       -------       -------
Total fixed maturities available for sale                                        $81,248       $   893       $ 3,011       $79,130
                                                                                 =======       =======       =======       =======
Equity securities available for sale                                             $ 2,531       $   829       $    96       $ 3,264
                                                                                 =======       =======       =======       =======

                                                                                                      1999
                                                                           --------------------------------------------------------
                                                                                              Gross         Gross       Estimated
                                                                              Amortized     Unrealized    Unrealized       Fair
                                                                                 Cost         Gains         Losses        Value
                                                                            ------------  ------------  ------------  ------------
                                                                                                 (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                                      $     5       $     -       $     -       $     5
Obligations of U.S. states and their political subdivisions                           81             1             3            79
Foreign government bonds                                                             214            11             1           224
Corporate securities                                                              13,937           280           413        13,804
                                                                                 -------       -------       -------       -------
Total fixed maturities held to maturity                                          $14,237       $   292       $   417       $14,112
                                                                                 =======       =======       =======       =======


The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2000, is shown below:

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

                                                                            Available for Sale            Held to Maturity
                                                                          ------------------------     -------------------------
                                                                                         Estimated                   Estimated
                                                                           Amortized        Fair       Amortized        Fair
                                                                              Cost         Value          Cost         Value
                                                                          ------------  ------------  ------------  ------------
                                                                                (In Millions)               (In Millions)
Due in one year or less                                                     $ 9,169       $ 9,191       $   713       $   717
Due after one year through five years                                        18,412        18,492         3,477         3,490
Due after five years through ten years                                       19,396        19,441         4,804         4,846
Due after ten years                                                          29,626        30,017         3,454         3,562
Mortgage-backed securities                                                    6,512         6,686             -             -
                                                                            -------       -------       -------       -------
  Total                                                                     $83,115       $83,827       $12,448       $12,615
                                                                            =======       =======       =======       =======

   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

   Proceeds from the repayment of held to maturity fixed maturities during 2000, 1999 and 1998 were $3,266 million, $4,957 million, and $4,466 million, respectively. Gross gains of $8 million, $73 million, and $135 million, and gross losses of $0 million, $0 million, and $2 million were realized on prepayment of held to maturity fixed maturities during 2000, 1999 and 1998, respectively.

   Proceeds from the sale of available for sale fixed maturities during 2000, 1999 and 1998 were $93,653 million, $117,685 million and $119,524 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 2000, 1999 and 1998 were $6,318 million, $5,105 million and $6,170 million, respectively. Gross gains of $909 million, $884 million and $1,765 million, and gross losses of $1,408 million, $1,231 million and $443 million were realized on sales and prepayments of available for sale fixed maturities during 2000, 1999 and 1998, respectively.

   Write-downs for impairments which were deemed to be other than temporary for fixed maturities were $540 million, $266 million and $96 million, and for equity securities were $34 million, $205 million and $95 million for the years 2000, 1999 and 1998, respectively.

   During the years ended December 31, 2000, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $133 million in 2000, $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $4 million in 2000, $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income (loss)" at the time of the transfer. Realized gains on securities sold were $0 million, $3 million and $0 million in 2000, 1999 and 1998, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Mortgage Loans on Real Estate

   The Company's mortgage loans were collateralized by the following property types at December 31,

                                                 2000             1999
                                          ----------------   ---------------
                                           Amount              Amount
                                            (In      % of       (In    % of
                                          Millions)  Total   Millions) Total
                                          --------   -----   -------   -----
Office buildings                           $ 3,727    23.1%  $ 3,960   24.1%
Retail stores                                2,465    15.3%    2,627   15.9%
Residential properties                         713     4.4%      662    4.0%
Apartment complexes                          4,455    27.6%    4,508   27.3%
Industrial buildings                         2,331    14.4%    2,161   13.1%
Agricultural properties                      1,856    11.5%    1,959   11.9%
Other                                          597     3.7%      612    3.7%
                                           -------   -----   -------  -----
  Subtotal                                  16,144   100.0%   16,489  100.0%
                                                     =====            =====
Allowance for losses                          (225)             (221)
                                           -------           -------
Net carrying value                         $15,919           $16,268
                                           =======           =======

   The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (24.0%) and New York (10.7%) at December 31, 2000.

   Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:

                                                                  2000    1999    1998
                                                                 -----   -----   -----
                                                                     (In Millions)
Allowance for losses, beginning of year                          $ 221   $ 427   $ 450
Increase (decrease) in allowance for losses                         17    (201)      -
Charge-offs, net of recoveries                                     (13)     (5)    (23)
                                                                 -----   -----   -----
Allowance for losses, end of year                                $ 225   $ 221   $ 427
                                                                 =====   =====   =====

   Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                          2000         1999
                                                                         -----        -----
                                                                            (In Millions)
Impaired mortgage loans with allowance for losses                        $ 192        $ 411
Impaired mortgage loans with no allowance for losses                       247          283
Allowance for losses, end of year                                          (35)         (24)
                                                                         -----        -----
Net carrying value of impaired mortgage loans                            $ 404        $ 670
                                                                         =====        =====

   Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $565 million, $884 million and $1,329 million during 2000, 1999 and 1998, respectively. Net investment income recognized on these loans totaled $37 million, $55 million and $94 million for the years ended December 31, 2000, 1999 and 1998, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Restricted Assets and Special Deposits

   Assets of $2,538 million and $4,463 million at December 31, 2000 and 1999, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $1,227 million and $2,342 million at December 31, 2000 and 1999, respectively, were held in voluntary trusts. Of these amounts, $470 million and $1,553 million at December 31, 2000 and 1999, respectively, related to the multi-state policyholder settlement described in Note 17. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $48 million and $128 million at December 31, 2000 and 1999, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $779 million in 2000 and $673 million in 1999. Restricted cash and securities of $2,196 million and $4,082 million at December 31, 2000 and 1999, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

   Other Long-Term Investments

   The Company's "Other long-term investments" include investments in joint ventures and limited partnerships of $2,391 million and $1,947 million as of December 31, 2000 and 1999, respectively. These investments include $1,363 million and $1,002 million in real estate related interests and $1,028 million and $945 million in non-real estate related interests. The Company's share of net income from such entities was $187 million, $217 million and $223 million for 2000, 1999 and 1998, respectively, and is reported in "Net investment income."

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                 As of
                                                                              December 31,
                                                                          --------------------
                                                                            2000          1999
                                                                          ------        ------
                                                                              (In Millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate                                                $  638        $1,253
Investments in securities                                                  1,427         1,398
Cash and cash equivalents                                                     99            98
Other assets                                                                  43            75
                                                                          ------        ------
Total assets                                                              $2,207        $2,824
                                                                          ======        ======

Borrowed funds-third party                                                $   90        $   81
Other liabilities                                                            142            87
                                                                          ------        ------
Total liabilities                                                            232           168
                                                                          ------        ------

Partners' capital                                                          1,975         2,656
                                                                          ------        ------

Total liabilities and partners' capital                                   $2,207        $2,824
                                                                          ======        ======

Equity in partners' capital included above                                $  467        $  657
Equity in limited partnership interests not included above                 1,924         1,290
                                                                          ------        ------
Carrying value                                                            $2,391        $1,947
                                                                          ======        ======
                                                                         For the years ended
                                                                             December 31,
                                                                        ----------------------
                                                                         2000    1999    1998
                                                                        -----   -----   -----
                                                                            (In Millions)
STATEMENTS OF OPERATIONS
Income of real estate joint ventures                                    $ 112   $ 108   $ 110
Income of other limited partnership interests                             149     514     366
Interest expense-third party                                               (4)     (4)     (1)
Other expenses                                                            (29)   (105)   (209)
                                                                        -----   -----   -----
Net earnings                                                            $ 228   $ 513   $ 266
                                                                        =====   =====   =====

Equity in net earnings included above                                   $  70   $ 125   $  59
Equity in net earnings of limited partnership
 interests not included above                                             117      92     164
                                                                        -----   -----   -----
Total equity in net earnings                                            $ 187   $ 217   $ 223
                                                                        =====   =====   =====

   "Other long-term investments" also includes investments in the Company's separate accounts of $1,077 million and $1,040 million, investment real estate of $239 million and $322 million which is held through direct ownership and other miscellaneous investments of $752 million and $1,548 million at December 31, 2000 and 1999, respectively. Of the Company's real estate, $181 million and $293 million consists of commercial and agricultural assets held for disposal at December 31, 2000 and 1999, respectively. Impairment losses were $0 million, $3 million and $8 million for the years ended December 31, 2000, 1999 and 1998, respectively, and are included in "Realized investment gains (losses), net."

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Investment Income and Investment Gains and Losses

   Net investment income arose from the following sources for the years ended December 31:

                                                         2000         1999         1998
                                                       -------      -------      -------
                                                              (In Millions)
Fixed maturities--available for sale                   $ 5,938      $ 5,602      $ 5,464
Fixed maturities--held to maturity                       1,028        1,217        1,406
Trading account assets                                     734          622          677
Equity securities--available for sale                       67           63           54
Mortgage loans on real estate                            1,370        1,401        1,525
Policy loans                                               478          448          410
Securities purchased under agreements to resell             28           25           18
Broker-dealer related receivables                        1,222          976          836
Short-term investments                                     683          490          627
Other investment income                                    479          455          660
                                                       -------      -------      -------
Gross investment income                                 12,027       11,299       11,677
Less investment expenses                                (2,530)      (1,881)      (2,116)
                                                       -------      -------      -------
Subtotal                                                 9,497        9,418        9,561
Less amount relating to discontinued operations              -          (51)        (107)
                                                       -------      -------      -------
Net investment income                                  $ 9,497      $ 9,367      $ 9,454
                                                       =======      =======      =======


Realized investment gains (losses), net, for the years
 ended December 31, were from the following sources:
                                                       2000         1999         1998
                                                     -------      -------      -------
                                                            (In Millions)
Fixed maturities                                     $(1,066)     $  (557)     $ 1,381
Equity securities--available for sale                    450          223          427
Mortgage loans on real estate                             (5)         209           22
Investment real estate                                    49          106          642
Joint ventures and limited partnerships                  124          656          454
Derivatives                                              165          305         (263)
Other                                                     (5)         (27)           8
                                                     -------      -------      -------
Subtotal                                                (288)         915        2,671
Less amount related to discontinued operations             -            9          (30)
                                                     -------      -------      -------
Realized investment gains (losses), net              $  (288)     $   924      $ 2,641
                                                     =======      =======      =======

   The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $91 million, $114 million and $177 million in 2000, 1999 and 1998, respectively.

   Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 2000 included in fixed maturities, equity securities, mortgage loans on real estate and other long-term investments totaled $25 million, $8 million, $21 million and $16 million, respectively.

   Net Unrealized Investment Gains (Losses)

   Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income
   (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

                                                                Impact of unrealized investment gains (losses) on:
                                                              --------------------------------------------------------------------
                                                                                                                      Accumulated
                                                                                                                         other
                                                                                                                     comprehensive
                                                                                                        Deferred     income (loss)
                                                                 Unrealized     Deferred                 income     related to net
                                                                   gains         policy      Future        tax        unrealized
                                                                (losses) on   acquisition    policy    (liability)    investment
                                                                investments      costs      benefits     benefit     gains (losses)
                                                                ------------  ------------  ---------  -----------  ---------------
                                                                                          (In Millions)
Balance, December 31, 1997                                          $ 4,208         $(349)   $(1,144)      $ (963)         $ 1,752
Net investment gains (losses) on investments arising
 during the period                                                      804             -          -         (282)             522
Reclassification adjustment for (gains) losses included in
 net income                                                          (1,675)            -          -          588           (1,087)
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                        -            89          -          (34)              55
Impact of net unrealized investment (gains) losses on
 future policy benefits                                                   -             -         49          (19)              30
                                                                    -------         -----    -------       ------          -------
Balance, December 31, 1998                                            3,337          (260)    (1,095)        (710)           1,272
Net investment gains (losses) on investments arising
 during the period                                                   (5,089)            -          -        1,845           (3,244)
Reclassification adjustment for (gains) losses included in
 net income                                                             404             -          -         (146)             258
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                        -           566          -         (213)             353
Impact of net unrealized investment (gains) losses on
 future policy benefits                                                   -             -      1,092         (391)             701
                                                                    -------         -----    -------       ------          -------
Balance, December 31, 1999                                           (1,348)          306         (3)         385             (660)
Net investment gains (losses) on investments arising
 during the period                                                    1,458             -          -         (540)             918
Reclassification adjustment for (gains) losses included in
 net income                                                             621             -          -         (230)             391
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                        -          (356)         -          132             (224)
Impact of net unrealized investment (gains) losses on
 future policy benefits                                                   -             -       (101)          35              (66)
                                                                    -------         -----    -------       ------          -------
Balance, December 31, 2000                                          $   731         $ (50)   $  (104)      $ (218)         $   359
                                                                    =======         =====    =======       ======          =======


   The table below presents unrealized gains (losses) on investments by asset class:

                                                 As of December 31,
                                             --------------------------
                                              2000       1999      1998
                                             -----    -------    ------
                                                   (In Millions)
Fixed maturities                             $ 712    $(2,118)   $3,161
Equity securities                               51        733       176
Other long-term investments                    (32)        37         -
                                             -----    -------    ------
Unrealized gains (losses) on investments     $ 731    $(1,348)   $3,337
                                             =====    =======    ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Securities Pledged to Creditors

   The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreement to repurchase, and futures contracts. At December 31, 2000, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                   (In Millions)

Fixed maturities available for sale                     $20,080
Trading account assets                                    5,796
Separate account assets                                   2,558
                                                        -------
Total securities pledged                                $28,434
                                                        =======


   In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. At December 31, 2000, the fair value of this collateral was approximately $19 billion of which $13 billion had either been sold or repledged.

6. DEFERRED POLICY ACQUISITION COSTS

   The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                            2000      1999      1998
                                                           -------   -------   -------
                                                                  (In Millions)
Balance, beginning of year                                 $ 7,324   $ 6,462   $ 6,083
Capitalization of commissions, sales and issue expenses      1,324     1,333     1,313
Amortization                                                (1,096)   (1,155)   (1,139)
Change in unrealized investment gains and losses              (356)      566        89
Foreign currency translation                                  (154)      118       116
Acquisition of subsidiary                                       21         -         -
                                                           -------   -------   -------
Balance, end of year                                       $ 7,063   $ 7,324   $ 6,462
                                                           =======   =======   =======

7. POLICYHOLDERS' LIABILITIES

   Future policy benefits at December 31, are as follows:


                                                                     2000        1999
                                                                   -------     -------
                                                                     (In Millions)
Life insurance                                                     $53,453     $51,512
Annuities                                                           13,398      13,502
Other contract liabilities                                           2,437       2,264
                                                                   -------     -------
Total future policy benefits                                       $69,288     $67,278
                                                                   =======     =======

   The Company's participating insurance is included within the Traditional Participating Products segment. Participating insurance represented 40% and 43% of domestic individual life insurance in force at December 31, 2000 and 1999, respectively, and 95%, 94% and 93% of domestic individual life insurance premiums for 2000, 1999 and 1998, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. POLICYHOLDERS' LIABILITIES (continued)

   Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

   The following table highlights the key assumptions generally utilized in calculating these reserves:

           Product                           Mortality                   Interest Rate              Estimation Method
-----------------------------   ------------------------------------     --------------  ------------------------------------------
Life insurance                  Generally, rates guaranteed in           2.5% to 12.0%   Net level premium based on non-forfeiture
                                calculating cash surrender values                        interest rate


Individual annuities            Generally, 1971 and 1983 Individual      3.5% to 13.4%   Present value of expected future
                                Annuity Mortality Tables with certain                    payments based on historical
                                modifications                                            experience

Group annuities                 1950 and 1971 Group Annuity              4.0% to 17.3%   Present value of expected future
                                Mortality Tables with certain                            payments based on historical
                                modifications                                            experience

Other contract liabilities                                               2.5% to 11.5%   Present value of expected future
                                                                                         payments based on historical
                                                                                         experience

   Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,002 million and $1,930 million are included in "Future policy benefits" with respect to these deficiencies at December 31, 2000 and 1999, respectively.

   Policyholders' account balances at December 31, are as follows:


                                                       2000      1999
                                                     -------   -------
                                                       (In Millions)
 Individual annuities                                $ 5,097   $ 5,248
 Group annuities                                       2,022     2,176
 Guaranteed investment contracts and
  guaranteed interest accounts                        12,852    13,429
 Interest-sensitive life contracts                     3,809     3,609
 Dividend accumulations and other                      8,942     8,318
                                                     -------   -------
 Policyholders' account balances                     $32,722   $32,780
                                                     =======   =======

   Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. POLICYHOLDERS' LIABILITIES (continued)

   Certain contract provisions that determine the policyholder account balances are as follows:

      Product                                      Interest  Rate                   Withdrawal/Surrender Charges
---------------------------                        ---------------   -------------------------------------------------------
Individual annuities                                3.0% to 16.0%    0% to 7% for up to 9 years

Group annuities                                     2.0% to 14.0%    Contractually limited or subject to market value adjustment


Guaranteed investment contracts and                 2.0% to 15.4%    Generally, subject to market value withdrawal provisions for
guaranteed interest accounts                                         any funds withdrawn other than for benefit responsive and
                                                                     contractual payments

Interest-sensitive life contracts                   2.0% to 10.8%    Various up to 10 years

Dividend accumulations and other                    2.5% to 11.5%    Withdrawal or surrender contractually limited or subject to market value adjustment

   Unpaid claims and claim adjustment expenses.   The following table provides a
   reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's Property and Casualty Insurance segment, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                                    2000                              1999
                                                       --------------------------------   -----------------------------
                                                         Accident          Property         Accident        Property
                                                        and Health       and Casualty      and Health     and Casualty
                                                       -------------   ----------------   ------------   --------------
                                                                                (In Millions)
Balance at January 1                                       $420             $2,409         $1,090           $2,716
Less reinsurance recoverables, net                          378                451             52              533
                                                           ----             ------         ------           ------
Net balance at January 1                                     42              1,958          1,038            2,183
                                                           ----             ------         ------           ------
Incurred related to:
 Current year                                               410              1,271          4,110            1,249
 Prior years                                                (21)              (150)           (72)             (54)
                                                           ----             ------         ------           ------
Total incurred                                              389              1,121          4,038            1,195
                                                           ----             ------         ------           ------
Paid related to:
 Current year                                               380                842          3,397              700
 Prior years                                                 25                634            672              720
                                                           ----             ------         ------           ------
Total paid                                                  405              1,476          4,069            1,420
                                                           ----             ------         ------           ------
Acquisitions (dispositions) (a)                               -               (363)          (965)               -
                                                           ----             ------         ------           ------
Net balance at December 31                                   26              1,240             42            1,958
Plus reinsurance recoverables, net                          246                608            378              451
                                                           ----             ------         ------           ------
Balance at December 31                                     $272             $1,848         $  420           $2,409
                                                           ====             ======         ======           ======

                                                                    1998
                                                         -------------------------------
                                                           Accident         Property
                                                          and Health      and Casualty
                                                         -------------   ---------------
                                                                   (In Millions)
Balance at January 1                                        $1,857            $2,956
Less reinsurance recoverables, net                             810               535
                                                            ------            ------
Net balance at January 1                                     1,047             2,421
                                                            ------            ------
Incurred related to:
 Current year                                                6,132             1,314
 Prior years                                                   (15)             (154)
                                                            ------            ------
Total incurred                                               6,117             1,160
                                                            ------            ------
Paid related to:
 Current year                                                5,287               717
 Prior years                                                   839               681
                                                            ------            ------
Total paid                                                   6,126             1,398
                                                            ------            ------
Acquisitions (dispositions) (a)                                  -                 -
                                                            ------            ------
Net balance at December 31                                   1,038             2,183
Plus reinsurance recoverables, net                              52               533
                                                            ------            ------
Balance at December 31                                      $1,090            $2,716
                                                            ======            ======

   (a) The reduction in the 2000 Property and Casualty balance is primarily attributable to the sale of Gibraltar Casualty Company; the 1999 Accident and Health reduction relates to the sale of Prudential's healthcare business.

   The Accident and Health reinsurance recoverable balance at December 31, 2000 and 1999 includes $239 million and $371 million, respectively, attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31 and January 1, 1998 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

   The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. POLICYHOLDERS' LIABILITIES (continued)

   In 2000, 1999 and 1998, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

   The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to favorable changes in claim cost trends.

8. REINSURANCE

   The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

   The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

   Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:


                                            2000       1999      1998
                                          -------    -------    ------
                                                 (In Millions)

Direct premiums                           $10,726    $10,121    $9,661
Reinsurance assumed                            86         66        65
Reinsurance ceded                            (591)      (659)     (678)
                                          -------    -------    ------
Premiums                                  $10,221    $ 9,528    $9,048
                                          =======    =======    ======
Policyholders' benefits ceded             $   642    $   483    $  510
                                          =======    =======    ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. REINSURANCE (continued)

   Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:


                                                    2000     1999
                                                   ------   ------
                                                   (In Millions)

Life insurance                                     $  674   $  576
Property and casualty                                 628      473
Other reinsurance                                      76       90
                                                   ------   ------
                                                   $1,378   $1,139
                                                   ======   ======


   Three major reinsurance companies account for approximately 57% of the reinsurance recoverable at December 31, 2000. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

9. SHORT-TERM AND LONG-TERM DEBT

   Debt consists of the following at December 31:

   Short-term debt

                                                         2000      1999
                                                        -------   -------
                                                         (In Millions)

Commercial paper (a)                                    $ 7,686   $ 7,506
Notes payable                                             2,728     2,598
Current portion of long-term debt                           717       754
                                                        -------   -------
Total short-term debt                                   $11,131   $10,858
                                                        =======   =======


   The weighted average interest rate on outstanding short-term debt was approximately 6.4% and 5.2% at December 31, 2000 and 1999, respectively.

   Long-term debt

                                                                        Maturity
Description                                                              Dates       Rate          2000     1999
-----------                                                            ---------  -----------    ------   ------
                                                                                                 (In Millions)
Fixed rate notes                                                       2001-2023  5.89%-12.28%   $  758   $1,161
Floating rate notes ("FRN")                                            2001-2003  (b)               756      865
Surplus notes                                                          2003-2025  6.875%-8.30%      988      987
Commercial paper backed by long-term credit agreements (a)                                            -    2,500
                                                                                                 ------   ------
Total long-term debt                                                                             $2,502   $5,513
                                                                                                 ======   ======

----------
   (a) At December 31, 1999, the Company classified $2.5 billion of its commercial paper as long-term debt. This classification was supported by long-term syndicated credit line agreements. The Company had the ability and intent to use those agreements, as necessary, to refinance debt on a long-term basis. As of December 31, 2000, the Company continues to have that ability, but no longer has the intention to use those agreements in the ordinary course of business.

   (b) Floating interest rates are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest on the FRNs ranged from 0.10% to 7.08% for 2000 and from 6.17% to 14.00% for 1999. Included in the FRNs is an S&P 500 index linked note of $29 million with an interest rate based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 2000 and 1999, the rate was 0.10% and 14%, respectively. Excluding this note, floating interest rates ranged from 5.99% to 7.08% for 2000 and 6.17% to 7.56% for 1999.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. SHORT-TERM AND LONG-TERM DEBT (continued)

   Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2000 and 1999, the Company was in compliance with all debt covenants.

   Payment of interest and principal on the surplus notes issued after 1993, of which $689 million and $688 million were outstanding at December 31, 2000 and 1999 respectively, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey ("the Commissioner"). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. As of December 31, 2000 the Company has met these statutory capital requirements.

   In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.


                                                     (In Millions)
Scheduled principal repayment of long-term debt

2002                                                    $  756
2003                                                       650
2004                                                        55
2005                                                        58
2006 and thereafter                                        983
                                                        ------
Total                                                   $2,502
                                                        ======


   At December 31, 2000, the Company had $4,332 million in lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

   The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial paper borrowings are supported by $3,500 million of the Company's existing lines of credit. At December 31, 2000 and 1999, the weighted average maturity of commercial paper outstanding was 25 and 23 days, respectively.

   Interest expense for short-term and long-term debt was $1,056 million, $863 million and $917 million, for the years ended December 31, 2000, 1999 and 1998, respectively. Securities business related interest expense of $456 million, $312 million and $369 million in 2000, 1999 and 1998, respectively, is included in "Net investment income."

10. EMPLOYEE BENEFIT PLANS

    Pension and Other Postretirement Plans

    The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. EMPLOYEE BENEFIT PLANS (continued)

    The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Code contribution guidelines.

    The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

    Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

    The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

    Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

                                                                                                       Other
                                                                         Pension Benefits     Postretirement Benefits
                                                                       --------------------  -------------------------
                                                                           2000       1999          2000         1999
                                                                        -------    -------       -------      -------
                                                                                       (In Millions)
Change in benefit obligation:
Benefit obligation at the beginning of period                           $(5,430)   $(6,309)      $(1,941)     $(2,213)
Service cost                                                               (140)      (193)          (29)         (39)
Interest cost                                                              (427)      (410)         (151)        (141)
Plan participants' contributions                                              -          -            (7)          (6)
Amendments                                                                  112         (2)          221           (2)
Actuarial gains (losses)                                                     34        974          (262)         312
Contractual termination benefits                                            (17)       (53)            -            -
Special termination benefits                                                  -        (51)            -           (2)
Curtailment                                                                   -        206             -           43
Benefits paid                                                               407        408           172          108
Foreign currency changes                                                      -          -             1           (1)
                                                                        -------    -------       -------      -------
Benefit obligation at end of period                                     $(5,461)   $(5,430)      $(1,996)     $(1,941)
                                                                        =======    =======       =======      =======

Change in plan assets:
Fair value of plan assets at beginning of period                        $ 9,468    $ 8,427       $ 1,548      $ 1,422
Actual return on plan assets                                              1,270      1,442           170          213
Transfer to third party                                                       -        (14)            -            -
Employer contributions                                                       25         21             7           15
Plan participants' contributions                                              -          -             7            6
Benefits paid                                                              (407)      (408)         (172)        (108)
                                                                        -------    -------       -------      -------
Fair value of plan assets at end of period                              $10,356    $ 9,468       $ 1,560      $ 1,548
                                                                        =======    =======       =======      =======

Funded status:
Funded status at end of period                                          $ 4,895    $ 4,038       $  (436)     $  (393)
Unrecognized transition (asset) liability                                  (342)      (448)          207          462
Unrecognized prior service costs                                             65        225             1            2
Unrecognized actuarial net (gain)                                        (2,956)    (2,514)         (498)        (746)
Effects of fourth quarter activity                                            9         (3)            2            -
                                                                        -------    -------       -------      -------
Net amount recognized                                                   $ 1,671    $ 1,298       $  (724)     $  (675)
                                                                        =======    =======       =======      =======

Amounts recognized in the Statements of Financial Position consist of:
Prepaid benefit cost                                                    $ 2,022    $ 1,601       $     -      $     -
Accrued benefit liability                                                  (382)      (316)         (724)        (675)
Intangible asset                                                              7          6             -            -
Accumulated other comprehensive income                                       24          7             -            -
                                                                        -------    -------       -------      -------
Net amount recognized                                                   $ 1,671    $ 1,298       $  (724)     $  (675)
                                                                        =======    =======       =======      =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. EMPLOYEE BENEFIT PLANS (continued)

    The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $464 million, $384 million and $1 million, respectively, as of September 30, 2000 and $401 million, $309 million and $0 million, respectively, as of September 30, 1999.

    Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $7,381 million and $6,534 million are included in Separate Account assets and liabilities at September 30, 2000 and 1999, respectively.

    The benefit obligation for pensions decreased by a net $112 million in the year 2000 for the effect of a Cost of Living Adjustment ("COLA") and the introduction of the cash balance formula of ($134) million and $246 million, respectively. The COLA was effective as of July 1, 2000 and increased benefits, subject to a maximum, to retirees based upon their year of retirement. The introduction of the cash balance formula was a feature of the substantive plan as of the measurement date and is effective January 1, 2001 for new employees and January 1, 2002 for existing employees.

    Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999, the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $463 million and $434 million of Company insurance policies and contracts at September 30, 2000 and 1999, respectively.

    The benefit obligation for other postretirement benefits decreased by $221 million in the year 2000 for changes in the substantive plan made to medical, dental and life benefits for individuals retiring on or after January 1, 2001. The significant cost reduction features relate to the medical and life benefits. The Company adopted a cap that limits its long-term cost commitment to retiree medical coverage. The cap is defined as two times the estimated Company contribution toward the cost of coverage per retiree in 2000. The new life insurance plan provides a reduced benefit of $10,000 of life insurance to retirees.

    The pension benefits were amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. EMPLOYEE BENEFIT PLANS (continued)

    Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:

                                                                                                               Other
                                                                           Pension Benefits           Postretirement Benefits
                                                                     -----------------------------  ----------------------------
                                                                         2000      1999      1998      2000      1999      1998
                                                                        -----     -----     -----     -----     -----     -----
                                                                                           (In Millions)
Components of net periodic benefits costs:
Service cost                                                            $ 140     $ 193     $ 159     $  29     $  39     $  35
Interest cost                                                             427       410       397       150       141       142
Expected return on plan assets                                           (799)     (724)     (674)     (133)     (121)     (119)
Amortization of transition amount                                        (106)     (106)     (106)       36        47        47
Amortization of prior service cost                                         47        45        45         -         -         -
Amortization of actuarial net (gain) loss                                 (77)        4         1       (24)      (10)      (13)
Special termination benefits                                                -        51         -         -         2         -
Curtailment (gain) loss                                                     -      (122)        5         -       108         -
Contractual termination benefits                                            6        48        14         -         -         -
                                                                        -----     -----     -----     -----     -----     -----
  Subtotal                                                               (362)     (201)     (159)       58       206        92
Less amounts related to discontinued operations                             -        84        25         -      (130)      (34)
                                                                        -----     -----     -----     -----     -----     -----

Net periodic (benefit) cost                                             $(362)    $(117)    $(134)    $  58     $  76     $  58
                                                                        =====     =====     =====     =====     =====     =====

   Discontinued operations amounts for 1998 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for a discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

   The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:


                                                                  Pension Benefits              Other Postretirement Benefits
                                                           ------------------------------  ---------------------------------------
                                                               2000       1999      1998       2000         1999         1998
                                                               ----       ----      ----    ---------    ----------    ----------
Weighted-average assumptions:
Discount rate (beginning of period)                            7.75%      6.50%     7.25%        7.75%         6.50%         7.25%
Discount rate (end of period)                                  7.75%      7.75%     6.50%        7.75%         7.75%         6.50%
Rate of increase in compensation levels (beginning
  of period)                                                   4.50%      4.50%     4.50%        4.50%         4.50%         4.50%
Rate of increase in compensation levels (end of
  period)                                                      4.50%      4.50%     4.50%        4.50%         4.50%         4.50%
Expected return on plan assets                                 9.50%      9.50%     9.50%        9.00%         9.00%         9.00%
Health care cost trend rates                                      -          -         -    7.10-9.50%   7.50-10.30%   7.80-11.00%
Ultimate health care cost trend rate after gradual
  decrease until 2006                                             -          -         -         5.00%         5.00%         5.00%

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. EMPLOYEE BENEFIT PLANS (continued)


     Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                            Other
                                                   Postretirement Benefits
                                                   -----------------------
                                                            2000
                                                  -------------------------
                                                        (In Millions)
One percentage point increase
Increase in total service and interest costs                        $  11
Increase in postretirement benefit obligation                         140
One percentage point decrease
Decrease in total service and interest costs                        $  10
Decrease in postretirement benefit obligation                         123

   Postemployment Benefits

   The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2000 and 1999 was $152 million and $157 million, respectively, and is included in "Other liabilities."

   Other Employee Benefits

   The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                                401(k) Company Match
                                                                               ----------------------
                                                                                 2000   1999    1998
                                                                                -----  -----   -----
                                                                                   (In Millions)
Company match                                                                   $  62  $  60   $  54
Less amounts related to discontinued operations                                     -     (8)    (14)
                                                                                -----  -----   -----
401(k) Company match included in general and administrative expenses            $  62  $  52   $  40
                                                                                =====  =====   =====

   Discontinued operations amounts for 1998 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11.  INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                   2000      1999     1998
                                                  -----    ------   ------
                                                       (In Millions)
Current tax expense (benefit):
  U.S.                                            $ 362    $  614   $  883
  State and local                                    31        84       54
  Foreign                                            41        (8)     148
                                                  -----    ------   ------
  Total                                             434       690    1,085
Deferred tax expense (benefit):
  U.S.                                              (86)      206      (93)
  State and local                                   (37)       44       (6)
  Foreign                                            95       102      (16)
                                                  -----    ------   ------
  Total                                             (28)      352     (115)
                                                  -----    ------   ------
Total income tax expense                          $ 406    $1,042   $  970
                                                  =====    ======   ======

   The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:


                                                   2000      1999    1998
                                                  -----    ------   -----
                                                       (In Millions)
Expected federal income tax expense               $ 254    $  789   $ 909
Equity tax                                          100       190      75
Non-deductible expenses                              61        33      15
Non-taxable investment income                       (42)      (78)    (62)
State and local income taxes                         (4)       83      31
Other                                                37        25       2
                                                  -----    ------   -----
Total income tax expense                          $ 406    $1,042   $ 970
                                                  =====    ======   =====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. Income Taxes (continued)


   Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                                2000      1999
                                                              ------    ------
                                                               (In Millions)
Deferred tax assets
   Insurance reserves                                         $1,371    $1,582
   Net operating loss carryforwards                              353       280
   Policyholder dividends                                        297       277
   Litigation related reserves                                    32        61
   Other                                                         121        32
                                                              ------    ------
   Deferred tax assets before valuation allowance              2,174     2,232
   Valuation allowance                                           (38)      (24)
                                                              ------    ------
   Deferred tax assets after valuation allowance               2,136     2,208
                                                              ------    ------

Deferred tax liabilities
   Deferred policy acquisition cost                            1,858     1,942
   Net unrealized investment gains (losses)                      273      (497)
   Investments                                                   129       307
   Depreciation                                                   71        59
                                                              ------    ------
   Deferred tax liabilities                                    2,331     1,811
                                                              ------    ------
Net deferred tax asset (liability)                            $ (195)   $  397
                                                              ======    ======

   Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with foreign operations and state and local deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2000 and 1999, respectively, the Company had federal life net operating loss carryforwards of $848 million and $660 million, which expire in 2012. At December 31, 2000 and 1999, respectively, the Company had state operating loss carryforwards for tax purposes approximating $509 million and $570 million, which expire between 2001 and 2020.

   Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 2000 were $743 million. Determining the tax liability that would arise if these earnings were remitted is not practicable.

   The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has begun its examination of 1996.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


12.  STATUTORY NET INCOME AND SURPLUS

   Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                   2000    1999      1998
                                                                  -----   -----   -------
                                                                       (In Millions)
Statutory net income                                              $ 149   $ 333   $ 1,247
Adjustments to reconcile to net income on a GAAP basis:
 Insurance revenues and expenses                                    525     136      (117)
 Income taxes                                                       (47)    436       128
 Valuation of investments                                          (135)    (27)     (143)
 Realized investment gains (losses)                                (494)     73     1,162
 Litigation and other reserves                                        -    (102)   (1,150)
 Discontinued operations and other, net                             400     (36)      (21)
                                                                  -----   -----   -------
GAAP net income                                                   $ 398   $ 813   $ 1,106
                                                                  =====   =====   =======

                                                                          2000         1999
                                                                       -------      -------
                                                                        (In Millions)
Statutory surplus                                                      $ 8,640      $ 9,249
Adjustments to reconcile to equity on a GAAP basis:
  Deferred policy acquisition costs                                      6,989        7,295
  Valuation of investments                                               4,968        2,909
  Future policy benefits and policyholder account balances                (952)      (1,544)
  Non-admitted assets                                                    2,693        2,069
  Income taxes                                                            (136)         522
  Surplus notes                                                           (988)        (987)
  Discontinued operations and other, net                                  (606)        (222)
                                                                       -------      -------
GAAP equity                                                            $20,608      $19,291
                                                                       =======      =======

   The New York State Insurance Department recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

   In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001, except the guidance related to pension and post-employment benefits which was adopted January 1, 2000. The Company has estimated the potential effect of the Codification guidance to have a favorable impact of at least $1 billion on the Company's surplus position, primarily as the result of the recognition of deferred tax assets.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


13.  OPERATING LEASES

   The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 2000, future minimum lease payments under non-cancelable operating leases are as follows:


                                               (In Millions)

2001                                                 $  319
2002                                                    269
2003                                                    227
2004                                                    190
2005                                                    178
Remaining years after 2005                              897
                                                     ------
Total                                                $2,080
                                                     ======


   Rental expense incurred for the years ended December 31, 2000, 1999 and 1998 was $498 million, $456 million and $424 million, respectively, excluding expenses relating to the Company's healthcare business.

14.  FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

   Fixed maturities and Equity securities

   Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

   Mortgage loans on real estate

   The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgages.

   Policy loans

   The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

   Investment contracts

   For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

   Debt

   The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

   The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,


                                                                2000                         1999
                                                    ---------------------------  ---------------------------
                                                      Carrying      Estimated      Carrying      Estimated
                                                       Amount       Fair Value      Amount       Fair Value
                                                    -------------  ------------  -------------  ------------
                                                                         (In Millions)
FINANCIAL ASSETS:
Other than trading:
Fixed maturities:
  Available for sale                                      $83,827       $83,827        $79,130       $79,130
  Held to maturity                                         12,448        12,615         14,237        14,112
Equity securities                                           2,317         2,317          3,264         3,264
Mortgage loans on real estate                              15,919        15,308         16,268        15,826
Policy loans                                                8,046         8,659          7,590         7,462
Short-term investments                                      5,029         5,029          2,773         2,773
Mortgage securitization inventory                           1,448         1,448            803           803
Cash and cash equivalents                                   7,676         7,676          6,427         6,427
Restricted cash and securities                              2,196         2,196          4,082         4,082
Separate account assets                                    82,217        82,217         82,131        82,131

Trading:
Trading account assets                                    $ 7,217       $ 7,217        $ 9,741       $ 9,741
Broker-dealer related receivables                          11,860        11,860         11,346        11,346
Securities purchased under agreements to resell             5,395         5,395         13,944        13,944
Cash collateral for borrowed securities                     3,858         3,858          7,124         7,124

FINANCIAL LIABILITIES:
Other than trading:
Investment contracts                                      $25,033       $25,359        $25,206       $25,394
Securities sold under agreements to repurchase              7,162         7,162          4,260         4,260
Cash collateral for loaned securities                       4,762         4,762          2,582         2,582
Short-term and long-term debt                              13,633        13,800         16,371        16,563
Securities sold but not yet purchased                         157           157              -             -
Separate account liabilities                               82,217        82,217         82,131        82,131

Trading:
Broker-dealer related payables                            $ 5,965       $ 5,965        $ 5,839       $ 5,839
Securities sold under agreements to repurchase              7,848         7,848         20,338        20,338
Cash collateral for loaned securities                       6,291         6,291          8,193         8,193
Securities sold but not yet purchased                       4,802         4,802          6,968         6,968

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

   A derivative is a financial instrument whose price, performance or cash flow is based upon the actual or expected price, level, performance, value or cash flow of some external benchmark, such as interest rates, foreign exchange rates, securities, commodities, or various financial indices. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and include swaps, futures, forwards and options contracts.

   Interest Rate Swaps

   The Company uses interest rate swaps to reduce market risk from changes in interest rates, to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

   If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

   Futures and Options

   The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

   Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

   When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

   thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

   If exchange-traded financial futures and options meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Financial futures that do not qualify as hedges are carried at fair value with changes in value reported in current earnings. The gains and losses associated with anticipatory transactions are not material.

   Currency Derivatives

   The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

   Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

   Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

   Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

   If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in a manner similar to the hedged item. If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains (losses), net."

   Forwards

   The Company uses forwards to manage market risks relating to interest rates and commodities and trades in mortgage-backed securities forward contracts. The latter activity has been exited in connection with the restructuring of Prudential Securities Group's capital markets activities as discussed in Note
   4. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

   If the forwards qualify for hedge accounting treatment, gains or losses are recorded in a manner similar to the hedged items. If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.

   The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 2000 and 1999. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                             Derivative Financial Instruments
                                                                     December 31, 2000

                                   Trading                            Other than Trading                         Total
                            ----------------------  ---------------------------------------------------  ------------------------
                                                                                      Non-Hedge
                                                        Hedge Accounting            Accounting
                                                    -------------------------  ------------------------
                                       Estimated                  Estimated                 Estimated                 Estimated
                            Notional   Fair Value    Notional     Fair Value    Notional    Fair Value    Notional    Fair Value
                            --------  ------------  -----------  ------------  ----------  ------------  ----------  ------------
                                                                       (In Millions)
Swap Instruments
Interest rate
 Asset                       $ 9,693          $352         $  -          $  -      $1,908          $ 57     $11,601        $  409
 Liability                    10,521           370            -             -       2,126            81      12,647           451
Currency
 Asset                             7             -            -             -         383            31         390            31
 Liability                        30            34            -             -         302            20         332            54
Equity and commodity
 Asset                            55            14            -             -          46            17         101            31
 Liability                        55            12            -             -           -             -          55            12
Forward contracts
Interest rate
 Asset                         3,469            33            -             -           -             -       3,469            33
 Liability                     3,319            33            -             -           -             -       3,319            33
Currency
 Asset                         6,044           185          472             9       2,319            29       8,835           223
 Liability                     5,897           195          429             9          27            79       6,353           283
Equity and commodity
 Asset                         2,091            75            -             -           -             -       2,091            75
 Liability                     1,923            75            -             -           -             -       1,923            75
Futures contracts
Interest rate
 Asset                        11,582            14            -             -       2,410            55      13,992            69
 Liability                     6,513            29            -             -       1,468            21       7,981            50
Equity and commodity
 Asset                           782            27            -             -           -             -         782            27
 Liability                     1,324            36            -             -           -             -       1,324            36
Option contracts
Interest rate
 Asset                         4,141            48            -             -           -             -       4,141            48
 Liability                     4,273            29            -             -           -             -       4,273            29
Currency
 Asset                         1,108            27            -             -           -             -       1,108            27
 Liability                     1,174            26            -             -           -             -       1,174            26
Equity and commodity
 Asset                           175             3            -             -           -             -         175             3
 Liability                       126             1            -             -           -             -         126             1
                             -------          ----  -----------  ------------      ------          ----     -------        ------
Total Derivatives:
 Assets                      $39,147          $778         $472            $9      $7,066          $189     $46,685        $  976
                             =======          ====  ===========  ============      ======          ====     =======        ======
 Liabilities                 $35,155          $840         $429            $9      $3,923          $201     $39,507        $1,050
                             =======          ====  ===========  ============      ======          ====     =======        ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

                                                                       Derivative Financial Instruments
                                                                               December 31, 1999

                                                  Trading                     Other than Trading                      Total
                                            --------------------  -------------------------------------------  --------------------
                                                                                              Non-Hedge
                                                                    Hedge Accounting        Accounting
                                                                  --------------------  ---------------------             Estimated
                                                      Estimated             Estimated              Estimated              ----------
                                            Notional  Fair Value  Notional  Fair Value  Notional   Fair Value  Notional   Fair Value
                                            --------  ----------  --------  ----------  ---------  ----------  --------   ----------
                                                                                  (In Millions)
Swap Instruments
Interest rate
 Asset                                        $ 7,116        $151    $    -         $ -     $2,185        $146   $ 9,301        $297
 Liability                                      6,490         137         -           -      1,261          32     7,751         169
Currency
 Asset                                             24          45       343          30          -           -       367          75
 Liability                                         77          51       369          33          -           -       446          84
Equity and commodity
 Asset                                              8           9         -           -         47          13        55          22
 Liability                                          8           5         -           -          -           -         8           5
Forward contracts
Interest rate
 Asset                                         14,837         105         -           -          -           -    14,837         105
 Liability                                     12,459          84         -           -          -           -    12,459          84
Currency
 Asset                                         11,181         275        54           2      1,182          16    12,417         293
 Liability                                     10,377         247       841          16      1,347          21    12,565         284
Equity and commodity
 Asset                                          1,664          68         -           -          -           -     1,664          68
 Liability                                      1,592          60         -           -          -           -     1,592          60
Futures contracts
Interest rate
 Asset                                          2,374           2         -           -        800          14     3,174          16
 Liability                                      3,017           3         -           -      3,696          44     6,713          47
Equity and commodity
 Asset                                          2,283          44         -           -         71           4     2,354          48
 Liability                                        837          57         -           -         12          11       849          68
Option contracts
Interest rate
 Asset                                          3,725          22         -           -          -           -     3,725          22
 Liability                                      2,185          11         -           -         13           -     2,198          11
Currency
 Asset                                            613           5         -           -         10           -       623           5
 Liability                                      4,439           5         -           -         10           -     4,449           5
Equity and commodity
 Asset                                            340           6         -           -          -           -       340           6
 Liability                                        366           3         -           -          -           -       366           3
                                              -------        ----  --------  ----------     ------        ----   -------        ----
Total Derivatives:
 Assets                                       $44,165        $732    $  397         $32     $4,295        $193   $48,857        $957
                                              =======        ====  ========  ==========     ======        ====   =======        ====
 Liabilities                                  $41,847        $663    $1,210         $49     $6,339        $108   $49,396        $820
                                              =======        ====  ========  ==========     ======        ====   =======        ====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

   The following table discloses net trading revenues by derivative instrument types for the years ended December 31,


                                       2000    1999    1998
                                      -----   -----   -----
                                          (In Millions)
Swaps                                 $ (17)  $  16   $ (13)
Forwards                                 51      53      67
Futures                                 (85)     80      (5)
Options                                  (1)    (14)      -
                                      -----   -----   -----
Net trading revenues                  $ (52)  $ 135   $  49
                                      =====   =====   =====


   Average fair values for trading derivatives in an asset position during the years ended December 31, 2000 and 1999 were $579 million and $789 million, respectively, and for derivatives in a liability position were $630 million and $766 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 2000, 72% of the notional amount consisted of interest rate derivatives, 20% consisted of foreign currency derivatives and 8% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 2000, 66% of notional consisted of interest rate derivatives, 33% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

   Credit Risk

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

   The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 2000 and 1999, approximately 96% and 81%, respectively, of the net credit exposure for the Company from derivative contracts was with investment-grade counterparties. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and positions are marked to market on a daily basis. These additional controls further reduce the Company's credit risk to derivatives counterparties. Internal controls are in place to ensure that derivative transactions are conducted in accordance with Company policy and guidelines. Those controls include limits, segregation of function and periodic management review, including quarterly review of General Account exposures by the Investment Committee of the Board of Directors, as well as daily monitoring for compliance with authorization and operating guidelines.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


   Off-Balance-Sheet Credit-Related Instruments

   During the normal course of its business, the Company utilizes financial instruments with off-balance-sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

   In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $1.6 billion, of which $0.8 billion remains available at December 31, 2000.

   Also, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $3.3 billion, of which $1.8 billion remains available at December 31, 2000. Unsecured commitments approximate $0.1 billion, substantially all of which remains available at December 3l, 2000. This activity is being exited in conjunction with the restructuring of Prudential Securities capital markets activities, as discussed in Note 4.

   Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.0 billion, of which $0.9 billion remain available at December 31, 2000. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 2000.

   The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 2000 financial guarantees and letters of credit issued by the Company were $0.8 billion.

16.  SEGMENT INFORMATION

   The Company has organized its principal operations into Financial Services Businesses and a Traditional Participating Products segment. Within the Financial Services Businesses, the Company operates through four divisions which, together, encompass ten reportable segments. The four operating divisions within the Financial Services Businesses are: U.S. Consumer, Employee Benefits, International and Asset Management. The segments within the Financial Services Businesses as well as the Traditional Participating Products segment correspond to businesses for which discrete financial information is available and reviewed by management. Businesses that are not sufficiently material to warrant separate disclosure are included in Corporate and Other results. Collectively, the businesses that comprise the four operating divisions and Corporate and Other are referred to as the Financial Services Businesses.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


   The U.S. Consumer division consists of the Individual Life Insurance, Private Client Group, Retail Investments and Property and Casualty Insurance segments. The Individual Life Insurance segment manufactures and distributes variable life, term life and other non-participating life insurance protection products to the United States retail market and distributes investment and protection products for other segments. The Private Client Group segment provides full service securities brokerage and financial advisory services, as well as consumer banking services, to retail customers in the United States. The Retail Investments segment provides mutual funds, variable and fixed annuities and wrap-fee products to retail customers in the United States. The Property and Casualty Insurance segment manufactures and distributes personal lines property and casualty insurance products, principally automobile and homeowners insurance, to the United States retail market.

   The Employee Benefits division consists of the Group Insurance and Other Employee Benefits segments. The Group Insurance segment manufactures and distributes group life, disability and related insurance products in connection with employee and member benefit plans. The Other Employee Benefits segment provides products and services for defined contribution and other retirement plans as well as guaranteed investment contracts, group annuities and relocation services to employers. The Other Employee Benefits segment also markets real estate brokerage franchises to regional and local real estate brokers.

   The International division consists of the International Insurance and International Securities and Investments segments. The International Insurance segment manufactures and distributes individual life insurance products to the affluent retail market in Japan, Korea and six other Asian, Latin American and European countries. The International Securities and Investments segment provides full service securities brokerage, asset management and financial advisory services to retail and institutional clients outside of the United States.

   The Asset Management division consists of the Investment Management and Advisory Services and Other Asset Management segments. The Investment Management and Advisory Services segment provides institutional asset management products and services to unaffiliated institutional clients as well as management services for assets supporting products offered by other segments. The Other Asset Management segment includes equity trading and commercial mortgage securitization activities, as well as hedge portfolio results.

   Corporate and Other includes financial services businesses that are not included in other reportable segments as well as corporate-level activities. These businesses include international ventures, divested businesses and businesses that have not been divested but have been placed in wind-down status. The latter includes individual health insurance, group credit insurance and Canadian life insurance. The divested businesses include the results of the lead-managed underwriting and institutional fixed income businesses of the Prudential Securities Group (see Note 4), Gibraltar Casualty (see Note 17), residential first mortgage banking and certain Canadian businesses. Corporate-level activities include corporate expenses not allocated to any business segments, including the cost of company-wide initiatives, investment returns on unallocated equity, returns from a debt-financed investment portfolio, transactions with other segments and consolidating adjustments.

   As a mutual insurance company, most of the Company's individual life insurance and certain annuity products have been written on a "participating" basis, whereby policyholders are eligible to receive policyholder dividends reflecting policy experience. The Company will cease offering domestic participating insurance and annuity products in connection with the demutualization, if consummated. The liabilities of the individual in force participating products, together with the assets supporting them, will then be segregated for accounting purposes from the Company's other assets and liabilities. The liabilities and assets to be segregated, as well as other assets and equity that support these policies, and their financial results are

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


   reflected in the Traditional Participating Products segment, which is managed separately from the Financial Services Businesses.

   The following summary presents certain financial data of our operations based on their location:

                                                                              2000      1999      1998
                                                                           -------   -------   -------
                                                                                 (In Millions)
Revenues:
Domestic                                                                   $23,704   $24,382   $25,368
International                                                                2,840     2,186     1,656
                                                                           -------   -------   -------
  Total revenues                                                           $26,544   $26,568   $27,024
                                                                           =======   =======   =======
Income from continuing operations before income taxes:
Domestic                                                                   $   368   $ 1,939   $ 2,372
International                                                                  359       316       225
                                                                           -------   -------   -------
  Total income from continuing operations before income taxes              $   727   $ 2,255   $ 2,597
                                                                           =======   =======   =======

   The accounting policies of the segments are the same as those described in
   Note 2--"Summary of Significant Accounting Policies."

   In managing its business, the Company analyzes the operating performance of each segment using "adjusted operating income", which is a non-GAAP measure. "Adjusted operating income" is calculated by adjusting income from continuing operations before income taxes to exclude certain items. The items excluded are realized investment gains, net of losses and related charges; sales practices remedies and costs; demutualization expenses; and the gains, losses and contribution to income/loss of divested businesses which have been sold but do not qualify for "discontinued operations" treatment under GAAP. Businesses that the Company has placed in wind-down status but are not divested remain in "adjusted operating income." The Company's discontinued healthcare operations are excluded from "income from continuing operations before income taxes."

   The excluded items are important to an understanding of overall results of operations. "Adjusted operating income" is not a substitute for net income determined in accordance with GAAP and the Company's definition of "adjusted operating income" may differ from that used by other companies. However, the Company believes that the presentation of "adjusted operating income" as measured for management purposes enhances the understanding of results of operations by highlighting the results from ongoing operations and the underlying profitability factors of the Company's businesses.

   The Company excludes realized investment gains, net of losses and related charges, from "adjusted operating income" because the timing of transactions resulting in recognition of gains or losses is largely at the Company's discretion and the amount of these gains or losses is heavily influenced by and fluctuates in part according to the availability of market opportunities. Including the fluctuating effects of these transactions could distort trends in the underlying profitability of the businesses. The Company excludes sales practices remedies and costs because they relate to a substantial and identifiable non-recurring event. The Company excludes demutualization expenses as they are directly related to demutualization and could distort the trends associated with our business operations. The Company excludes the gains and losses and contribution to income/loss of divested businesses and related runoff operations because, as a result of the decision to dispose of these businesses, these results are not relevant to the profitability of the Company's ongoing operations and could distort the trends associated with ongoing businesses.

   The related charges offset against net realized investment gains and losses relates to policyholder dividends, amortization of deferred policy acquisition costs, and reserves for future policy benefits. Net realized investment gains is one of the elements that the Company considers in establishing the dividend scale, and

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)

   the related policyholder dividend charge represents the estimated portion of the Company's expense charge for policyholder dividends that is attributed to net realized investment gains that the Company considers in determining the dividend scale. Deferred policy acquisition costs for certain investment-type products are amortized based on estimated gross profits, which include net realized investment gains and losses on the underlying invested assets, and the related charge for amortization of deferred policy acquisition costs represents the portion of this amortization associated with net realized investment gains and losses. The reserves for certain policies are adjusted when cash flows related to these policies are affected by net realized investment gains and losses, and the related charge for reserves for future policy benefits represents that adjustment.

   "Adjusted operating income" for each segment includes earnings on attributed equity established at a level which management considers necessary to support the segment's risks.

   Operating expenses specifically identifiable to a particular segment are allocated to that segment as incurred. Operating expenses not identifiable to a specific segment but which are incurred in connection with the generation of segment revenues are generally allocated based upon the segment's historical percentage of general and administrative expenses.

   The financial results of the International Insurance segment reflect the impact of currency hedging strategies, including internal hedges, whereby currency fluctuation exposure within annual reporting periods is assumed by Corporate and Other Operations.

   The Investment Management and Advisory Services segment revenues include intersegment revenues of $404 million, $381 million and $414 million in 2000, 1999 and 1998, respectively, which primarily consist of asset-based management fees from the businesses of the U.S. Consumer and Employee Benefits divisions and the Traditional Participating Products segment. Management has determined the intersegment fees for the various asset classes with reference to market rates. These fees are eliminated in consolidation.

   As discussed in Note 4, Capital Markets Restructuring, the Company has exited the lead-managed underwriting and institutional fixed income businesses. Results for these businesses are included in Divested Businesses in the tables that follow. Income from Continuing Operations before Income Taxes for these businesses was a loss of $73 million in 1998, income of $23 million in 1999 and a loss of $620 million in 2000. The loss in 2000 includes a restructuring charge of $476 million.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


   The summary below reconciles adjusted operating income to income from continuing operations before income taxes:

                                                                   Year ended December 31, 2000
                                ---------------------------------------------------------------------------------------------------
                                                                         Reconciling Items
                                ---------------------------------------------------------------------------------------------------
                                                              Charges                   Divested                       Income from
                                              Realized       Related to      Sales      Business                        Continuing
                                Adjusted     Investment       Realized     Practices  and Related                       Operations
                               Operating       Gains           Gains       Remedies      Runoff     Demutualization   Before Income
                                 Income    (Losses), Net   (Losses), Net   and Costs   Operations       Expenses          Taxes
                                ---------  --------------  --------------  ---------  ------------  ----------------  --------------
                                                                          (In Millions)
Individual Life Insurance         $  114           $  (6)          $   -        $  -         $  -              $  -         $   108
Private Client Group                 237               -               -           -            -                 -             237
Retail Investments                   239              (8)              2           -            -                 -             233
Property and Casualty Insurance      150              16               -           -            -                 -             166
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total U.S. Consumer Division        740               2               2           -            -                 -             744
                                  ------           -----           -----   ---------  -----------   ---------------         -------

Group Insurance                      158              (2)              -           -            -                 -             156
Other Employee Benefits              229             (85)            (31)          -            -                 -             113
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total Employee Benefits
  Division                           387             (87)            (31)          -            -                 -             269
                                  ------           -----           -----   ---------  -----------   ---------------         -------

International Insurance              296             (15)              -           -            -                 -             281
International Securities and
 Investments                          26               -               -           -            -                 -              26
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total International Division        322             (15)              -           -            -                 -             307
                                  ------           -----           -----   ---------  -----------   ---------------         -------

Investment Management and
 Advisory Services                   154               1               -           -            -                 -             155
Other Asset Management               122               -               -           -            -                 -             122
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total Asset Management
  Division                           276               1               -           -            -                 -             277
                                  ------           -----           -----   ---------  -----------   ---------------         -------

Corporate and Other                   (4)           (280)              -           -         (636)             (143)         (1,063)
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total -- Financial Services
  Businesses                       1,721            (379)            (29)          -         (636)             (143)            534
                                  ------           -----           -----   ---------  -----------   ---------------         -------
Traditional Participating Products                    91
 segment                             547           -----            (445)          -            -                 -             193
                                  ------                           -----   ---------  -----------   ---------------         -------
 Total                            $2,268           $(288)          $(474)       $  -        $(636)            $(143)        $   727
                                  ======           =====           =====   =========  ===========   ===============         =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


                                                                  Year ended December 31, 1999
                                --------------------------------------------------------------------------------------------------
                                                                       Reconciling Items
                                --------------------------------------------------------------------------------------------------
                                                            Charges                    Divested                       Income from
                                            Realized       Related to      Sales       Business                       Continuing
                               Ajusted     Investment       Realized     Practices   and Related                      Operations
                              Operating      Gains           Gains        Remedies      Runoff     Demutualization   Before Income
                               Income    (Losses), Net   (Losses), Net   and Costs    Operations       Expenses          Taxes
                                -------  --------------  --------------  ----------  ------------  ----------------  -------------
                                                                         (In Millions)
Individual Life Insurance        $  117           $(23)          $   -        $  -          $  -              $  -          $   94
Private Client Group                224              -               -           -             -                 -             224
Retail Investments                  174              5               1           -             -                 -             180
Property and Casualty Insurance     152              9               -           -             -                 -             161
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total U.S. Consumer Division       667             (9)              1           -             -                 -             659
                                 ------           ----           -----   ---------   -----------   ---------------          ------

Group Insurance                     128             25             (10)          -             -                 -             143
Other Employee Benefits             272            203            (133)          -             -                 -             342
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total Employee Benefits
  Division                          400            228            (143)          -             -                 -             485
                                 ------           ----           -----   ---------   -----------   ---------------          ------

International Insurance             218              9               -           -             -                 -             227
International Securities and
 Investments                         15              -               -           -             -                 -              15
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total International Division       233              9               -           -             -                 -             242
                                 ------           ----           -----   ---------   -----------   ---------------          ------

Investment Management and
 Advisory Services                  155              1               -           -             -                 -             156
Other Asset Management               97              -               -           -             -                 -              97
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total Asset Management                                                          -
  Division                          252              1               -   ---------             -                 -             253
                                 ------           ----           -----               -----------   ---------------          ------

Corporate and Other                 137            357               -        (100)          (47)              (75)            272
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total -- Financial Services
  Businesses                      1,689            586            (142)       (100)          (47)              (75)          1,911
                                 ------           ----           -----   ---------   -----------   ---------------          ------
Traditional Participating Products                                               -             -
 segment                            316            338            (310)  ---------   -----------                 -             344
                                 ------           ----           -----                             ---------------          ------
 Total                           $2,005           $924           $(452)      $(100)         $(47)             $(75)         $2,255
                                 ======           ====           =====   =========   ===========   ===============          ======


The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


                                                                Year ended December 31, 1998
                                 -----------------------------------------------------------------------------------------------
                                                                      Reconciling Items
                                 -----------------------------------------------------------------------------------------------
                                                          Charges                    Divested                       Income from
                                          Realized        Related to      Sales       Business                        Continuing
                                Adjusted Investment        Realized     Practices   and Related                       Operations
                               Operating   Gains           Gains        Remedies      Runoff     Demutualization   Before Income
                                 Income (Losses), Net  (Losses), Net   and Costs    Operations       Expenses          Taxes
                                 -----  -------------  --------------  ----------  ------------  ----------------  --------------
                                                                       (In Millions)
Individual Life Insurance      $  178          $   18           $  -        $  -          $  -              $  -             196
Private Client Group              114               -              -           -             -                 -             114
Retail Investments                249              97             (3)          -             -                 -             343
Property and Casualty Insurance   311              16              -           -             -                 -             327
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total U.S. Consumer Division     852             131             (3)          -             -                 -             980
                               ------          ------          -----   ---------   -----------   ---------------         -------

Group Insurance                    98             123              -           -             -                 -             221
Other Employee Benefits           342             595           (222)          -             -                 -             715
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total Employee Benefits
  Division                        440             718           (222)          -             -                 -             936
                               ------          ------          -----   ---------   -----------   ---------------         -------

International Insurance           144               9              -           -             -                 -             153
International Securities and
 Investments                       13               -              -           -             -                 -              13
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total International Division     157               9              -           -             -                 -             166
                               ------          ------          -----   ---------   -----------   ---------------         -------

Investment Management and
 Advisory Services                144               1              -           -             -                 -             145
Other Asset Management             22               -              -           -             -                 -              22
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total Asset Management
  Division                        166               1              -           -             -                 -             167
                               ------          ------          -----   ---------   -----------   ---------------         -------

Corporate and Other               (34)             85              -      (1,150)         (196)              (24)         (1,319)
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total -- Financial Services
  Businesses                    1,581             944           (225)     (1,150)         (196)              (24)            930
                               ------          ------          -----   ---------   -----------   ---------------         -------
Traditional Participating
 Products segment                 206           1,697           (236)          -             -                 -           1,667
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total                         $1,787          $2,641          $(461)    $(1,150)        $(196)             $(24)        $ 2,597
                               ======          ======          =====   =========   ===========   ===============         =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)

   The summary below presents certain financial information for the Company's reportable segments:

                                                                Year ended December 31, 2000
                                                ---------------------------------------------------------------
                                                                                                   Interest
                                                                                                  Credited to
                                                                       Net                      Policyholders'
                                                                    Investment  Policyholders'      Account
                                                      Revenues        Income       Benefits        Balances
                                                      ---------     ----------  --------------  ---------------
                                                                                         (In Millions)
Financial Services Businesses:
 Individual Life Insurance                           $  1,855        $    374       $    650       $    131
 Private Client Group                                   2,689             299             --             --
 Retail Investments                                     1,631             478            152            264
 Property and Casualty Insurance                        1,840             193          1,045             --
                                                     --------        --------       --------       --------
  Total U.S. Consumer Division                          8,015           1,344          1,847            395
                                                     --------        --------       --------       --------

 Group Insurance                                        2,801             485          2,042            200
 Other Employee Benefits                                2,885           2,332            930          1,024
                                                     --------        --------       --------       --------
  Total Employee Benefits Division                      5,686           2,817          2,972          1,224
                                                     --------        --------       --------       --------

 International Insurance                                1,920             129          1,265              2
 International Securities and Investments                 704              66             --             --
                                                     --------        --------       --------       --------
  Total International Division                          2,624             195          1,265              2
                                                     --------        --------       --------       --------

 Investment Management and Advisory Services              874              21             --             --
 Other Asset Management                                   470              31             --             --
                                                     --------        --------       --------       --------
  Total Asset Management Division                       1,344              52             --             --
                                                     --------        --------       --------       --------

 Corporate and Other                                      283             816             23             (3)
                                                     --------        --------       --------       --------
  Total                                                17,952           5,224          6,107          1,618
                                                     --------        --------       --------       --------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                 (379)             --             --             --
 Related Charges:
  Reserves                                                 --              --             36             --
  Amortization of deferred policy
   acquisition costs                                       --              --             --             --
                                                     --------        --------       --------       --------
   Total realized investment gains,                        --
     net of losses and related charges                   (379)             --             36             --
                                                                     --------       --------       --------
 Divested businesses and related runoff
    operations                                            269             101             14             --
                                                     --------        --------       --------       --------
  Total -- Financial Services Businesses               17,842           5,325          6,157          1,618
                                                     --------        --------       --------       --------
Traditional Participating Products segment              8,611           4,172          4,483            133
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                   91              --             --             --
 Related Charges:
  Dividends to policyholders                               --              --             --             --
                                                     --------        --------       --------       --------
  Total realized investment gains, net
   of losses and related charges                           91              --             --             --
                                                     --------        --------       --------       --------
  Total -- Traditional Participating
   Products segment
                                                        8,702           4,172          4,483            133
                                                     --------        --------       --------       --------
  Total per Consolidated Financial Statements        $ 26,544        $  9,497       $ 10,640       $  1,751
                                                     ========        ========       ========       ========


                                                          Year ended December 31, 2000
                                                     ---------------------------------------

                                                                               Amortization
                                                                                of Deferred
                                                                                  Policy
                                                     Dividends to   Interest    Acquisition
                                                     Policyholders   Expense       Costs
                                                     -------------  ---------  -------------

                                                                  (In Millions)
Financial Services Businesses:
 Individual Life Insurance                           $     12       $     10        $    172
 Private Client Group                                      --             --              --
 Retail Investments                                         1              1             212
 Property and Casualty Insurance                           --             --             365
                                                     --------       --------        --------
  Total U.S. Consumer Division                             13             11             749
                                                     --------       --------        --------


 Group Insurance                                           --             (1)              1
 Other Employee Benefits                                   --             44              22
                                                     --------       --------        --------
  Total Employee Benefits Division                         --             43              23
                                                     --------       --------        --------


 International Insurance                                    1              4             145
 International Securities and Investments                  --             --               1
                                                     --------       --------        --------
  Total International Division                              1              4             146
                                                     --------       --------        --------


 Investment Management and Advisory Services               --              5              --
 Other Asset Management                                    --             --              --
                                                     --------       --------        --------
  Total Asset Management Division                          --              5              --
                                                     --------       --------        --------


 Corporate and Other                                        4            385             (84)
                                                     --------       --------        --------
  Total                                                    18            448             834
                                                     --------       --------        --------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                   --             --              --
 Related Charges:
  Reserves                                                 --             --              --
  Amortization of deferred policy
   acquisition costs                                       --             --              (7)
                                                     --------       --------        --------
   Total realized investment gains,
     net of losses and related charges                     --             --              (7)
                                                     --------       --------        --------
 Divested businesses and related runoff
    operations                                             --             --              --
                                                     --------       --------        --------
  Total -- Financial Services Businesses                   18            448             827
                                                     --------       --------        --------
Traditional Participating Products segment              2,261            152             269
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                   --             --              --
 Related Charges:
  Dividends to policyholders                              445             --              --
                                                     --------       --------        --------
  Total realized investment gains, net
   of losses and related charges                          445             --              --
                                                     --------       --------        --------
  Total -- Traditional Participating
   Products segment
                                                        2,706            152             269
                                                     --------       --------        --------
  Total per Consolidated Financial Statements        $  2,724       $    600        $  1,096
                                                     ========       ========        ========

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)

                                                                     Year ended December 31, 1999
                                                        ----------------------------------------------------
                                                                                                 Interest
                                                                                               Credited to
                                                                       Net                    Policyholders'
                                                                   Investment  Policyholders'    Account
                                                        Revenues      Income       Benefits      Balances
                                                        --------    ----------  --------------  ----------
                                                                            (In Millions)
Financial Services Businesses:
 Individual Life Insurance                               $ 1,723       $   316       $   519       $   126
 Private Client Group                                      2,509           269            --            --
 Retail Investments                                        1,551           491           118           271
 Property and Casualty Insurance                           1,747           197         1,100            --
                                                         -------       -------       -------       -------
  Total U.S. Consumer Division                             7,530         1,273         1,737           397
                                                         -------       -------       -------       -------

 Group Insurance                                           2,428           470         1,749           197
 Other Employee Benefits                                   3,014         2,460           997         1,086
                                                         -------       -------       -------       -------
  Total Employee Benefits Division                         5,442         2,930         2,746         1,283
                                                         -------       -------       -------       -------

 International Insurance                                   1,522            99         1,031             1
 International Securities and Investments                    580            54            --            --
                                                         -------       -------       -------       -------
  Total International Division                             2,102           153         1,031             1
                                                         -------       -------       -------       -------

 Investment Management and Advisory Services                 768             3            --            --
 Other Asset Management                                      369            29            --            --
                                                         -------       -------       -------       -------
  Total Asset Management Division                          1,137            32            --            --
                                                         -------       -------       -------       -------

 Corporate and Other                                         566           926            80            --
                                                         -------       -------       -------       -------
  Total                                                   16,777         5,314         5,594         1,681
                                                         -------       -------       -------       -------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                     586            --            --            --
 Related Charges:
  Reserves                                                    --            --           147            --
  Amortization of deferred policy
   acquisition costs                                          --            --            --            --
                                                         -------       -------       -------       -------
   Total realized investment gains,
     net of losses and related charges                       586            --           147            --
                                                         -------       -------       -------       -------
 Divested businesses and related runoff operations           511           142            65            --
                                                         -------       -------       -------       -------
  Total -- Financial Services Businesses                  17,874         5,456         5,806         1,681
                                                         -------       -------       -------       -------
Traditional Participating Products segment                 8,356         3,911         4,420           130
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                     338            --            --            --
 Related Charges:
  Dividends to policyholders                                  --            --            --            --
                                                         -------       -------       -------       -------
  Total realized investment gains, net                        --
   of losses and related charges                             338            --            --            --
                                                                       -------       -------       -------
  Total -- Traditional Participating
   Products segment                                        8,694         3,911         4,420           130
                                                         -------       -------       -------       -------
  Total per Consolidated Financial Statements            $26,568       $ 9,367       $10,226       $ 1,811
                                                         =======       =======       =======       =======


                                                            Year ended December 31, 1999
                                                       --------------------------------------

                                                                                 Amortization
                                                                                  of Deferred
                                                                                    Policy
                                                       Dividends to   Interest   Acquisition
                                                       Policyholders  Expense       Costs
Financial Services Businesses:                         -------------  --------  -------------
                                                                 (In Millions)
 Individual Life Insurance                               $     8       $     4       $   185
 Private Client Group                                         --            --            --
 Retail Investments                                           --             5           230
 Property and Casualty Insurance                              --            --           350
                                                         -------       -------       -------
  Total U.S. Consumer Division                                 8             9           765
                                                         -------       -------       -------


 Group Insurance                                              --            --            --
 Other Employee Benefits                                      --            51            10
                                                         -------       -------       -------
  Total Employee Benefits Division                            --            51            10
                                                         -------       -------       -------


 International Insurance                                       2            --           102
 International Securities and Investments                     --            --             1
                                                         -------       -------       -------
  Total International Division                                 2            --           103
                                                         -------       -------       -------


 Investment Management and Advisory Services                  --            --            --
 Other Asset Management                                       --            --            --
                                                         -------       -------       -------
  Total Asset Management Division                             --            --            --
                                                         -------       -------       -------


 Corporate and Other                                           5           420           (32)
                                                         -------       -------       -------
  Total                                                       15           480           846
                                                         -------       -------       -------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                      --            --            --
 Related Charges:
  Reserves                                                    --            --            --
  Amortization of deferred policy
   acquisition costs                                          --            --            (5)
                                                         -------       -------       -------
   Total realized investment gains,
     net of losses and related charges                        --            --            (5)
                                                         -------       -------       -------
 Divested businesses and related runoff operations            --            --            --
                                                         -------       -------       -------
  Total -- Financial Services Businesses                      15           480           841
                                                         -------       -------       -------
Traditional Participating Products segment                 2,246            71           314
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                      --            --            --
 Related Charges:
  Dividends to policyholders                                 310            --            --
                                                         -------       -------       -------
  Total realized investment gains, net
   of losses and related charges                             310            --            --
                                                         -------       -------       -------
  Total -- Traditional Participating
   Products segment                                        2,556            71           314
                                                         -------       -------       -------
  Total per Consolidated Financial Statements            $ 2,571       $   551       $ 1,155
                                                         =======       =======       =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)



                                                                Year ended December 31, 1998
                                                        ------------------------------------------------------
                                                                                                   Interest
                                                                                                 Credited to
                                                                       Net                      Policyholders'
                                                                    Investment  Policyholders'     Account
                                                          Revenues    Income       Benefits        Balances
                                                          --------  ----------  --------------  --------------
                                                                          (In Millions)
Financial Services Businesses:
 Individual Life Insurance                               $ 1,674       $   300       $   525       $   117
 Private Client Group                                      2,317           255            --            --
 Retail Investments                                        1,532           567           125           294
 Property and Casualty Insurance                           1,812           223         1,070            --
                                                         -------       -------       -------       -------
  Total U.S. Consumer Division                             7,335         1,345         1,720           411
                                                         -------       -------       -------       -------

 Group Insurance                                           2,205           441         1,650           158
 Other Employee Benefits                                   3,258         2,730           991         1,278
                                                         -------       -------       -------       -------
  Total Employee Benefits Division                         5,463         3,171         2,641         1,436
                                                         -------       -------       -------       -------

 International Insurance                                   1,090            65           742             3
 International Securities and Investments                    532            55            --            --
                                                         -------       -------       -------       -------
  Total International Division                             1,622           120           742             3
                                                         -------       -------       -------       -------

 Investment Management and Advisory Services                 740             2            --            --
 Other Asset Management                                      253             9            --            --
                                                         -------       -------       -------       -------
  Total Asset Management Division                            993            11            --            --
                                                         -------       -------       -------       -------

 Corporate and Other                                         313           894            20            --
                                                         -------       -------       -------       -------
  Total                                                   15,726         5,541         5,123         1,850
                                                         -------       -------       -------       -------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                     944            --            --            --
 Related Charges:
  Reserves                                                    --            --           218            --
  Amortization of deferred policy
   acquisition costs                                          --            --            --            --
                                                         -------       -------       -------       -------
   Total realized investment gains,
     net of losses and related charges                       944            --           218            --
                                                         -------       -------       -------       -------
 Divested businesses and related runoff operations           325           119            55            --
                                                         -------       -------       -------       -------
  Total -- Financial Services Businesses                  16,995         5,660         5,396         1,850
                                                         -------       -------       -------       -------
Traditional Participating Products segment                 8,332         3,794         4,390           103
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                   1,697            --            --            --
 Related Charges:
  Dividends to policyholders                                  --            --            --            --
                                                         -------       -------       -------       -------
  Total realized investment gains, net
   of losses and related charges                           1,697            --            --            --
                                                         -------       -------       -------       -------
  Total -- Traditional Participating
   Products segment                                       10,029         3,794         4,390           103
                                                         -------       -------       -------       -------
  Total per Consolidated Financial Statements            $27,024       $ 9,454       $ 9,786       $ 1,953
                                                         =======       =======       =======       =======

                                                            Year ended December 31, 1998
                                                       --------------------------------------
                                                                                Amortization
                                                                                 of Deferred
                                                                                   Policy
                                                       Dividends to   Interest   Acquisition
                                                       Policyholders  Expense       Costs
                                                       -------------  --------  -------------
                                                                     (In Millions)
Financial Services Businesses:
 Individual Life Insurance                               $     5       $     4       $   185
 Private Client Group                                         --            --            --
 Retail Investments                                           --             3           180
 Property and Casualty Insurance                              --            --           340
                                                         -------       -------       -------
  Total U.S. Consumer Division                                 5             7           705
                                                         -------       -------       -------


 Group Insurance                                              --             1            --
 Other Employee Benefits                                      --            28            10
                                                         -------       -------       -------
  Total Employee Benefits Division                            --            29            10
                                                         -------       -------       -------


 International Insurance                                       2            --           103
 International Securities and Investments                     --            --             1
                                                         -------       -------       -------
  Total International Division                                 2            --           104
                                                         -------       -------       -------


 Investment Management and Advisory Services                  --            --             5
 Other Asset Management                                       --            --            --
                                                         -------       -------       -------
  Total Asset Management Division                             --            --             5
                                                         -------       -------       -------


 Corporate and Other                                           5           446           (50)
                                                         -------       -------       -------
  Total                                                       12           482           774
                                                         -------       -------       -------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                      --            --            --
 Related Charges:
  Reserves                                                    --            --            --
  Amortization of deferred policy
   acquisition costs                                          --            --             7
                                                         -------       -------       -------
   Total realized investment gains,
     net of losses and related charges                        --            --             7
                                                         -------       -------       -------
 Divested businesses and related runoff operations            --            --            --
                                                         -------       -------       -------
  Total -- Financial Services Businesses                      12           482           781
                                                         -------       -------       -------
Traditional Participating Products segment                 2,229            66           358
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                      --            --            --
 Related Charges:
  Dividends to policyholders                                 236            --            --
                                                         -------       -------       -------
  Total realized investment gains, net
   of losses and related charges                             236            --            --
                                                         -------       -------       -------
  Total -- Traditional Participating
   Products segment                                        2,465            66           358
                                                         -------       -------       -------
  Total per Consolidated Financial Statements            $ 2,477       $   548       $ 1,139
                                                         =======       =======       =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


   The summary below presents total assets for the Company's reportable segments as of December 31, 2000, 1999 and 1998.

                                                                                                    Assets
                                                                                      ---------------------------------
                                                                                             2000       1999       1998
                                                                                         --------   --------   --------
                                                                                                 (In Millions)
Individual Life Insurance                                                                $ 22,992   $ 22,040   $ 20,406
Private Client Group                                                                       18,426     23,157     17,681
Retail Investments                                                                         27,042     28,658     25,594
Property and Casualty Insurance                                                             4,763      4,380      4,865
                                                                                         --------   --------   --------
  Total U.S. Consumer Division                                                             73,223     78,235     68,546
                                                                                         --------   --------   --------

Group Insurance                                                                            15,891     13,850     12,014
Other Employee Benefits                                                                    59,926     60,105     67,702
                                                                                         --------   --------   --------
  Total Employee Benefits Division                                                         75,817     73,955     79,716
                                                                                         --------   --------   --------

International Insurance                                                                     6,726      5,804      4,329
International Securities and Investments                                                    3,644      3,471      3,460
                                                                                         --------   --------   --------
  Total International Division                                                             10,370      9,275      7,789
                                                                                         --------   --------   --------

Investment Management and Advisory Services                                                20,251     18,174     18,421
Other Asset Management                                                                     10,351      7,384      5,716
                                                                                         --------   --------   --------
  Total Asset Management Division                                                          30,602     25,558     24,137
                                                                                         --------   --------   --------

Corporate and Other                                                                        12,814     29,498     36,136
                                                                                         --------   --------   --------
  Total--Financial Services Businesses                                                    202,826    216,521    216,324
                                                                                         --------   --------   --------

Traditional Participating Products segment                                                 69,927     68,573     63,098
                                                                                         --------   --------   --------
  Total Assets                                                                           $272,753   $285,094   $279,422
                                                                                         ========   ========   ========

17.  CONTINGENCIES AND LITIGATION
   Contingencies

   On September 19, 2000, the Company sold Gibraltar Casualty Company ("Gibraltar"), a subsidiary engaged in the commercial property and casualty insurance business, to Everest Re Group, Ltd. ("Everest"). Upon closing of the sale, the Company entered into a stop-loss reinsurance agreement with Everest whereby the Company will reinsure Everest for up to 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing of the sale.

   The Company's property and casualty operations are subject to rate and other laws and regulations covering a range of trade and claim settlement practices. State insurance regulatory authorities have broad discretion in approving an insurer's proposed rates. A significant portion of the Company's automobile insurance is written in the state of New Jersey. Under certain circumstances, New Jersey insurance laws require an insurer to provide a refund or credit to policyholders based upon the profits earned on automobile insurance.

   The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements.

   It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes,

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


17. CONTINGENCIES AND LITIGATION (continued)




   however, that ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

   Litigation

   The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

   In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

   As of December 31, 2000, the Company remained a party to approximately 61 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. In addition, there were 48 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. The Company believes that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlement or who failed to "opt out" but nevertheless seek to proceed against the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

   The Company believes that its reserves related to sales practices, as of December 31, 2000, are adequate. No incremental provisions were recorded in 2000. In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately and other fees and expenses associated with the resolution of sales practices issues.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


17. CONTINGENCIES AND LITIGATION (continued)


   The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and related liability balances as of the dates indicated:

                                                                                   Year Ended December 31,
                                                                        --------------------------------------------
                                                                           2000      1999      1998     1997    1996
                                                                          -----    ------    ------   ------  ------
                                                                                        (In Millions)
Liability balance at beginning of period                                  $ 891    $3,058    $2,553   $  963  $  -
Charges to expense:
  Remedy costs                                                              (54)      (99)      510    1,640     410
  Additional sales practices costs                                           54       199       640      390     715
                                                                          -----    ------    ------   ------  ------
  Total charges to expense                                                    -       100     1,150    2,030   1,125
Amounts paid or credited:
  Remedy costs                                                              448     1,708       147        -       -
  Additional sales practices costs                                          190       559       498      440     162
                                                                          -----    ------    ------   ------  ------
  Total amounts paid or credited                                            638     2,267       645      440     162
                                                                          -----    ------    ------   ------  ------
Liability balance at end of period                                        $ 253    $  891    $3,058   $2,553  $  963
                                                                          =====    ======    ======   ======  ======


   In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

   In 1997, management increased the estimated liability for the cost of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million before taxes to recognize the increase in estimated total additional sales practices costs.

   In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied;
   (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

   In 1999, the Company recorded an increase of $199 million of the estimate of total additional sales practices costs. This was offset by a $99 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

   In 2000, the Company recorded an increase of $54 million of the estimate of total additional sales practices costs. This was partially offset by a $54 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

   In addition, the Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or is commenced within two years

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


17. CONTINGENCIES AND LITIGATION (continued)


   of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company's former managed care operations and assert nationwide classes. On October 23, 2000, by Order of the Judicial Panel on Multi-district Litigation, a number of these class actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. Some of these class actions allege, among other things, misrepresentation of the level of services and quality of care, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of contract and fiduciary duty, violations of and conspiracy to violate RICO, deprivation of plaintiffs' rights to the delivery of honest medical services and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. This litigation is in the preliminary stages.

   The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

18. OTHER EVENTS

   The Company is currently seeking to acquire Kyoei Life Insurance Co., Ltd. ("Kyoei"), a financially troubled Japanese life insurer, subject to final completion of reorganization proceedings involving Kyoei under the Corporate Reorganization Law of Japan ("Reorganization Law"). Pursuant to these proceedings, on April 2, 2001, the Tokyo District Court approved a reorganization plan ("Reorganization Plan") providing for the restructuring of Kyoei's assets and liabilities. The Reorganization Plan is expected to become effective in April 2001. The Reorganization Plan includes the extinguishment of all existing stock of Kyoei for no consideration and the issuance of one million new shares of common stock. Under the Reorganization Plan, the Company will contribute approximately $437 million in cash to Kyoei's capital and acquire 100% of Kyoei's newly issued common stock and provide approximately $857 million to Kyoei in the form of a subordinated loan. There is no assurance that the Company will complete the proposed acquisition.



                                     ******

                DETERMINATION OF ACCUMULATION UNIT VALUES AND
                  OF THE AMOUNT OF MONTHLY VARIABLE ANNUITY
                                   PAYMENTS


A. ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each valuation period, also referred to in this section as business day.

On any given business day the value of accumulation units in each subaccount will be determined by multiplying the value of a unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the 1.2% annual charge for expense risks and mortality risks. The value of the assets of a subaccount is determined by multiplying the number of shares of the Series Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund but not yet paid.

B. DETERMINATION OF THE AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENT

When a contractowner elects to convert his or her variable account into monthly variable annuity payments (an option available under the WVA-83 contract and the VIP-84 contract, but NOT under the VIP-86 contract), the number of accumulation units credited to him or her in each subaccount is first reduced to take into account any applicable sales charge and any state premium taxes that may be payable. The remaining accumulation units are then converted into a number of annuity units of equal total value. As with accumulation units, the value of each annuity unit also changes daily in accordance with the investment results of the underlying Series Fund portfolio, after deduction of the daily equivalent of the 1.2% annual charge for assuming expense and mortality risks.

Built into the value of annuity units is an assumption that the value of a subaccount will grow by 3.5% each year. The reason for making this assumption is explained more fully below. Accordingly, the value of an annuity unit always increases by an amount that is somewhat less than the increase would have been had this assumption not been made and decreases by an amount that is somewhat greater than the decrease would have been had the assumption not been made. If the value of the assets of a subaccount increases from one day to the next at a rate equivalent to 4.7% per year (3.5% plus the annual charge of 1.2%), the annuity unit value will not change. If the increase is less than at a rate equivalent to 4.7% per year, the annuity unit value will decrease.

To determine the amount of each monthly variable annuity payment, the first step is to refer to the Schedule of Annuity Rates set forth in the contract, relating to the form of annuity selected by the contractowner. For example, for a man of 65 years of age who has selected a lifetime annuity with a guaranteed minimum of 120 payments, the applicable schedules currently provide that 1000 annuity units will result in the payment each month of an amount equal to the value of 5.73 annuity units. (Due to the fact that the Schedule of Annuity Rates set forth in the WVA-83 contract differs from that set forth in the VIP-84 contract, the preceding sentence, as it applies to the WVA-83 contract, is modified. See item 3 under DIFFERENCES UNDER THE WVA-83 CONTRACT in this Statement of Additional Information.) The amount of the first variable annuity payment made on the first day of the month will be equal to that number of annuity units multiplied by the annuity unit value at the end of that day, if a business day, or otherwise at the end of the last preceding business day. The amount of each subsequent variable annuity payment made on the first day of the month will be equal to the number of annuity units multiplied by the annuity unit value at the end of the last business day which is at least 5 days before the date the annuity payment is due. (Under the WVA-83 contract, the amount of each variable annuity payment made after the first payment is not determined as described in the preceding sentence. See item 4 under DIFFERENCES UNDER THE WVA-83 CONTRACT in this Statement of Additional Information.)

As stated above, the annuity unit values change in accordance with the investment results of the subaccount but will not increase the amount of each monthly variable payment unless the assets in the subaccount increase, after deducting the 1.2% annual charge, at a rate greater than 3.5% per year. This compensates for the fact that the annuity rate schedules have been constructed upon the assumption that there will be a 3.5% annual increase in the value of each subaccount. Although a different assumption could have been made, namely that the subaccounts will not increase in value, this would have resulted in smaller variable annuity payments immediately after annuitization and larger payments in later years. This would have been advantageous for annuitants who happen to live very long but disadvantageous to those who happen to die earlier. Prudential believes that the 3.5% annual growth assumption is better for contractowners, because it produces a better balance between early and later variable annuity payments.

                QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                          VARIABLE ANNUITY CONTRACTS


















                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                            TELEPHONE: (888) PRU-2888

                                    PART C

                              OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS


(1) Financial Statements of The Prudential Qualified Individual Variable Contract Account (Registrant) consisting of the Statements of Net Assets, as of December 31, 2000; the Statements of Operations for the year ended December 31, 2000; the Statements of Changes in Net Assets for the years ended December 31, 2000 and 1999; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).

(2) Consolidated Financial Statements of The Prudential Insurance Company of America (Depositor) and its subsidiaries, consisting of the Consolidated Statements of Financial Position as of December 31, 2000 and 1999; the Consolidated Statements of Operations, Consolidated Statements of Changes in Equity and Consolidated Statements of Cash Flows for the years ended December 31, 2000, 1999 and 1998 and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).


(b)  EXHIBITS

(1) Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Individual Variable Contract Account. (Note 6)

(2) Agreements for custody of securities and similar investments--Not
    Applicable.

(3) (a) Form of Distribution Agreement between Prudential Investment Services LLC ("PIMS") (Underwriter) and The Prudential Insurance Company of America (Depositor). (Note 9)

    (b)  Form of Selected Broker Agreement used by PIMS. (Note 9)


(4) (a)  Individual Variable Annuity Contract (Form WVA-83). (Note 8)

    (b) Special Page One to the Contract (Form WVA-83) for use in New York issues. (Note 8)

    (c) Endorsement WVA2-83 to the Contract (Form WVA-83) for use in New Jersey issues. (Note 8)

    (d) Special Page Six WVA-83 to the Contract (Form WVA-83) for use in Oklahoma issues. (Note 8)

    (e) Special Page Six WVA-83 to the Contract (Form WVA-83) for use in California issues. (Note 8)

    (f) Endorsement WVA 3-83 to the Contract (Form WVA-83) for use in Tennessee issues. (Note 8)

    (g) Endorsement WVA 4-83 to the Contract (Form WVA-83 and VIP-84) for use in Texas issues. (Note 8)

    (h) Endorsement WVA 5-83 to the Contract (Form WVA-83) for use in Texas and Pennsylvania issues. (Note 8)

    (i) Endorsement WVA 6-83 to the Contract (Form WVA-83) for use in California issues. (Note 8)

    (j) Endorsement COMB 84889-83 to the Contract (Form WVA-83) for use in the District of Columbia and in all states except New York. (Note 8)

    (k) Endorsement COMB 84890-83 to the Contract (Form WVA-83) for use in the District of Columbia and in all states except New York. (Note 8)

    (l)  Individual Variable Annuity Contract (Form VIP-84). (Note 8)

    (m)  Special Page One to the Contract (Form VIP-84). (Note 8)

    (n) Special Page Nineteen to the Contract (Form VIP-84) for use in New York issues. (Note 8)

    (o) Special Page Four to the Contract (Form VIP-84) for use in Oklahoma issues. (Note 8)

    (p) Special Page Seven to the Contract (Form VIP-84) for use in Oklahoma issues. (Note 8)

    (q) Special Page Four to the Contract (Form VIP-84) for use in California issues. (Note 8)

    (r) Special Page Seven to the Contract (Form VIP-84) for use in California issues. (Note 8)

    (s) Endorsement VIP 3-84 to the Contract (Form VIP-84) for use in California issues. (Note 8)

    (t) Endorsement WVA 13-85 to the Contract (Form VIP-84) for use in all the states so that the Contract meets Internal Revenue Code Section 72(s) requirements for an annuity. (Note 8)

    (u) Endorsement VIP 6-85 to the Contract (Form VIP-84) for use in all the states so that the Contract meets Internal Revenue Code Section 72(s) requirements for an annuity. (Note 8)

    (v) Individual Variable Annuity Contract (Form VIP-86). (Note 8)


    (w) Individual Variable Annuity Contract (Form VIP-86) revised. (Note 6)

    (x) Special Jacket VIP-86 MN to the VIP-86 Contract for use in Minnesota issues. (Note 8)

    (y) Special Jacket VIP-86 NY to the VIP-86 Contract for use in New York issues. (Note 8)

    (z) Special Contract Data Page 3 (VIP-86) (MN) to the VIP-86 Contract for use in Minnesota issues. (Note 8)

    (aa) Special Page 7 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 8)

    (bb) Special Page 7 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. (Note 8)

    (cc) Special Page 8 (VIP-86)(SC) to the VIP-86 Contract for use in South Carolina issues. (Note 8)

    (dd) Special Page 8 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. (Note 8)

    (ee) Special Page 11 (VIP-86) (WA) to the VIP-86 Contract for use in Washington issues. (Note 8)

    (ff) Special Page 11 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina issues. (Note 8)

    (gg) Special Page 11 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 8)

    (hh) Special Page 11 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 8)

    (ii) Special Page 12 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina and Washington issues. (Note 8)

    (jj) Special Page 12 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 8)

    (kk) Special Page 12 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 8)

    (ll) Special Page 13 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 8)

    (mm) Special Page 14 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 8)

    (nn) Special Back Jacket Page 18 (VIP-86) (MN) to the VIP-86 Contract for use in Minnesota issues. (Note 8)

    (oo) Special Back Jacket Page 18 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 8)

    (pp) Special Jacket VIP-86-P to the VIP-86 Contract for use in Pennsylvania issues. (Note 8)

    (qq) Special Contract Data Page 3 (VIP-86) (MA) to the VIP-86 Contract for use in Massachusetts issues. (Note 8)

    (rr) Special Page 7 (VIP-86) (PA) to the VIP-86 Contract for use in Pennsylvania issues. (Note 8)

    (ss) Special Blank Page 13 (VIP-86) (MA) to the VIP-86 Contract for use in Massachusetts issues. (Note 8)

    (tt) Special Blank Page 17 (VIP-86-P) to the VIP-86 Contract for use in Pennsylvania issues. (Note 8)

    (uu) Special Back Jacket Page 18 (VIP-86-P) to the VIP-86 Contract for use in Pennsylvania issues. (Note 8)

    (vv) Endorsement VIP 501-86 to the VIP-86 Contract for use in all states except Delaware, Georgia, Massachusetts, North Dakota, New York, Oregon, Pennsylvania and Texas. (Note 8)

    (ww) Endorsement COMB 84890-83 to the VIP-86 Contract for use in Montana. (Note 8)

    (xx) Endorsement Certification PLI 254-86 to the VIP-86 Contract for use in Pennsylvania. (Note 8)

    (yy) Endorsement PLI 288-88 to the VIP-86 Contract. (Note 8)

    (zz) Waiver of Withdrawal Charges rider ORD 88753-92 to the VIP-86 Contract (at issue). (Note 8)

   (aaa) Waiver of Withdrawal Charges rider ORD 88754-92 to the VIP-86 Contract (after issue). (Note 8)

   (bbb) Spousal Continuance rider ORD 89011-93 to the VIP contract (at issue). (Note 2)

   (ccc) Endorsement altering the Assignment provision ORD 83922-95. (Note 3)

(5) Application for Individual Variable Annuity Contract:

    (a) Application Form VA 200 ED 07/83 for Individual Variable Annuity Contract (Form WVA-83). (Note 8)

    (b) Application Form VA 200 ED 5/84 for Individual Variable Annuity Contract (Form VIP-84) for use by Prudential representatives. (Note 8)

    (c) Application Form VA 200B ED 5/84 for Individual Variable Annuity Contract (Form VIP-84) for use by Prudential Securities account executives. (Note 8)

    (d) Revised Application Form VA 200 ED 5/84-Non-Qualified for Individual Annuity Contract (Form VIP-84) for use by Prudential representatives. (Note 8)

    (e)  Revised Application Form VA 200 Ed. 5/86-Non-Qualified. (Note 8)

    (f) Revised Application Form VA 200 Ed. 5/86-Non-Qualified (NY) for use in New York. (Note 8)

    (g)  Revised Application Form VA 200 Ed. 9/86-Non-Qualified. (Note 8)

    (h)  Revised Application Form VA 200 Ed. 11/86-Non-Qualified. (Note 8)

    (i)  Application for VIP annuity contract ORD 87348-92. (Note 2)

    (j)  Supplement to the Application for a VIP contract ORD 87454-92. (Note 2)

(6) (a) Charter of The Prudential Insurance Company of America, as amended November 14, 1995. (Note 7)

    (b) By-Laws of The Prudential Insurance Company of America, as amended May. 12, 1998. (Note 5)

(7) Contract of reinsurance in connection with variable annuity contract--Not Applicable.

(8) Other material contracts performed in whole or part after the date the registration statement is filed:

    (a) Purchase Agreement between The Prudential Series Fund, Inc. and The Prudential Insurance Company of America. (Note 8)

(9) Opinion of Counsel and consent to its use as to legality of the securities being registered. (Note 1)

(10)(a) Written consent of PricewaterhouseCoopers LLP, independent accountants. (Note 1)

    (b)  Written consent of Shea & Gardner.

(11)     All financial statements omitted from Item 23, Financial
         Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial contract-owners--Not Applicable.

(13)     Schedule of Performance Computations. (Note 1)

(14)     Powers of Attorney.

    (a) Agnew, Becker, Carbone, Casellas, Cullen, Davis, Gilmour, Gray, Hansen, Hiner, Harner, Kelley, Malkiel, Piszel, Ryan, Schmertz, Sitter, Staheli, Thomson, Unruh, Vagelos, Van Ness, Volcker. (Note 4)



----------
(Note 1)  Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 19 to Form S-6, Registration No. 2-80897, filed April 28, 1994.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 20 to Form S-6, Registration No. 2-80897, filed February 27, 1995.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration Statement No. 33-20083, filed April 10, 2001, on behalf of The Prudential Variable Contract Real Property Account (PRURPA).

(Note 5) Incorporated by reference to Form S-6, Registration No. 333-64957, filed September 30, 1998, on behalf of The Prudential Variable Appreciable Account.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 24 to Form N-4, Registration No. 2-80897, filed April 24, 1998, on behalf of The Prudential Individual Variable Contract Account.


(Note 7) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-1, Registration No. 33-20083, filed April 9, 1997, on behalf of the Prudential Variable Contract Real Property Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4, Registration No. 2-81318 filed April 25, 2000, on behalf of The Prudential Individual Variable Contract Account.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Incorporated by reference to The Prudential Individual Variable Contract Account statement of additional information under "Directors and Officers" which is located in Part B of this Registration Statement.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Prudential Insurance Company of America ("Prudential") is a mutual life insurance company organized under the laws of New Jersey.

Prudential may be deemed to control The Prudential Series Fund, Inc., a Maryland corporation which is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, all the shares of which are held by Prudential and the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940:
The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account (Registrant), The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24 (separate accounts of Prudential); the Pruco Life PRUvider Variable Appreciable Account, the Pruco Life Variable Universal Account, The Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life")); the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey")). Pruco Life, an insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of Prudential. Pruco Life of New Jersey, an insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential.

Prudential holds all of the shares of Prudential's Gibraltar Fund, a Delaware corporation, in three of its separate accounts. Each of these separate accounts is a unit investment trust registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940.

In addition, Prudential may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential, all of which are registered as open-end, diversified, management investment companies under the Investment Company Act of 1940.

The subsidiaries of Prudential and short descriptions of each are listed under
Item 25 of Post-Effective Amendment No. 42 to the Form N-IA Registration Statement for The Prudential Series Fund, Inc., Registration No. 2-80896, filed on or about April 30, 2001, the text of which is hereby incorporated.

ITEM 27. NUMBER OF CONTRACTOWNERS

As of March 31, 2001 there were 203,894 contractowners of qualified contracts offered by the Registrant.

ITEM 28. INDEMNIFICATION

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (8)(ii) of Post-Effective Amendment No. 12 to Form N-4, Registration No. 33-25434, filed April 30, 1997, on behalf of the Prudential Individual Variable Contract Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

     (a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Prudential Government Securities Trust, The Target Portfolio Trust, Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential High Yield Fund, Inc., Prudential Index Series Fund, Prudential MoneyMart Assets Inc., Prudential Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential International Bond Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., The Prudential Investment Portfolios, Inc., Prudential Mid-Cap Value Fund, Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential 20/20 Focus Fund, Prudential Value Fund, Prudential World Fund, Inc., Strategic Partners Series and Target Funds.

PIMS is also distributor of the following registered investment companies:
Separate Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Premier Group Variable Contract Account, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)(1) The following table sets forth certain information regarding the officers and directors of PIMS:

                                     POSITIONS AND OFFICES                     POSITIONS AND OFFICES
         NAME (1)                    WITH UNDERWRITER                          WITH REGISTRANT
         ------------------------    ---------------------------------         ----------------------
         Robert F. Gunia             President                                 None

         Stuart A. Abrams            Senior Vice President and Chief
                                     Compliance Officer                        None

         Jean D. Hamilton            Executive Vice President                  None


         Bernard B. Winograd         Executive Vice President                  None


         Francis O. Odubekun         Senior Vice President
                                     and Chief Operations Officer              None

         William V. Healey           Senior Vice President, Secretary
                                     and Chief Legal Officer                   None

         Margaret M. Deverell        Vice President, Comptroller and
                                     Chief Financial Officer                   None

         C. Edward Chaplin           Treasurer                                 None

         ------------------

         (1) The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 unless otherwise noted.

(c)      Not applicable.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the Registration Statement under which management-related services are provided to the Registrant--Not applicable.

ITEM 32. UNDERTAKINGS

     (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.


     (b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information or
         (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.


     (c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) The Prudential Insurance Company of America ("Prudential") hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Prudential.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Prudential Qualified Individual Variable Contract Account, represents that this post-effective amendment is filed solely for one or more of the purposes specified in paragraph
(b)(1) of Rule 485 under the Securities Act of 1933, and further represents that no material event requiring disclosure in the prospectus has occurred since the effective date of the most recent post-effective amendment to this registration statement, and the Registrant and the Depositor have duly caused this Registration Statement to be signed on their behalf, in the City of Newark, and State of New Jersey, on this 27 day of April, 2001.



    (SEAL)

          THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

                                  (Registrant)

                 BY: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                   (Depositor)

Attest: /s/  THOMAS C. CASTANO                   By: /s/ ESTHER H. MILNES
       ------------------------------------         ---------------------------
         THOMAS C. CASTANO                            ESTHER H. MILNES
         ASSISTANT SECRETARY                          VICE PRESIDENT AND ACTUARY


     As required by the Securities Act of 1933, this Post-Effective Amendment No. 28 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

        SIGNATURE AND TITLE
        -------------------
      /s/ *                                            April 27, 2001
    ---------------------------------------
         ARTHUR F. RYAN
         CHAIRMAN OF THE BOARD, PRESIDENT,
         AND CHIEF EXECUTIVE OFFICER

      /s/ *
    ---------------------------------------
         ANTHONY S. PISZEL
         VICE PRESIDENT AND CONTROLLER
         (CHIEF ACCOUNTING OFFICER)

      /s/ *
    ---------------------------------------
         RICHARD J. CARBONE
         SENIOR VICE PRESIDENT AND
         PRINCIPAL FINANCIAL OFFICER


      /s/ *
    ---------------------------------------
         FRANKLIN E. AGNEW
         DIRECTOR


                                                *By: /s/ THOMAS C. CASTANO
                                                    ---------------------------
                                                      THOMAS C. CASTANO
                                                      (ATTORNEY-IN-FACT)



      /s/ *
    ---------------------------------------
         FREDERIC C. BECKER
         DIRECTOR

      /s/ *
    ---------------------------------------
         GILBERT CASELLAS
         DIRECTOR


      /s/ *
    ---------------------------------------
         JAMES G. CULLEN
         DIRECTOR

      /s/ *
    ---------------------------------------
         CAROLYNE K. DAVIS
         DIRECTOR

         SIGNATURE AND TITLE
         -------------------





                                                  April 27, 2001






      /s/ *
    ---------------------------------------
         ALLAN D. GILMOUR
         DIRECTOR



      /s/ *                                     * By: /s/ THOMAS C. CASTANO
    ---------------------------------------         ---------------------------
         WILLIAM H. GRAY, III                         THOMAS C. CASTANO
         DIRECTOR                                     (ATTORNEY-IN-FACT)



      /s/ *
    ---------------------------------------
         JON F. HANSON
         DIRECTOR


      /s/ *
    ---------------------------------------
         GLEN H. HINER, JR.
         DIRECTOR


      /s/ *
    ---------------------------------------
         CONSTANCE J. HORNER
         DIRECTOR


      /s/ *
    ---------------------------------------
         GAYNOR N. KELLEY
         DIRECTOR


      /s/ *
    ---------------------------------------
         BURTON G. MALKIEL
         DIRECTOR


      /s/ *
    ---------------------------------------
         IDA F.S. SCHMERTZ
         DIRECTOR


      /s/ *
    ---------------------------------------
         CHARLES R. SITTER
         DIRECTOR


      /s/ *
    ---------------------------------------
         DONALD L. STAHELI
         DIRECTOR


      /s/ *
    ---------------------------------------
         RICHARD M. THOMSON
         DIRECTOR

      /s/ *
    ---------------------------------------
         JAMES A. UNRUH
         DIRECTOR



      /s/ *                                       April 27, 2001
    ---------------------------------------
         ROY VAGELOS, M.D.
         DIRECTOR



      /s/ *
    ---------------------------------------
         STANLEY C. VAN NESS
         DIRECTOR


      /s/ *
    ---------------------------------------
         PAUL A. VOLCKER
         DIRECTOR



                                                  *By: /s/ THOMAS C. CASTANO
                                                       -------------------------
                                                           THOMAS C. CASTANO
                                                           (ATTORNEY-IN-FACT)

                                EXHIBIT INDEX
                                -------------









  (9) Opinion of Counsel and consent to its use as to legality of the securities being registered

  (10) (a) Written consent of PricewaterhouseCoopers LLP, independent accountants

       (b) Written consent of outside counsel

  (13)     Schedule of Performance Computations